                                                                   Exhibit No.99

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-E
$1,511,195,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and 4-A-1
(Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America.

May 18, 2004

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

----------------------------------------------------------------------------------------------------------------------------------
                                                            To Roll /(1)/
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Expected               Expected
                          Approx.                                     Est.      Est. Prin.     Maturity to    Delay     Ratings
Class                   Size /(2)/    Interest - Principal Type    WAL (yrs)   Window (mos)   Roll @ 20 CPR    Days   (S&P/Fitch)
-----                  ------------   -------------------------    ---------   ------------   -------------   -----   ----------
Offered Certificates
1-A-1                  $297,871,000   Variable - Pass-thru /(3)/     2.09         1 - 35         04/25/07       24    AAA / AAA
2-A-1                   127,837,000   Variable - Sequential /(4)/    0.50         1 - 12         05/25/05        0    AAA / AAA
2-A-2                    57,949,000   Variable - Sequential /(4)/    1.25        12 - 18         11/25/05        0    AAA / AAA
2-A-3                    95,454,000   Variable - Sequential /(4)/    2.00        18 - 30         11/25/06       24    AAA / AAA
2-A-4                    73,520,000   Variable - Sequential /(5)/    3.00        30 - 42         11/25/07       24    AAA / AAA
2-A-5                    72,932,000   Variable - Sequential /(5)/    4.16        42 - 59         04/25/09       24    AAA / AAA
2-A-6                   199,749,000   Variable - Sequential /(5)/    4.91        59 - 59         04/25/09       24    AAA / AAA
2-A-7                   300,000,000   Variable - Pass-thru /(5)/     2.92         1 - 59         04/25/09       24    AAA / AAA
3-A-1                   222,629,000   Variable - Pass-thru /(6)/     2.96         1 - 59         04/25/09       24    AAA / AAA
4-A-1                    63,254,000   Variable - Pass-thru /(7)/     3.34         1 - 83         04/25/11       24    AAA / AAA

Not Offered Hereunder
B-1                    $ 21,768,000                                                                                      N.A.
B-2                       7,774,000                                                                                      N.A.
B-3                       4,664,000                                                                                      N.A.
B-4                       4,664,000                                                                                      N.A.
B-5                       3,110,000                                                                                      N.A.
B-6                       1,554,988                                                                                      N.A.
1-A-R                           100                                                                                      N.A.

2-A-IO                          TBD   Variable-Interest Only                                                             N.A.

SES                             TBD     Interest Only /(8)/                                                              N.A.

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, April 2009, April 2009 and April 2011, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to May 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) and (2) [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after May 2009, interest will accrue on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date, interest will accrue on the Class 2-A-4, Class
     2-A-5, Class 2-A-6 and Class 2-A-7 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date, interest will accrue on the Class SES
     Component for Group 1 at a rate equal to 0.325% per annum and for Group 2, Group 3 and Group 4 at a rate equal to 0.200% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

----------------------------------------------------------------------------------------------------------------------------------
                                                             To Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                                                     Est.   Est. Prin.      Expected               Expected
                            Approx                                   WAL      Window         Final       Delay     Ratings
Class                      Size/(1)/    Interest - Principal Type   (yrs)   (mos)/(2)/   Maturity/(2)/    Days   (S&P/Fitch)
-----                    ------------   -------------------------   -----   ----------   -------------   -----   -----------
Offered Certificates
1-A-1                    $297,871,000   Variable - Pass-thru/(3)/    4.02     1 - 360        05/25/34      24     AAA / AAA
2-A-1                     127,837,000   Variable - Sequential/(4)/   0.50     1 - 360        05/25/34       0     AAA / AAA
2-A-2                      57,949,000   Variable - Sequential/(4)/   1.25     1 - 360        05/25/34       0     AAA / AAA
2-A-3                      95,454,000   Variable - Sequential/4)/    2.00     1 - 360        05/25/34      24     AAA / AAA
2-A-4                      73,520,000   Variable - Sequential/(5)/   3.00     1 - 360        05/25/34      24     AAA / AAA
2-A-5                      72,932,000   Variable - Sequential/(5)/   4.16     1 - 360        05/25/34      24     AAA / AAA
2-A-6                     199,749,000   Variable - Sequential/(5)/   8.80     1 - 360        05/25/34      24     AAA / AAA
2-A-7                     300,000,000   Variable - Pass-thru/(5)/    4.16     1 - 360        05/25/34      24     AAA / AAA
3-A-1                     222,629,000   Variable - Pass-thru/(6)/    4.25     1 - 360        05/25/34      24     AAA / AAA
4-A-1                      63,254,000   Variable - Pass-thru/(7)/    4.05     1 - 360        05/25/34      24     AAA / AAA

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to May 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) and (2) [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after May 2009, interest will accrue on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date, interest will accrue on the Class 2-A-4, Class
     2-A-5, Class 2-A-6 and Class 2-A-7 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (base upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                          Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass-Through Certificates, Series
                                      2004-E

Lead Manager (Book Runner):           Banc of America Securities LLC

Co-Managers:                          Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                  Bank of America, N.A.

Trustee:                              Wells Fargo Bank, National Association
                                      ("WFB")

Rating Agencies:                      Standard & Poor's (Class A Certificates
                                      and Subordinate Certificates except for
                                      the Class B-6 Certificates) and Fitch
                                      Ratings (Class A Certificates and the
                                      Class B-2 Certificates).

Transaction Size:                     $1,554,730,088

Securities Offered:                   $297,871,000 Class 1-A-1 Certificates
                                      $127,837,000 Class 2-A-1 Certificates
                                      $57,949,000 Class 2-A-2 Certificates
                                      $95,454,000 Class 2-A-3 Certificates
                                      $73,520,000 Class 2-A-4 Certificates
                                      $72,932,000 Class 2-A-5 Certificates
                                      $199,749,000 Class 2-A-6 Certificates
                                      $300,000,000 Class 2-A-7 Certificates
                                      $222,629,000 Class 3-A-1 Certificates
                                      $63,254,000 Class 4-A-1 Certificates

Group 1 Collateral:                   3/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 1
                                      Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      jumbo balance, fully amortizing,
                                      one-to-four family, first lien mortgage
                                      loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 59.50% of the Group 2
                                      Mortgage Loans require only payments of
                                      interest until the month following the
                                      first rate adjustment date. Approximately
                                      0.24% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      conforming balance, fully amortizing,
                                      one-to-four family, first lien mortgage
                                      loans. The Group 3 Mortgage Loans have a
                                      fixed interest rate for approximately 5
                                      years and thereafter the Mortgage Loans
                                      have a variable interest rate. All of the
                                      Group 3 Mortgage Loans require only
                                      payments of interest until the month
                                      following the first rate adjustment date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Group 4 Collateral:                   7/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 4
                                      Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Expected Pricing Date:                Week of May 17, 2004

Expected Closing Date:                May 27, 2004

Collection Period:                    The calendar month preceding the current
                                      Distribution Date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:                    25th of each month, or the next succeeding
                                      business day (First Payment Date: June 25,
                                      2004).

Cut-Off Date:                         May 1, 2004

Class A Certificates:                 Class 1-A-1, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
                                      2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-IO, 3-A-1
                                      and 4-A-1 Certificates (the "Class A
                                      Certificates"). The Class 2-A-IO
                                      Certificates are not offered hereunder.

Subordinate Certificates:             Class B-1, B-2, B-3, B-4, B-5 and B-6
                                      Certificates (the "Class B Certificates").
                                      The Subordinate Certificates are not
                                      offered hereunder.

Group 1-A Certificates:               Class 1-A-1 and 1-A-R

Group 2-A Certificates:               Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                      2-A-6, 2-A-7 and 2-A-IO

Group 3-A Certificates:               Class 3-A-1

Group 4-A Certificates:               Class 4-A-1

Day Count:                            30/360

Group 1, Group 2, Group 3 and         20% CPR
Group 4 Prepayment Speed:

Clearing:                             DTC, Clearstream and Euroclear

                                       Original
                                      Certificate      Minimum      Incremental
Denominations:                            Form      Denominations  Denominations
                                      -----------   -------------  -------------
   Class 1-A, 2-A, 3-A and 4-A        Book Entry        $1,000           $1
      Offered Certificates

SMMEA Eligibility:                    The Class A Certificates and the Class B-1
                                      Certificates are expected to constitute
                                      "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                    All of the Offered Certificates are
                                      expected to be ERISA eligible.

Tax Structure:                        REMIC

Optional Clean-up Call:               Any Distribution Date on or after which
                                      the Aggregate Principal Balance of the
                                      Mortgage Loans declines to 10% or less of
                                      the Aggregate Principal Balance as of the
                                      Cut-Off Date ("Cut-Off Date Pool Principal
                                      Balance").
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:               Principal will be allocated to the
                                      certificates according to the Priority of
                                      Distributions: The Group 1 Senior
                                      Principal Distribution Amount will
                                      generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balance has been reduced to zero. The Group 2
                                      Senior Principal Distribution Amount will generally be allocated to the Group 2-A
                                      Certificates as follows: concurrently,
                                      approximately [67.6529288656]% to the
                                      Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5
                                      and 2-A-6 Certificates, sequentially, and approximately [32.3470711344]% to the
                                      Class 2-A-7 Certificates, pro-rata, until their class balances have been reduced to zero. The Group 3 Senior Principal
                                      Distribution Amount will generally be
                                      allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Group 4 Senior Principal
                                      Distribution Amount will generally be
                                      allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The Subordinate Principal
                                      Distribution Amount will generally be
                                      allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations.
                                      After the class balance of the Class A
                                      Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:                     Interest will accrue on the Class 1-A-1,
                                      1-A-R, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7,
                                      3-A-1 and 4-A-1 Certificates during each
                                      one-month period ending on the last day of
                                      the month preceding the month in which
                                      each Distribution Date occurs (each, a
                                      "Regular Interest Accrual Period"). The
                                      initial Regular Interest Accrual Period
                                      will be deemed to have commenced on May 1,
                                      2004. Interest will accrue on the Class
                                      2-A-1 and 2-A-2 Certificates during each
                                      one-month period commencing on the 25th
                                      day of the month preceding the month in
                                      which each Distribution Date occurs and
                                      ending on the 24th day of the month in
                                      which such Distribution Date occurs (the
                                      "Class 2-A-1 Interest Accrual Period" and
                                      "Class 2-A-2 Interest Accrual Period,"
                                      respectively, and together with the
                                      Regular Interest Accrual Period, an
                                      "Interest Accrual Period"). The initial
                                      Class 2-A-1 Interest Accrual Period and
                                      2-A-2 Interest Accrual Period will be
                                      deemed to have commenced on May 25, 2004.
                                      Interest which accrues on such class of
                                      Certificates during an Interest Accrual
                                      Period will be calculated on the
                                      assumption that distributions which reduce
                                      the principal balances thereof on the
                                      Distribution Date in that Interest Accrual
                                      Period are made on the first day of the
                                      Interest Accrual Period. Interest will be
                                      calculated on the basis of a 360-day year
                                      consisting of twelve 30-day months.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:                   The Administrative Fees with respect to
                                      the Trust are payable out of the interest payments received on each Mortgage Loan.
                                      The "Administrative Fees" consist of (a) servicing compensation payable to the
                                      Servicer in respect of its servicing
                                      activities (the "Servicing Fee") and (b) fees paid to the Trustee. The
                                      Administrative Fees will accrue on the
                                      Stated Principal Balance of each Mortgage
                                      Loan at a rate (the "Administrative Fee
                                      Rate") equal to the sum of the Servicing
                                      Fee Rate for such Mortgage Loan and the
                                      Trustee Fee Rate. The "Trustee Fee Rate" will be [0.002%] per annum. The Servicing
                                      Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:                The aggregate servicing fee payable to the
                                      Servicer for any month and the interest
                                      payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such
                                      Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage
                                      Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:           As to any Mortgage Loan and Distribution
                                      Date, the excess of its mortgage interest
                                      rate over the sum of (i) the
                                      Administrative Fee Rate and (ii) the
                                      pass-through rate of the Class SES
                                      Component in the related Group.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution                     The Pool Distribution Amount for each Loan
Amount:                               Group with respect to any Distribution
                                      Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                                      Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the
                                      Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection
                                      Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection
                                      Period; and (iv) any substitution
                                      adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                      Date or amounts received in connection
                                      with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                                      Agreement. The Pool Distribution Amount
                                      will not include any profit received by
                                      the Servicer on the foreclosure of a
                                      Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:                    The Senior Percentage for a Loan Group on
                                      any Distribution Date will equal (i) the aggregate principal balance of the Class A
                                      Certificates of such Group immediately
                                      prior to such date, divided by (ii) the
                                      aggregate principal balance of the related
                                      Loan Group for such date.

Subordinate                           The Subordinate Percentage for a Loan
Percentage:                           Group for any Distribution Date will equal
                                      100% minus the Senior Percentage for such Loan Group for such date.

Subordinate                           The Subordinate Prepayment Percentage for
Prepayment                            a Loan Group for any Distribution Date
Percentage:                           will equal 100% minus the Senior
                                      Prepayment Percentage for such Loan Group
                                      for such date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Loan Group 1, Loan                    For the following Distribution Dates, will
Group 2, Loan Group                   be as follows:
3 and Loan Group 4
Senior Prepayment                                                  Senior
Percentage:                            Distribution Date   Prepayment Percentage
                                      ------------------   ---------------------
                                      June 2004
                                      through May 2011     100%;

                                      June 2011
                                      through May 2012     the applicable
                                                           Senior Percentage
                                                           plus, 70% of the
                                                           applicable
                                                           Subordinate
                                                           Percentage;

                                      June 2012
                                      through May 2013     the applicable
                                                           Senior Percentage
                                                           plus, 60% of the
                                                           applicable
                                                           Subordinate
                                                           Percentage;

                                      June 2013
                                      through May 2014     the applicable
                                                           Senior Percentage
                                                           plus, 40% of the
                                                           applicable
                                                           Subordinate
                                                           Percentage;

                                      June 2014
                                      through May 2015     the applicable
                                                           Senior Percentage
                                                           plus, 20% of the
                                                           applicable
                                                           Subordinate
                                                           Percentage;

                                      June 2015
                                      and thereafter       the applicable Senior
                                                           Percentage;

                                      provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the June 2007
                                      Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the June 2007 Distribution Date,
                                      prior to giving effect to any
                                      distributions, the Aggregate Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of the
                                      Closing Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the Senior
                                      Percentage for each Loan Group.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                     The Principal Amount for any Distribution
                                      Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated
                                      Principal Balance, as of the date of
                                      repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such
                                      Distribution Date, (c) any substitution
                                      adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                      Date, (d) any liquidation proceeds
                                      allocable to recoveries of principal of
                                      any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution
                                      Date, (e) with respect to each Mortgage
                                      Loan in such Loan Group that became a
                                      liquidated Mortgage Loan during the
                                      calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                                      Date with respect to such Mortgage Loan
                                      and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution         The Senior Principal Distribution Amount
Amount:                               for a Loan Group for any Distribution Date
                                      will equal the sum of (i) the Senior
                                      Percentage for such Loan Group of all
                                      amounts described in clauses (a) through
                                      (d) of the definition of "Principal
                                      Amount" for such Loan Group and such
                                      Distribution Date and (ii) the Senior
                                      Prepayment Percentage of the amounts
                                      described in clauses (e) and (f) of the
                                      definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution    The Subordinate Principal Distribution
Amount:                               Amount for a Loan Group for any
                                      Distribution Date will equal the sum of
                                      (i) the Subordinate Percentage for such
                                      Loan Group of the amounts described in
                                      clauses (a) and (d) of the definition of
                                      "Principal Amount" for such Loan Group and
                                      such Distribution Date and (ii) the
                                      Subordinate Prepayment Percentage for such
                                      Loan Group of the amounts described in
                                      clauses (e) and (f) of the definition of
                                      "Principal Amount" for such Loan Group and
                                      such Distribution Date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (2.80%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.40%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (0.90%)
                      -------------------------------------       Order of
      Priority of                   Class B-3                       Loss
        Payment              Credit Support (0.60%)              Allocation
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.30%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.10%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
       -------------------------------------------------------------------
                             First, to the Trustee.
       -------------------------------------------------------------------

       -------------------------------------------------------------------
             Second, to the Class SES Certificates to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
       -------------------------------------------------------------------

       -------------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
       -------------------------------------------------------------------

       -------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
       -------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll /(1)/

1-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99-10                         3.769        3.799        3.816       3.835         3.857        3.908        3.973
Average Life (Years)                   2.635        2.261        2.088       1.923         1.767        1.482        1.227
Modified Duration                      2.464        2.119        1.959       1.806         1.662        1.398        1.161
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         04/25/2007   04/25/2007   04/25/2007   04/25/2007   04/25/2007   04/25/2007   04/25/2007
Principal Payment Window (Months)       35           35           35           35           35           35           35

2-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        2.041        2.042        2.042        2.042        2.042        2.042        2.042
Average Life (Years)                   1.867        0.666        0.500        0.398        0.330        0.243        0.190
Modified Duration                      1.803        0.654        0.492        0.392        0.326        0.240        0.188
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         03/25/2008   09/25/2005   05/25/2005   03/25/2005   01/25/2005   11/25/2004   09/25/2004
Principal Payment Window (Months)       46           16           12           10            8           6             4

2-A-2

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        3.224        3.224        3.224        3.224        3.224        3.224        3.224
Average Life (Years)                   4.605        1.684        1.250        0.985        0.804        0.575        0.434
Modified Duration                      4.217        1.615        1.207        0.956        0.782        0.562        0.425
First Principal Payment Date        03/25/2008   09/25/2005   05/25/2005   03/25/2005   01/25/2005   11/25/2004   09/25/2004
Last Principal Payment Date         04/25/2009   06/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Principal Payment Window (Months)       14           10            7           5             5           3             3

2-A-3

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        3.965        3.920        3.885        3.848        3.809        3.723        3.624
Average Life (Years)                   4.911        2.703        2.000        1.570        1.278        0.909        0.681
Modified Duration                      4.381        2.514        1.887        1.495        1.224        0.878        0.661
First Principal Payment Date        04/25/2009   06/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Last Principal Payment Date         04/25/2009   10/25/2007   11/25/2006   05/25/2006   12/25/2005   07/25/2005   03/25/2005
Principal Payment Window (Months)        1           17           13           11            8           7             5

2-A-4

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 98-28                         4.364        4.401        4.477        4.557        4.642        4.831        5.050
Average Life (Years)                   4.911        4.056        3.000        2.351        1.912        1.353        1.010
Modified Duration                      4.355        3.655        2.761        2.192        1.798        1.286        0.966
First Principal Payment Date        04/25/2009   10/25/2007   11/25/2006   05/25/2006   12/25/2005   07/25/2005   03/25/2005
Last Principal Payment Date         04/25/2009   02/25/2009   11/25/2007   02/25/2007   08/25/2006   12/25/2005   07/25/2005
Principal Payment Window (Months)        1           17           13           10            9           6             5
----------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

2-A-5

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 96-20                         4.892        4.893        5.010        5.228        5.461        5.972        6.574
Average Life (Years)                   4.911        4.904        4.162        3.247        2.630        1.857        1.381
Modified Duration                      4.337        4.331        3.726        2.959        2.426        1.736        1.300
First Principal Payment Date        04/25/2009   02/25/2009   11/25/2007   02/25/2007   08/25/2006   12/25/2005   07/25/2005
Last Principal Payment Date         04/25/2009   04/25/2009   04/25/2009   03/25/2008   06/25/2007   07/25/2006   12/25/2005
Principal Payment Window (Months)        1            3            18          14           11            8            6

2-A-6

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 96-10                         4.966        4.966        4.966        4.992        5.050        5.234        5.498
Average Life (Years)                   4.911        4.911        4.911        4.747        4.409        3.607        2.858
Modified Duration                      4.334        4.334        4.334        4.201        3.920        3.241        2.594
First Principal Payment Date        04/25/2009   04/25/2009   04/25/2009   03/25/2008   06/25/2007   07/25/2006   12/25/2005
Last Principal Payment Date         04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009
Principal Payment Window (Months)        1            1            1           14           23           34           41

2-A-7

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 98-16                         4.492        4.582        4.636        4.696        4.765        4.929        5.138
Average Life (Years)                   4.263        3.311        2.920        2.575        2.269        1.764        1.371
Modified Duration                      3.791        2.965        2.624        2.322        2.054        1.609        1.261
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009
Principal Payment Window (Months)       59           59           59           59           59           59           59

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

3-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99-02                         4.454        4.502        4.531        4.563        4.599        4.687        4.798
Average Life (Years)                   4.333        3.360        2.961        2.609        2.297        1.782        1.383
Modified Duration                      3.846        3.007        2.661        2.355        2.083        1.631        1.278
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009
Principal Payment Window (Months)       59           59           59           59           59           59           59

4-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 98-28                         4.864        4.929        4.969        5.013        5.064        5.183        5.331
Average Life (Years)                   5.490        3.924        3.343        2.858        2.451        1.829        1.387
Modified Duration                      4.645        3.380        2.905        2.505        2.168        1.644        1.266
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         04/25/2011   04/25/2011   04/25/2011   04/25/2011   04/25/2011   04/25/2011   04/25/2011
Principal Payment Window (Months)       83           83           83           83           83           83           83

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, April 2009, April 2009 and April 2011, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99-10                         3.778        3.790        3.801        3.816        3.834        3.884        3.953
Average Life (Years)                  10.853        5.242        4.016        3.199        2.621        1.865        1.391
Modified Duration                      8.042        4.350        3.448        2.814        2.348        1.713        1.298
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         04/25/2034   04/25/2034   04/25/2034   04/25/2034   04/25/2034   04/25/2034   02/25/2033
Principal Payment Window (Months)       359         359           359         359           359         359           345

2-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        2.041        2.042        2.042        2.042        2.042        2.042        2.042
Average Life (Years)                   1.867        0.666        0.500        0.398        0.330        0.243        0.190
Modified Duration                      1.803        0.654        0.492        0.392        0.326        0.240        0.188
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         03/25/2008   09/25/2005   05/25/2005   03/25/2005   01/25/2005   11/25/2004   09/25/2004
Principal Payment Window (Months)       46           16           12           10            8           6             4

2-A-2

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        3.246        3.224        3.224        3.224        3.224        3.224        3.224
Average Life (Years)                   4.773        1.684        1.250        0.985        0.804        0.575        0.434
Modified Duration                      4.357        1.615        1.207        0.956        0.782        0.562        0.425
First Principal Payment Date        03/25/2008   09/25/2005   05/25/2005   03/25/2005   01/25/2005   11/25/2004   09/25/2004
Last Principal Payment Date         01/25/2010   06/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Principal Payment Window (Months)       23           10            7           5             5           3             3

2-A-3

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        3.950        3.920        3.885        3.848        3.809        3.723        3.624
Average Life (Years)                   7.142        2.703        2.000        1.570        1.278        0.909        0.681
Modified Duration                      6.095        2.514        1.887        1.495        1.224        0.878        0.661
First Principal Payment Date        01/25/2010   06/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Last Principal Payment Date         02/25/2013   10/25/2007   11/25/2006   05/25/2006   12/25/2005   07/25/2005   03/25/2005
Principal Payment Window (Months)       38           17           13           11            8           7             5

2-A-4

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%         50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 98-28                         4.155        4.401        4.477        4.557        4.642        4.831        5.050
Average Life (Years)                  10.085        4.056        3.000        2.351        1.912        1.353        1.010
Modified Duration                      8.094        3.655        2.761        2.192        1.798        1.286        0.966
First Principal Payment Date        02/25/2013   10/25/2007   11/25/2006   05/25/2006   12/25/2005   07/25/2005   03/25/2005
Last Principal Payment Date         11/25/2015   02/25/2009   11/25/2007   02/25/2007   08/25/2006   12/25/2005   07/25/2005
Principal Payment Window (Months)       34           17           13           10            9           6             5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

2-A-5

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%          15%           20%         25%           30%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 96-20                         4.339       4.788         5.010       5.228         5.461       5.972         6.574
Average Life (Years)                  13.154       5.572         4.162       3.247         2.630       1.857         1.381
Modified Duration                      9.927       4.853         3.726       2.959         2.426       1.736         1.300
First Principal Payment Date        11/25/2015   02/25/2009   11/25/2007   02/25/2007   08/25/2006   12/25/2005   07/25/2005
Last Principal Payment Date         04/25/2019   10/25/2010   04/25/2009   03/25/2008   06/25/2007   07/25/2006   12/25/2005
Principal Payment Window (Months)       42           21           18           14           11           8             6

2-A-6

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%          15%           20%         25%           30%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 96-10                         4.243       4.440         4.564       4.695         4.829       5.116         5.442
Average Life (Years)                  21.310       11.395        8.801       7.019         5.737       4.047         2.989
Modified Duration                     13.746       8.611         6.984       5.773         4.848       3.549         2.685
First Principal Payment Date        04/25/2019   10/25/2010   04/25/2009   03/25/2008   06/25/2007   07/25/2006   12/25/2005
Last Principal Payment Date         05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   12/25/2033
Principal Payment Window (Months)       182         284           302         315           324         335           337

2-A-7

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%          15%           20%         25%           30%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 98-16                         4.181       4.365         4.459       4.557         4.657       4.869         5.110
Average Life (Years)                  11.402       5.453         4.159       3.298         2.692       1.904         1.413
Modified Duration                      8.115       4.366         3.454       2.816         2.346       1.706         1.290
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   03/25/2033
Principal Payment Window (Months)       360         360           360         360           360         360           346

3-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%          15%           20%         25%           30%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99-02                         4.161       4.308         4.377       4.444         4.510       4.640         4.776
Average Life (Years)                  11.737       5.580         4.245       3.358         2.735       1.927         1.426
Modified Duration                      8.319       4.463         3.526       2.870         2.388       1.734         1.308
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   12/25/2032
Principal Payment Window (Months)       360         360           360         360           360         360           343

4-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%          15%           20%         25%           30%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 98-28                         4.491       4.734         4.834       4.923         5.006       5.161         5.324
Average Life (Years)                  10.994       5.295         4.051       3.223         2.638       1.874         1.396
Modified Duration                      7.576       4.154         3.313       2.719         2.278       1.671         1.271
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   07/25/2031
Principal Payment Window (Months)       360         360           360         360           360         360           326

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                      Collateral Summary    Range (if applicable)
                                                      ------------------   ----------------------
Total Outstanding Loan Balance                           $306,452,712
Total Number of Loans                                             567
Average Loan Principal Balance                               $540,481      $335,547 to $1,108,000
WA Gross Coupon                                                 3.936%            2.875% to 4.875%
WA FICO                                                           746                  624 to 821
WA Original Term (mos.)                                           359                  120 to 360
WA Remaining Term (mos.)                                          359                  119 to 360
WA OLTV                                                         65.09%            12.50% to 90.00%
WA Months to First Rate Adjustment Date                     35 months             34 to 36 months
Gross Margin                                                    2.250%
WA Rate Ceiling                                                 9.936%           8.875% to 10.875%
Geographic Concentration of Mortgaged                 CA        79.27%
Properties (Top 5 States) based on the Aggregate      IL         8.12%
Stated Principal Balance                              CO         2.76%
                                                      FL         1.53%
                                                      MA         0.81%
-------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/
--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     547       $295,878,529.24        96.55%
Second Home                            16          8,835,350.10         2.88
Investor Property                       4          1,738,832.62         0.57
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans
--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence               378       $210,316,331.30        68.63%
PUD-Detached                          112         59,069,212.25        19.28
Condominium                            45         20,998,746.56         6.85
PUD-Attached                           20          9,058,503.53         2.96
2-Family                               10          5,980,461.41         1.95
4-Family                                1            680,000.00         0.22
3-Family                                1            349,456.91         0.11
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans
--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                   420       $229,216,809.77        74.80%
Purchase                               90         48,604,895.66        15.86
Refinance-Cashout                      57         28,631,006.53         9.34
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                            449       $242,938,609.54        79.27%
Illinois                               45         24,877,948.53         8.12
Colorado                               15          8,468,630.82         2.76
Florida                                 8          4,679,855.57         1.53
Massachusetts                           4          2,494,148.17         0.81
Virginia                                5          2,020,292.07         0.66
Wisconsin                               4          1,951,866.32         0.64
North Carolina                          3          1,778,945.62         0.58
Connecticut                             2          1,380,743.46         0.45
Arizona                                 3          1,348,623.45         0.44
Michigan                                3          1,277,337.06         0.42
Minnesota                               2          1,258,037.05         0.41
Missouri                                2          1,175,020.99         0.38
Kansas                                  2          1,171,272.59         0.38
Indiana                                 2          1,051,605.20         0.34
Washington                              1          1,000,000.00         0.33
Nevada                                  2            997,272.07         0.33
Delaware                                2            780,373.36         0.25
Maryland                                2            688,061.06         0.22
Hawaii                                  1            659,096.14         0.22
New York                                1            635,000.00         0.21
Oklahoma                                1            579,253.41         0.19
Kentucky                                1            493,255.95         0.16
Texas                                   1            449,351.63         0.15
South Carolina                          1            419,434.25         0.14
Vermont                                 1            399,200.00         0.13
Montana                                 1            380,025.16         0.12
New Jersey                              1            379,452.49         0.12
Ohio                                    1            360,000.00         0.12
Rhode Island                            1            360,000.00         0.12
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 5.60% of the Group 1
      Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                                            % of
                                                   Aggregate            Cut-Off Date
                                   Number Of   Stated Principal        Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date          Mortgage Loans
-------------------------------------------------------------------------------------------
Northern California                   354       $190,318,342.55            78.34%
Southern California                    95         52,620,266.99            21.66
-------------------------------------------------------------------------------------------
Total:                                449       $242,938,609.54           100.00%
===========================================================================================

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                17       $  5,849,609.94         1.91%
350,000.01 - 400,000.00               104         39,454,837.18        12.87
400,000.01 - 450,000.00                90         38,293,382.65        12.50
450,000.01 - 500,000.00                85         40,532,563.26        13.23
500,000.01 - 550,000.00                59         31,215,613.88        10.19
550,000.01 - 600,000.00                58         33,477,328.40        10.92
600,000.01 - 650,000.00                46         29,187,848.24         9.52
650,000.01 - 700,000.00                26         17,697,588.57         5.77
700,000.01 - 750,000.00                18         13,055,452.35         4.26
750,000.01 - 800,000.00                14         10,998,963.08         3.59
800,000.01 - 850,000.00                11          9,188,824.09         3.00
850,000.01 - 900,000.00                 8          7,082,163.07         2.31
900,000.01 - 950,000.00                 6          5,540,641.02         1.81
950,000.01 - 1,000,000.00              24         23,769,896.23         7.76
1,000,000.01 - 1,500,000.00             1          1,108,000.00         0.36
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $540,481.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
      Ratios (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
10.01 - 15.00                           1       $    600,000.00         0.20%
15.01 - 20.00                           1            737,911.29         0.24
20.01 - 25.00                           3          2,137,056.25         0.70
30.01 - 35.00                          12          7,139,875.92         2.33
35.01 - 40.00                          12          7,780,289.17         2.54
40.01 - 45.00                          15          9,552,643.81         3.12
45.01 - 50.00                          30         17,614,742.79         5.75
50.01 - 55.00                          39         23,191,298.21         7.57
55.01 - 60.00                          34         18,711,438.50         6.11
60.01 - 65.00                          89         51,406,322.65        16.77
65.01 - 70.00                          76         39,882,314.36        13.01
70.01 - 75.00                          81         42,809,690.96        13.97
75.01 - 80.00                         171         83,402,620.79        27.22
85.01 - 90.00                           3          1,486,507.26         0.49
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.09%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.751 - 3.000                           1       $    498,623.45         0.16%
3.251 - 3.500                          15          9,441,672.98         3.08
3.501 - 3.750                         174         99,066,384.76        32.33
3.751 - 4.000                         199        105,148,651.12        34.31
4.001 - 4.250                         131         67,512,280.57        22.03
4.251 - 4.500                          43         22,385,281.10         7.30
4.501 - 4.750                           3          1,800,555.73         0.59
4.751 - 5.000                           1            599,262.25         0.20
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
      Rate of the Group 1 Mortgage Loans is expected to be approximately 3.936% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.250                                 567       $306,452,711.96       100.00%
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
8.001 - 9.000                           1       $    498,623.45         0.16%
9.001 - 10.000                        388        213,656,708.86        69.72
10.001 - 11.000                       178         92,297,379.65        30.12
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
      Mortgage Loans is expected to be approximately 9.936% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
First Rate Adjustment              Mortgage      Balance as of    Pool Principal
        Date                         Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
March 1, 2007                           1       $    648,205.77         0.21%
April 1, 2007                         311        168,312,518.19        54.92
May 1, 2007                           255        137,491,988.00        44.87
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
      Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
101 - 120                               1       $    659,096.14         0.22%
161 - 180                               1            638,200.00         0.21
341 - 360                             565        305,155,415.82        99.58
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
801 - 850                              13       $  7,275,738.84         2.37%
751 - 800                             286        154,936,417.11        50.56
701 - 750                             189        103,286,543.95        33.70
651 - 700                              70         35,865,846.80        11.70
601 - 650                               9          5,088,165.26         1.66
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of jumbo 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 59.50% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.24% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                 Collateral Summary    Range (if applicable)
                                 ------------------   ----------------------
Total Outstanding Loan Balance      $954,157,432

Total Number of Loans                      1,737

Average Loan Principal Balance      $    549,313      $200,872 to $1,480,000

WA Gross Coupon                            4.385%            3.125% to 5.500%

WA FICO                                      741                  621 to 817

WA Original Term (mos.)                      359                  120 to 360

WA Remaining Term (mos.)                     358                  119 to 360

WA OLTV                                    66.53%             8.36% to 95.00%

WA Months to First Rate
   Adjustment Date                     59 months             50 to 60 months

Gross Margin                               2.250%

WA Rate Ceiling                            9.385%           8.125% to 10.500%
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   68.22%
Properties (Top 5 States) based on the Aggregate   IL    6.34%
Stated Principal Balance                           FL    4.21%
                                                   VA    2.02%
                                                   NC    1.86%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                    1,625      $892,483,169.35        93.54%
Second Home                            102        56,273,380.95         5.90
Investor Property                       10         5,400,881.64         0.57
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence              1,122      $623,861,283.11        65.38%
PUD-Detached                           365       205,358,196.79        21.52
Condominium                            206       103,515,804.90        10.85
PUD-Attached                            29        13,323,201.63         1.40
2-Family                                 8         4,436,707.50         0.46
3-Family                                 4         2,628,235.01         0.28
Townhouse                                3         1,034,003.00         0.11
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                    915      $520,149,757.55        54.51%
Purchase                               561       299,424,761.37        31.38
Refinance-Cashout                      261       134,582,913.02        14.10
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                           1,175      $650,878,691.30        68.22%
Illinois                               103        60,479,601.76         6.34
Florida                                 76        40,143,849.20         4.21
Virginia                                41        19,232,482.24         2.02
North Carolina                          33        17,771,120.91         1.86
Nevada                                  25        14,543,646.19         1.52
Colorado                                26        14,260,031.68         1.49
Maryland                                32        13,796,172.92         1.45
Massachusetts                           25        13,470,921.59         1.41
South Carolina                          23        12,869,486.89         1.35
Washington                              22        12,125,110.79         1.27
Georgia                                 18        10,839,994.23         1.14
Texas                                   22        10,413,369.48         1.09
District of Columbia                    20        10,080,071.44         1.06
Arizona                                 18         9,490,369.18         0.99
Minnesota                               13         7,053,777.57         0.74
Missouri                                11         6,448,819.41         0.68
Connecticut                              7         4,192,008.20         0.44
Michigan                                 5         3,432,000.00         0.36
New Jersey                               6         3,233,841.02         0.34
Oregon                                   5         3,055,689.90         0.32
Tennessee                                5         2,448,345.10         0.26
New York                                 4         2,114,920.60         0.22
Montana                                  2         1,799,000.00         0.19
Hawaii                                   1         1,480,000.00         0.16
Wisconsin                                3         1,305,728.52         0.14
Kansas                                   2         1,287,023.41         0.13
Ohio                                     3         1,205,373.25         0.13
Pennsylvania                             2           938,249.39         0.10
Delaware                                 2           907,311.13         0.10
New Mexico                               1           480,000.00         0.05
Utah                                     1           440,000.00         0.05
Rhode Island                             1           427,461.51         0.04
Arkansas                                 1           399,950.00         0.04
Louisiana                                1           390,000.00         0.04
Indiana                                  1           363,013.13         0.04
Oklahoma                                 1           360,000.00         0.04
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.38% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                                             % of
                                                   Aggregate             Cut-Off Date
                                   Number Of   Stated Principal         Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date           Mortgage Loans
-------------------------------------------------------------------------------------------
Northern California                    681      $364,600,036.41             56.02%
Southern California                    494       286,278,654.89             43.98
-------------------------------------------------------------------------------------------
Total:                               1,175      $650,878,691.30            100.00%
===========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan          Mortgage     Balance as of    Pool Principal
Principal Balances ($)          Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
200,000.01 - 250,000.00             1      $    200,871.97         0.02%
300,000.01 - 350,000.00            92        31,484,292.59         3.30
350,000.01 - 400,000.00           301       113,831,259.81        11.93
400,000.01 - 450,000.00           275       117,419,947.70        12.31
450,000.01 - 500,000.00           260       124,527,975.15        13.05
500,000.01 - 550,000.00           173        90,986,805.48         9.54
550,000.01 - 600,000.00           151        87,321,462.25         9.15
600,000.01 - 650,000.00           107        67,606,188.10         7.09
650,000.01 - 700,000.00            71        48,010,203.67         5.03
700,000.01 - 750,000.00            69        50,343,071.20         5.28
750,000.01 - 800,000.00            40        31,254,069.56         3.28
800,000.01 - 850,000.00            37        30,525,148.89         3.20
850,000.01 - 900,000.00            28        24,581,430.70         2.58
900,000.01 - 950,000.00            27        25,203,074.18         2.64
950,000.01 - 1,000,000.00          68        67,346,384.68         7.06
1,000,000.01 - 1,500,000.00        37        43,515,246.01         4.56
---------------------------------------------------------------------------
Total:                          1,737      $954,157,431.94       100.00%
===========================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $549,313.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
5.01 - 10.00                             2      $    836,300.10         0.09%
10.01 - 15.00                            4         2,467,360.11         0.26
15.01 - 20.00                            4         2,864,940.78         0.30
20.01 - 25.00                           10         4,997,436.85         0.52
25.01 - 30.00                           24        13,797,784.85         1.45
30.01 - 35.00                           31        18,791,201.36         1.97
35.01 - 40.00                           41        24,900,435.92         2.61
40.01 - 45.00                           48        30,197,381.06         3.16
45.01 - 50.00                           92        57,277,753.62         6.00
50.01 - 55.00                           64        39,827,981.36         4.17
55.01 - 60.00                          143        82,056,403.02         8.60
60.01 - 65.00                          156        95,026,335.09         9.96
65.01 - 70.00                          167        95,802,559.86        10.04
70.01 - 75.00                          205       112,282,210.10        11.77
75.01 - 80.00                          718       361,434,318.11        37.88
80.01 - 85.00                            5         2,348,170.10         0.25
85.01 - 90.00                           12         4,719,552.06         0.49
90.01 - 95.00                           11         4,529,307.59         0.47
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.53%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.001 - 3.250                            2      $  1,261,902.81         0.13%
3.251 - 3.500                            5         2,220,618.49         0.23
3.501 - 3.750                           45        24,411,581.75         2.56
3.751 - 4.000                          149        83,279,618.29         8.73
4.001 - 4.250                          486       272,824,306.51        28.59
4.251 - 4.500                          623       344,106,965.89        36.06
4.501 - 4.750                          310       162,396,487.97        17.02
4.751 - 5.000                          100        54,865,350.93         5.75
5.001 - 5.250                           11         5,630,885.72         0.59
5.251 - 5.500                            6         3,159,713.58         0.33
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
      Rate of the Group 2 Mortgage Loans is expected to be approximately 4.385% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                1,737      $954,157,431.94       100.00%
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                          201      $111,173,721.34        11.65%
9.001 - 10.000                       1,519       834,193,111.30        87.43
10.001 - 11.000                         17         8,790,599.30         0.92
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
      Mortgage Loans is expected to be approximately 9.385% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate
                                                 Statistical          % of
                                   Number Of       Principal      Cut-Off Date
                                    Mortgage      Balance as of   Pool Principal
First Rate Adjustment Date           Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
July 1, 2008                             1      $    381,598.00         0.04%
October 1, 2008                          1           824,999.10         0.09
December 1, 2008                         1           500,000.00         0.05
January 1, 2009                          1           331,614.44         0.03
February 1, 2009                         2           529,516.51         0.06
March 1, 2009                           12         5,508,775.60         0.58
April 1, 2009                        1,131       616,743,869.18        64.64
May 1, 2009                            588       329,337,059.11        34.52
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
      Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
101 - 120                                1      $    462,035.82         0.05%
161 - 180                                6         3,239,781.95         0.34
221 - 240                                1           474,500.00         0.05
281 - 300                                2           982,709.72         0.10
341 - 360                            1,727       948,998,404.45        99.46
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/
--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                              51       $ 27,716,041.59         2.90%
751 - 800                             776        434,724,992.47        45.56
701 - 750                             571        307,679,381.26        32.25
651 - 700                             279        154,065,528.28        16.15
601 - 650                              58         28,911,488.34         3.03
Not Scored                              2          1,060,000.00         0.11
--------------------------------------------------------------------------------
Total:                              1,737       $954,157,431.94       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of conforming 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. All of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at anytime without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                   Collateral Summary   Range (if applicable)
                                   ------------------   ---------------------
Total Outstanding Loan Balance          $229,042,792
Total Number of Loans                          1,068
Average Loan Principal Balance              $214,460        $48,500 to $333,547
WA Gross Coupon                                4.501%           3.500% to 5.500%
WA FICO                                          738                 620 to 817
WA Original Term (mos.)                          360
WA Remaining Term (mos.)                         359                 350 to 360
WA OLTV                                        71.68%           11.62% to 95.00%
WA Months to First Rate
   Adjustment Date                         59 months            50 to 60 months
Gross Margin                                   2.250%
WA Rate Ceiling                                9.501%          8.500% to 10.500%
Geographic Concentration of
   Mortgaged                       CA          40.48%
Properties (Top 5 States)
   based on the Aggregate          FL          14.25%
Stated Principal Balance           VA           4.72%
                                   SC           4.26%
                                   GA           4.20%

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                      903      $194,896,533.35        85.09%
Second Home                            127        26,923,812.66        11.75
Investor Property                       38         7,222,445.68         3.15
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence               593       $128,645,832.78        56.17%
Condominium                           242         51,531,711.20        22.50
PUD-Detached                          192         40,745,541.81        17.79
PUD-Attached                           34          7,060,300.90         3.08
Townhouse                               7          1,059,405.00         0.46
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
        Purpose                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                               515      $109,664,605.82        47.88%
Refinance-Rate/Term                    334        71,201,663.67        31.09
Refinance-Cashout                      219        48,176,522.20        21.03
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                             377      $ 92,711,074.00        40.48%
Florida                                167        32,631,896.75        14.25
Virginia                                49        10,808,707.18         4.72
South Carolina                          49         9,757,945.41         4.26
Georgia                                 48         9,611,088.27         4.20
Arizona                                 52         8,894,138.79         3.88
Nevada                                  44         8,420,265.00         3.68
North Carolina                          40         7,235,742.57         3.16
Colorado                                34         7,138,067.97         3.12
Illinois                                28         6,683,284.47         2.92
Maryland                                25         5,309,159.33         2.32
Texas                                   29         5,287,894.16         2.31
Washington                              24         4,934,286.72         2.15
District of Columbia                    11         2,914,905.00         1.27
Minnesota                               13         2,433,570.00         1.06
Ohio                                    11         2,039,080.00         0.89
Oregon                                  10         1,739,932.00         0.76
Michigan                                 8         1,520,500.00         0.66
Missouri                                 8         1,310,000.00         0.57
Tennessee                                5         1,287,500.00         0.56
New York                                 5         1,046,200.00         0.46
Indiana                                  6           991,301.49         0.43
New Mexico                               4           845,515.00         0.37
Connecticut                              3           579,000.00         0.25
Pennsylvania                             4           569,500.00         0.25
Arkansas                                 3           500,500.00         0.22
Iowa                                     2           313,562.58         0.14
New Jersey                               1           310,000.00         0.14
Idaho                                    1           239,200.00         0.10
Vermont                                  1           225,000.00         0.10
Kansas                                   2           208,300.00         0.09
West Virginia                            1           145,600.00         0.06
Kentucky                                 1           144,500.00         0.06
Louisiana                                1           131,575.00         0.06
Wisconsin                                1           124,000.00         0.05
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.03% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                                            % of
                                                   Aggregate            Cut-Off Date
                                   Number Of   Stated Principal        Pool Principal
                                   Mortgage      Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date          Mortgage Loans
-------------------------------------------------------------------------------------------
Southern California                   201       $49,830,279.08              53.75%
Northern California                   176        42,880,794.92              46.25
-------------------------------------------------------------------------------------------
Total:                                377       $92,711,074.00             100.00%
===========================================================================================

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan              Mortgage      Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
0.01 - 50,000.00                         1       $     48,500.00        0.02%
50,000.01 - 100,000.00                  55          4,610,397.86        2.01
100,000.01 - 150,000.00                178         22,594,135.06        9.86
150,000.01 - 200,000.00                245         43,521,008.26       19.00
200,000.01 - 250,000.00                231         52,476,621.32       22.91
250,000.01 - 300,000.00                198         54,581,676.03       23.83
300,000.01 - 350,000.00                160         51,210,453.16       22.36
--------------------------------------------------------------------------------
Total:                               1,068       $229,042,791.69      100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $214,460.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value             Mortgage      Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
10.01 - 15.00                            4      $    752,842.00         0.33%
15.01 - 20.00                            2           301,520.00         0.13
20.01 - 25.00                           11         1,754,382.74         0.77
25.01 - 30.00                            9         1,545,509.70         0.67
30.01 - 35.00                           14         2,366,872.76         1.03
35.01 - 40.00                           19         3,784,601.54         1.65
40.01 - 45.00                           26         5,268,217.00         2.30
45.01 - 50.00                           42         9,415,555.13         4.11
50.01 - 55.00                           43         9,203,060.23         4.02
55.01 - 60.00                           43         9,204,456.20         4.02
60.01 - 65.00                           64        14,606,255.00         6.38
65.01 - 70.00                           70        15,610,186.05         6.82
70.01 - 75.00                          121        27,766,082.54        12.12
75.01 - 80.00                          477       103,928,224.54        45.38
80.01 - 85.00                           12         2,353,128.63         1.03
85.01 - 90.00                           52        10,446,975.47         4.56
90.01 - 95.00                           59        10,734,922.16         4.69
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.68%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.251 - 3.500                            2      $    362,400.00         0.16%
3.501 - 3.750                           19         3,949,110.46         1.72
3.751 - 4.000                           88        18,959,511.03         8.28
4.001 - 4.250                          163        35,629,608.54        15.56
4.251 - 4.500                          369        80,714,173.94        35.24
4.501 - 4.750                          241        51,425,825.63        22.45
4.751 - 5.000                          136        28,480,155.04        12.43
5.001 - 5.250                           38         7,483,989.94         3.27
5.251 - 5.500                           12         2,038,017.11         0.89
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 4.501%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 3 Mortgage Loans

---------------------------------------------------------------------------------
                                                   Aggregate            % of
                                   Number Of   Stated Principal     Cut-Off Date
                                    Mortgage     Balance as of     Pool Principal
Gross Margins (%)                    Loans       Cut-Off Date          Balance
---------------------------------------------------------------------------------
2.250                                1,068      $229,042,791.69        100.00%
---------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69        100.00%
=================================================================================

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                          109      $ 23,271,021.49        10.16%
9.001 - 10.000                         909       196,249,763.15        85.68
10.001 - 11.000                         50         9,522,007.05         4.16
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 9.501% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Adjustment Date                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
July 1, 2008                             1      $     93,000.00         0.04%
September 1, 2008                        1           330,000.00         0.14
November 1, 2008                         1           198,000.00         0.09
December 1, 2008                         1           246,905.00         0.11
January 1, 2009                         18         5,740,498.97         2.51
February 1, 2009                        34         7,923,305.35         3.46
March 1, 2009                          298        63,802,973.14        27.86
April 1, 2009                          603       126,702,067.53        55.32
May 1, 2009                            111        24,006,041.70        10.48
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
341 - 360                            1,068      $229,042,791.69       100.00%
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               50      $  9,366,770.82         4.09%
751 - 800                              432        93,494,028.97        40.82
701 - 750                              357        76,809,364.33        33.53
651 - 700                              188        40,761,565.57        17.80
601 - 650                               41         8,611,062.00         3.76
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                        Collateral Summary    Range (if applicable)
                                                        ------------------   ----------------------
Total Outstanding Loan
   Balance                                                  $65,077,153

Total Number of Loans                                              121

Average Loan Principal
   Balance                                                  $   537,828        $338,000 to $1,048,000

WA Gross Coupon                                                   4.894%              4.000% to 5.750%

WA FICO                                                             747                    652 to 816

WA Original Term (mos.)                                             359             180 to 360 months

WA Remaining Term (mos.)                                            358             179 to 360 months

WA OLTV                                                           68.75%              30.00% to 90.00%

WA Months to First
   Adjustment Date                                                   83               83 to 84 months

Gross Margin                                                      2.250%

WA Rate Ceiling                                                   9.894%             9.000% to 10.750%

Geographic Concentration of Mortgaged                   CA        64.09%
Properties (Top 5 States) based on the Aggregate        IL         5.18%
Stated Principal Balance                                VA         4.47%
                                                        WA         3.96%
                                                        MD         3.71%

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

     Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     112       $59,746,109.08         91.81%
Second Home                             7         4,589,430.65          7.05
Investor Property                       2           741,613.00          1.14
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans      Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                81       $42,997,904.92         66.07%
PUD-Detached                           27        15,292,438.58         23.50
Condominium                             9         4,596,558.47          7.06
PUD-Attached                            4         2,190,250.76          3.37
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                               46        $26,908,421.01        41.35%
Refinance-Rate/Term                    51         26,518,597.14        40.75
Refinance-Cashout                      24         11,650,134.58        17.90
--------------------------------------------------------------------------------
Total:                                121        $65,077,152.73       100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Geographical Distribution of the Mortgage Properties of the Group 4
                               Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
California                             75        $41,706,017.06       64.09%
Illinois                                8          3,372,173.91        5.18
Virginia                                6          2,906,247.40        4.47
Washington                              4          2,580,025.89        3.96
Maryland                                4          2,416,526.88        3.71
Florida                                 4          1,997,956.46        3.07
Arizona                                 3          1,885,538.88        2.90
Colorado                                3          1,270,535.39        1.95
North Carolina                          2          1,223,502.20        1.88
District of Columbia                    3          1,210,135.54        1.86
Georgia                                 2          1,019,178.73        1.57
Texas                                   2            850,388.23        1.31
Kansas                                  1            700,000.00        1.08
Nevada                                  1            589,291.08        0.91
Wyoming                                 1            494,100.00        0.76
Wisconsin                               1            460,000.00        0.71
South Carolina                          1            395,535.08        0.61
--------------------------------------------------------------------------------
Total:                                121        $65,077,152.73      100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.77% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

    California State Distribution of the Mortgaged Properties of the Group 4
                                 Mortgage Loans

--------------------------------------------------------------------------------
                                                                      % of
                                                                   Cut-Off Date
                                                 Aggregate        Pool Principal
                                   Number Of   Stated Principal   Balance of the
                                    Mortgage     Balance as of      California
California State Distribution        Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------------------------------------------
Northern California                   43         $23,730,685.71       56.90%
Southern California                   32          17,975,331.35       43.10
--------------------------------------------------------------------------------
Total:                                75         $41,706,017.06      100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                    Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate            % of
                                   Number Of   Stated Principal     Cut-Off Date
Current Mortgage Loan               Mortgage    Balance as of     Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                 7        $ 2,413,610.11         3.71%
350,000.01 - 400,000.00                16          6,103,862.73         9.38
400,000.01 - 450,000.00                27         11,508,326.29        17.68
450,000.01 - 500,000.00                22         10,515,410.61        16.16
500,000.01 - 550,000.00                 8          4,228,850.58         6.50
550,000.01 - 600,000.00                 9          5,234,613.57         8.04
600,000.01 - 650,000.00                 5          3,111,735.20         4.78
650,000.01 - 700,000.00                 9          6,145,623.37         9.44
700,000.01 - 750,000.00                 4          2,978,004.53         4.58
750,000.01 - 800,000.00                 2          1,560,000.00         2.40
800,000.01 - 850,000.00                 2          1,634,657.13         2.51
850,000.01 - 900,000.00                 2          1,741,250.00         2.68
900,000.01 - 950,000.00                 1            918,868.78         1.41
950,000.01 - 1,000,000.00               6          5,934,339.83         9.12
1,000,000.01 - 1,500,000.00             1          1,048,000.00         1.61
--------------------------------------------------------------------------------
Total:                                121        $65,077,152.73       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $537,828.

         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-                   Mortgage    Balance as of     Pool Principal
Value Ratios (%)                     Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
25.01 - 30.00                           1        $   404,502.01         0.62%
30.01 - 35.00                           2          1,052,919.10         1.62
40.01 - 45.00                           3          1,234,250.73         1.90
45.01 - 50.00                           7          3,741,592.21         5.75
50.01 - 55.00                           5          2,607,888.35         4.01
55.01 - 60.00                          15          8,772,087.61        13.48
60.01 - 65.00                          11          5,898,306.13         9.06
65.01 - 70.00                           6          3,329,591.67         5.12
70.01 - 75.00                          16          9,318,829.58        14.32
75.01 - 80.00                          54         28,314,545.30        43.51
85.01 - 90.00                           1            402,640.04         0.62
--------------------------------------------------------------------------------
Total:                                121        $65,077,152.73       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 68.75%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                      Mortagage Backed Securities

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.751 - 4.000                           3       $ 1,377,090.15          2.12%
4.251 - 4.500                          13         7,440,491.57         11.43
4.501 - 4.750                          26        14,570,345.07         22.39
4.751 - 5.000                          44        24,287,211.17         37.32
5.001 - 5.250                          26        12,787,629.71         19.65
5.251 - 5.500                           6         3,428,236.67          5.27
5.501 - 5.750                           3         1,186,148.39          1.82
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 4.894%.

                   Gross Margins of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margins (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                 121       $65,077,152.73        100.00%
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                           3       $ 1,377,090.15          2.12%
9.001 - 10.000                         83        46,298,047.81         71.14
10.001 - 11.000                        35        17,402,014.77         26.74
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73         00.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 9.894% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                      Mortgage Backed Securities

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Adjustment Date                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
April 1, 2011                          72       $38,309,335.73         58.87%
May 1, 2011                            49        26,767,817.00         41.13
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
161 - 180                               1       $   530,985.00          0.82%
341 - 360                             120        64,546,167.73         99.18
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               6       $ 2,819,031.58          4.33%
751 - 800                              59        31,665,233.61         48.66
701 - 750                              40        22,401,891.70         34.42
651 - 700                              16         8,190,995.84         12.59
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-E $1,511,195,000 (approximate)

Classes 1-A-1, 2-A, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America.

May 11, 2004

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------------------------------
                                              To Roll /(1)/
--------------------------------------------------------------------------------------------------------
                                                                           Expected
                                                      Est.   Est. Prin.    Maturity             Expected
            Approx.                                   WAL      Window     Roll @ 20   Delay     Ratings
Class     Size /(2)/     Interest - Principal Type   (yrs)      (mos)        CPR       Days   (S&P/Fitch)
------   ------------    -------------------------   -----   ----------   ---------   -----   -----------
Offered Certificates
1-A-1    $297,871,000    Variable - Pass-thru /(3)/  2.09      1 - 35      04/25/07     24     AAA / AAA
2-A       927,441,000           TBD (4)              TBD         TBD         TBD       TBD     AAA / AAA
3-A-1     222,629,000    Variable - Pass-thru /(5)/  2.96      1 - 59      04/25/09     24     AAA / AAA
4-A-1      63,254,000    Variable - Pass-thru /(6)/  3.34      1 - 83      04/25/11     24     AAA / AAA

Not Offered Hereunder
B-1       $21,768,000                                                                              N.A.
B-2         7,774,000                                                                              N.A.
B-3         4,664,000                                                                              N.A.
B-4         4,664,000                                                                              N.A.
B-5         3,110,000                                                                              N.A.
B-6         1,554,988                                                                              N.A.
1-A-R             100                                                                              N.A.

2-A-IO            TBD     Variable-Interest Only                                                   N.A.

SES               TBD        Interest Only /(7)/                                                   N.A.
--------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, April 2009 and April 2011, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ Class 2-A bonds will be offered but the structure is to be determined.

/(5)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date, interest will accrue on the Class SES
     Component for Group 1 at a rate equal to 0.325% per annum and for Group 2, Group 3 and Group 4 at a rate equal to 0.200% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------
                                                 To Maturity
-------------------------------------------------------------------------------------------------------------
                                                     Est.   Est. Prin.      Expected                Expected
            Approx.                                  WAL      Window          Final       Delay     Ratings
Class     Size /(1)/    Interest - Principal Type   (yrs)   (mos)/(2)/   Maturity /(2)/    Days   (S&P/Fitch)
------   ------------   -------------------------   -----   ----------   --------------   -----   -----------
Offered Certificates
1-A-1    $297,871,000    Variable - Pass-thru /(3)/  4.02     1 - 360       05/25/34        24     AAA / AAA
2-A       927,441,000            TBD /(4)/           TBD        TBD           TBD          TBD     AAA / AAA
3-A-1     222,629,000    Variable - Pass-thru /(5)/  4.24     1 - 360       05/25/34        24     AAA / AAA
4-A-1      63,254,000    Variable - Pass-thru /(6)/  4.05     1 - 360       05/25/34        24     AAA / AAA
-------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3/) For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ Class 2-A bonds will be offered but the structure is to be determined.

/(5)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                          Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass-Through Certificates, Series
                                      2004-E

Lead Manager (Book Runner):           Banc of America Securities LLC

Co-Managers:                          Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                  Bank of America, N.A.

Securities Administrator:             Wells Fargo Bank, National Association
                                      ("WFB")

Trustee:                              Wachovia Bank, National Association

Rating Agencies:                      Standard & Poor's (Class A Certificates
                                      and Subordinate Certificates except for
                                      the Class B-6 Certificates) and Fitch
                                      Ratings (Class A Certificates and the
                                      Class B-2 Certificates).

Transaction Size:                     $1,554,730,088

Securities Offered:                   $297,871,000 Class 1-A-1 Certificates
                                      $927,441,000 Class 2-A Certificates
                                      $222,629,000 Class 3-A-1 Certificates
                                      $63,254,000 Class 4-A-1 Certificates

Group 1 Collateral:                   3/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 1
                                      Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      jumbo balance, fully amortizing,
                                      one-to-four family, first lien mortgage
                                      loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 59.50% of the Group 2
                                      Mortgage Loans require only payments of
                                      interest until the month following the
                                      first rate adjustment date. Approximately
                                      0.24% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      conforming balance, fully amortizing,
                                      one-to-four family, first lien mortgage
                                      loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 100.00% of the Group 3
                                      Mortgage Loans require only payments of
                                      interest until the month following the
                                      first rate adjustment date.

Group 4 Collateral:                   7/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 4
                                      Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Expected Pricing Date:                Week of May 10, 2004

Expected Closing Date:                May 27, 2004

Collection Period:                    The calendar month preceding the current
                                      Distribution Date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Distribution Date:                    25th of each month, or the next succeeding
                                      business day (First Payment Date: June 25,
                                      2004).

Cut-Off Date:                         May 1, 2004

Class A Certificates:                 Class 1-A-1, 1-A-R, 2-A, 2-A-IO, 3-A-1 and
                                      4-A-1 Certificates (the "Class A
                                      Certificates"). The Class 2-A-IO
                                      Certificates are not offered hereunder.

Subordinate Certificates:             Class B-1, B-2, B-3, B-4, B-5 and B-6
                                      Certificates (the "Class B Certificates").
                                      The Subordinate Certificates are not
..                                     offered hereunder.

Group 1-A Certificates:               Class 1-A-1 and 1-A-R

Group 2-A Certificates:               Class 2-A and 2-A-IO

Group 3-A Certificates:               Class 3-A-1

Group 4-A Certificates:               Class 4-A-1

Day Count:                            30/360

Group 1, Group 2, Group 3 and         20% CPR
Group 4 Prepayment Speed:

Clearing:                             DTC, Clearstream and Euroclear

                                      Original Certificate     Minimum      Incremental
Denominations:                                Form          Denominations  Denominations
--------------                        --------------------  -------------  -------------
   Class 1-A, 2-A, 3-A and 4-A             Book Entry          $1,000           $1
      Offered Certificates

SMMEA Eligibility:                    The Class A Certificates and the Class B-1
                                      Certificates are expected to constitute
                                      "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                    All of the Offered Certificates are
                                      expected to be ERISA eligible.

Tax Structure:                        REMIC

Optional Clean-up Call:               Any Distribution Date on or after which
                                      the Aggregate Principal Balance of the
                                      Mortgage Loans declines to 10% or less of
                                      the Aggregate Principal Balance as of the
                                      Cut-Off Date ("Cut-Off Date Pool Principal
                                      Balance").
-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                      Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:               Principal will be allocated to the
                                      certificates according to the Priority of
                                      Distributions: The Group 1 Senior
                                      Principal Distribution Amount will
                                      generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balance has been reduced to zero. The Group 2
                                      Senior Principal Distribution Amount will generally be allocated to the Group 2-A
                                      Certificates. The Group 3 Senior Principal
                                      Distribution Amount will generally be
                                      allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Group 4 Senior Principal
                                      Distribution Amount will generally be
                                      allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The Subordinate Principal
                                      Distribution Amount will generally be
                                      allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations.
                                      After the class balance of the Class A
                                      Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:                     Interest will accrue on the Class 1-A-1,
                                      2-A, 3-A-1 and 4-A-1 Certificates during
                                      each one-month period ending on the last
                                      day of the month preceding the month in
                                      which each Distribution Date occurs (each,
                                      an "Interest Accrual Period"). The initial
                                      Interest Accrual Period will be deemed to
                                      have commenced on May 1, 2004. Interest
                                      which accrues on such class of
                                      Certificates during a Interest Accrual
                                      Period will be calculated on the
                                      assumption that distributions which reduce
                                      the principal balances thereof on the
                                      Distribution Date in that Interest Accrual
                                      Period are made on the first day of the
                                      Interest Accrual Period. Interest will be
                                      calculated on the basis of a 360-day year
                                      consisting of twelve 30-day months.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:                   The Administrative Fees with respect to
                                      the Trust are payable out of the interest payments received on each Mortgage Loan.
                                      The "Administrative Fees" consist of (a) servicing compensation payable to the
                                      Servicer in respect of its servicing
                                      activities (the "Servicing Fee") and (b) fees paid to the Trustee. The
                                      Administrative Fees will accrue on the
                                      Stated Principal Balance of each Mortgage
                                      Loan at a rate (the "Administrative Fee
                                      Rate") equal to the sum of the Servicing
                                      Fee Rate for such Mortgage Loan and the
                                      Trustee Fee Rate. The "Trustee Fee Rate" will be [0.002%] per annum. The Servicing
                                      Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:                The aggregate servicing fee payable to the
                                      Servicer for any month and the interest
                                      payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such
                                      Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage
                                      Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:           As to any Mortgage Loan and Distribution
                                      Date, the excess of its mortgage interest
                                      rate over the sum of (i) the
                                      Administrative Fee Rate and (ii) the
                                      pass-through rate of the Class SES
                                      Component in the related Group.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:             The Pool Distribution Amount for each
                                      Loan Group with respect to any
                                      Distribution Date will be equal to the
                                      sum of (i) all scheduled installments of interest (net of the related Servicing
                                      Fee) and principal corresponding to the
                                      related Collection Period for such Loan
                                      Group, together with any advances in
                                      respect thereof or any Servicer
                                      compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                      Loans in such Loan Group, by foreclosure or otherwise, during the related
                                      Collection Period (in each case, net of
                                      unreimbursed expenses incurred in
                                      connection with a liquidation or
                                      foreclosure and unreimbursed advances,
                                      if any); (iii) all partial or full
                                      prepayments on the Mortgage Loans in
                                      such Loan Group corresponding to the
                                      related Collection Period; and (iv) any
                                      substitution adjustment payments in
                                      connection with any defective Mortgage
                                      Loan in such Loan Group received with
                                      respect to such Distribution Date or
                                      amounts received in connection with the
                                      optional termination of the Trust as of
                                      such Distribution Date, reduced by
                                      amounts in reimbursement for advances
                                      previously made and other amounts as to
                                      which the Servicer is entitled to be
                                      reimbursed pursuant to the Pooling
                                      Agreement. The Pool Distribution Amount
                                      will not include any profit received by
                                      the Servicer on the foreclosure of a
                                      Mortgage Loan. Such amounts, if any,
                                      will be retained by the Servicer as
                                      additional servicing compensation.

Senior Percentage:                    The Senior Percentage for a Loan Group on
                                      any Distribution Date will equal (i) the aggregate principal balance of the Class A
                                      Certificates of such Group immediately
                                      prior to such date, divided by (ii) the
                                      aggregate principal balance of the related
                                      Loan Group for such date.

Subordinate                           The Subordinate Percentage for a Loan
Percentage:                           Group for any Distribution Date will equal
                                      100% minus the Senior Percentage for such Loan Group for such date.

Subordinate                           The Subordinate Prepayment Percentage for
Prepayment                            a Loan Group for any Distribution Date
Percentage:                           will equal 100% minus the Senior
                                      Prepayment Percentage for such Loan Group
                                      for such date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Loan Group 1, Loan                    For the following Distribution Dates, will
Group 2, Loan Group                   be as follows:
3 and Loan Group 4
Senior Prepayment                                           Senior Prepayment
Percentage:                           Distribution Date        Percentage
                                      -----------------   ----------------------
                                      June 2004 through   100%;
                                         May 2011

                                      June 2011 through   the applicable Senior
                                         May 2012         Percentage plus, 70%
                                                          of the applicable
                                                          Subordinate
                                                          Percentage;

                                      June 2012 through   the applicable Senior
                                         May 2013         Percentage plus, 60%
                                                          of the applicable
                                                          Subordinate
                                                          Percentage;

                                      June 2013 through   the applicable Senior
                                         May 2014         Percentage plus, 40%
                                                          of the applicable
                                                          Subordinate
                                                          Percentage;

                                      June 2014 through   the applicable Senior
                                         May 2015         Percentage plus, 20%
                                                          of the applicable
                                                          Subordinate
                                                          Percentage;

                                      June 2015           the applicable Senior
                                         and thereafter   Percentage;

                                      provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on
                                      any Distribution Date prior to the June
                                      2007 Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Pool Principal
                                      Balance of all the Loan Groups (the
                                      "Aggregate Subordinate Percentage") is
                                      greater than or equal to twice such
                                      percentage calculated as of the Closing
                                      Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the
                                      applicable Senior Percentage for each Loan
                                      Group plus 50% of the Subordinate
                                      Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on
                                      or after the June 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                     The Principal Amount for any Distribution
                                      Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated
                                      Principal Balance, as of the date of
                                      repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such
                                      Distribution Date, (c) any substitution
                                      adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                      Date, (d) any liquidation proceeds
                                      allocable to recoveries of principal of
                                      any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution
                                      Date, (e) with respect to each Mortgage
                                      Loan in such Loan Group that became a
                                      liquidated Mortgage Loan during the
                                      calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                                      Date with respect to such Mortgage Loan
                                      and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution         The Senior Principal Distribution Amount
Amount:                               for a Loan Group for any Distribution Date
                                      will equal the sum of (i) the Senior
                                      Percentage for such Loan Group of all
                                      amounts described in clauses (a) through
                                      (d) of the definition of "Principal
                                      Amount" for such Loan Group and such
                                      Distribution Date and (ii) the Senior
                                      Prepayment Percentage of the amounts
                                      described in clauses (e) and (f) of the
                                      definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution    The Subordinate Principal Distribution
Amount:                               Amount for a Loan Group for any
                                      Distribution Date will equal the sum of
                                      (i) the Subordinate Percentage for such
                                      Loan Group of the amounts described in
                                      clauses (a) and (d) of the definition of
                                      "Principal Amount" for such Loan Group and
                                      such Distribution Date and (ii) the
                                      Subordinate Prepayment Percentage for such
                                      Loan Group of the amounts described in
                                      clauses (e) and (f) of the definition of
                                      "Principal Amount" for such Loan Group and
                                      such Distribution Date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (2.80%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.40%)
                      -------------------------------------
                                    Class B-2
    Priority of              Credit Support (0.90%)              Order of
     Payment          -------------------------------------        Loss
                                    Class B-3                    Allocation
                             Credit Support (0.60%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.30%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.10%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                           Priority of Distributions
                    ----------------------------------------
                             First, to the Trustee.
                    ----------------------------------------

                    ----------------------------------------
                         Second, to the Class 2-A-IO SES
                          Certificates to pay Interest;
                    ----------------------------------------

                    ----------------------------------------
                     Third, to the Class A Certificates of
                          each Group to pay Interest;
                    ----------------------------------------

                    ----------------------------------------
                     Fourth, to the Class A Certificates of
                          each Group to pay Principal.
                    ----------------------------------------

                    ----------------------------------------
                      Fifth, sequentially, to each class of
                    Subordinate Certificates to pay Interest
                     and Principal in the order of numerical
                    class designations, beginning with Class
                       B-1 Certificates, until each class
                              balance is zero; and
                    ----------------------------------------

                    ----------------------------------------
                    Sixth, to the residual certificate, any
                               remaining amounts.
                    ----------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                           Bond Summary to Roll /(1)/

1-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99-10                         3.769       3.799         3.816       3.835         3.857       3.908         3.973
Average Life (Years)                   2.635       2.261         2.088       1.923         1.767       1.482         1.227
Modified Duration                      2.464       2.119         1.959       1.806         1.662       1.398         1.161
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         04/25/2007   04/25/2007   04/25/2007   04/25/2007   04/25/2007   04/25/2007   04/25/2007
Principal Payment Window (Months)       35           35           35           35           35           35           35

3-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99-02                         4.454       4.502         4.531       4.563         4.599       4.687         4.798
Average Life (Years)                   4.333       3.360         2.961       2.609         2.297       1.782         1.383
Modified Duration                      3.846       3.007         2.661       2.355         2.083       1.631         1.278
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009
Principal Payment Window (Months)       59           59           59           59           59           59           59

4-A-1

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 98-28                         4.864       4.929         4.969       5.013         5.064       5.183         5.331
Average Life (Years)                   5.490       3.924         3.343       2.858         2.451       1.829         1.387
Modified Duration                      4.645       3.380         2.905       2.505         2.168       1.644         1.266
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date         04/25/2011   04/25/2011   04/25/2011   04/25/2011   04/25/2011   04/25/2011   04/25/2011
Principal Payment Window (Months)       83           83           83           83           83           83           83

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, April 2009, and April 2011, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1

-----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%         20%           25%         30%           40%          50%
-----------------------------------------------------------------------------------------------------------------------------
Yield at 99-10                        3.778         3.790       3.801         3.816       3.834         3.884        3.953
Average Life (Years)                 10.853         5.242       4.016         3.199       2.621         1.865        1.391
Modified Duration                     8.042         4.350       3.448         2.814       2.348         1.713        1.298
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004    06/25/2004
Last Principal Payment Date         04/25/2034   04/25/2034   04/25/2034   04/25/2034   04/25/2034   04/25/2034    02/25/2033
Principal Payment Window (Months)      359           359         359           359         359           359          345

3-A-1

-----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%         20%           25%         30%           40%          50%
-----------------------------------------------------------------------------------------------------------------------------
Yield at 99-02                        4.161         4.308       4.377         4.444       4.510         4.640        4.776
Average Life (Years)                 11.737         5.580       4.245         3.358       2.735         1.927        1.426
Modified Duration                     8.319         4.463       3.526         2.870       2.388         1.734        1.308
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004    06/25/2004
Last Principal Payment Date         05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034    12/25/2032
Principal Payment Window (Months)      360           360         360           360         360           360          343

4-A-1

-----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%         20%           25%         30%           40%          50%
-----------------------------------------------------------------------------------------------------------------------------
Yield at 98-28                        4.491         4.734       4.834         4.923       5.006         5.161        5.324
Average Life (Years)                 10.994         5.295       4.051         3.223       2.638         1.874        1.396
Modified Duration                     7.576         4.154       3.313         2.719       2.278         1.671        1.271
First Principal Payment Date        06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004    06/25/2004
Last Principal Payment Date         05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034    07/25/2031
Principal Payment Window (Months)      360           360         360           360         360           360          326

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                         $306,452,712

Total Number of Loans                                           567

Average Loan Principal Balance                         $    540,481     $335,547 to $1,108,000

WA Gross Coupon                                               3.936%           2.875% to 4.875%

WA FICO                                                         746                 624 to 821

WA Original Term (mos.)                                         359                 120 to 360

WA Remaining Term (mos.)                                        359                 119 to 360

WA OLTV                                                       65.09%           12.50% to 90.00%

WA Months to First Rate Adjustment Date                   35 months            34 to 36 months

Gross Margin                                                  2.250%

WA Rate Ceiling                                               9.936%          8.875% to 10.875%

Geographic Concentration of Mortgaged Properties   CA         79.27%
(Top 5 States) based on the Aggregate Stated       IL          8.12%
Principal Balance                                  CO          2.76%
                                                   FL          1.53%
                                                   MA          0.81%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage      Balance as of   Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     547       $295,878,529.24       96.55%
Second Home                            16          8,835,350.10        2.88
Investor Property                       4          1,738,832.62        0.57
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96      100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage      Balance as of   Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence               378       $210,316,331.30       68.63%
PUD-Detached                          112         59,069,212.25       19.28
Condominium                            45         20,998,746.56        6.85
PUD-Attached                           20          9,058,503.53        2.96
2-Family                               10          5,980,461.41        1.95
4-Family                                1            680,000.00        0.22
3-Family                                1            349,456.91        0.11
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96      100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage      Balance as of   Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                   420       $229,216,809.77        74.80%
Purchase                               90         48,604,895.66        15.86
Refinance-Cashout                      57         28,631,006.53         9.34
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                            449       $242,938,609.54        79.27%
Illinois                               45         24,877,948.53         8.12
Colorado                               15          8,468,630.82         2.76
Florida                                 8          4,679,855.57         1.53
Massachusetts                           4          2,494,148.17         0.81
Virginia                                5          2,020,292.07         0.66
Wisconsin                               4          1,951,866.32         0.64
North Carolina                          3          1,778,945.62         0.58
Connecticut                             2          1,380,743.46         0.45
Arizona                                 3          1,348,623.45         0.44
Michigan                                3          1,277,337.06         0.42
Minnesota                               2          1,258,037.05         0.41
Missouri                                2          1,175,020.99         0.38
Kansas                                  2          1,171,272.59         0.38
Indiana                                 2          1,051,605.20         0.34
Washington                              1          1,000,000.00         0.33
Nevada                                  2            997,272.07         0.33
Delaware                                2            780,373.36         0.25
Maryland                                2            688,061.06         0.22
Hawaii                                  1            659,096.14         0.22
New York                                1            635,000.00         0.21
Oklahoma                                1            579,253.41         0.19
Kentucky                                1            493,255.95         0.16
Texas                                   1            449,351.63         0.15
South Carolina                          1            419,434.25         0.14
Vermont                                 1            399,200.00         0.13
Montana                                 1            380,025.16         0.12
New Jersey                              1            379,452.49         0.12
Ohio                                    1            360,000.00         0.12
Rhode Island                            1            360,000.00         0.12
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/As of the Cut-Off Date, no more than approximately 5.60% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                                             % of
                                                   Aggregate             Cut-Off Date
                                   Number Of   Stated Principal         Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date           Mortgage Loans
-------------------------------------------------------------------------------------------
Northern California                   354       $190,318,342.55             78.34%
Southern California                    95         52,620,266.99             21.66
-------------------------------------------------------------------------------------------
Total:                                449       $242,938,609.54            100.00%
===========================================================================================

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                17       $  5,849,609.94         1.91%
350,000.01 - 400,000.00               104         39,454,837.18        12.87
400,000.01 - 450,000.00                90         38,293,382.65        12.50
450,000.01 - 500,000.00                85         40,532,563.26        13.23
500,000.01 - 550,000.00                59         31,215,613.88        10.19
550,000.01 - 600,000.00                58         33,477,328.40        10.92
600,000.01 - 650,000.00                46         29,187,848.24         9.52
650,000.01 - 700,000.00                26         17,697,588.57         5.77
700,000.01 - 750,000.00                18         13,055,452.35         4.26
750,000.01 - 800,000.00                14         10,998,963.08         3.59
800,000.01 - 850,000.00                11          9,188,824.09         3.00
850,000.01 - 900,000.00                 8          7,082,163.07         2.31
900,000.01 - 950,000.00                 6          5,540,641.02         1.81
950,000.01 - 1,000,000.00              24         23,769,896.23         7.76
1,000,000.01 - 1,500,000.00             1          1,108,000.00         0.36
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $540,481.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
      Ratios (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
10.01 - 15.00                           1       $    600,000.00         0.20%
15.01 - 20.00                           1            737,911.29         0.24
20.01 - 25.00                           3          2,137,056.25         0.70
30.01 - 35.00                          12          7,139,875.92         2.33
35.01 - 40.00                          12          7,780,289.17         2.54
40.01 - 45.00                          15          9,552,643.81         3.12
45.01 - 50.00                          30         17,614,742.79         5.75
50.01 - 55.00                          39         23,191,298.21         7.57
55.01 - 60.00                          34         18,711,438.50         6.11
60.01 - 65.00                          89         51,406,322.65        16.77
65.01 - 70.00                          76         39,882,314.36        13.01
70.01 - 75.00                          81         42,809,690.96        13.97
75.01 - 80.00                         171         83,402,620.79        27.22
85.01 - 90.00                           3          1,486,507.26         0.49
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.09%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.751 - 3.000                           1       $    498,623.45         0.16%
3.251 - 3.500                          15          9,441,672.98         3.08
3.501 - 3.750                         174         99,066,384.76        32.33
3.751 - 4.000                         199        105,148,651.12        34.31
4.001 - 4.250                         131         67,512,280.57        22.03
4.251 - 4.500                          43         22,385,281.10         7.30
4.501 - 4.750                           3          1,800,555.73         0.59
4.751 - 5.000                           1            599,262.25         0.20
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 3.936% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin(%)                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                 567       $306,452,711.96       100.00%
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                           1       $    498,623.45         0.16%
9.001 - 10.000                        388        213,656,708.86        69.72
10.001 - 11.000                       178         92,297,379.65        30.12
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 9.936% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
March 1, 2007                           1       $    648,205.77         0.21%
April 1, 2007                         311        168,312,518.19        54.92
May 1, 2007                           255        137,491,988.00        44.87
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
101 - 120                               1       $    659,096.14         0.22%
161 - 180                               1            638,200.00         0.21
341 - 360                             565        305,155,415.82        99.58
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                              13       $  7,275,738.84         2.37%
751 - 800                             286        154,936,417.11        50.56
701 - 750                             189        103,286,543.95        33.70
651 - 700                              70         35,865,846.80        11.70
601 - 650                               9          5,088,165.26         1.66
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summery of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of jumbo 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 59.50% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.24% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                 Collateral Summary    Range (if applicable)
                                 ------------------    ---------------------
Total Outstanding Loan Balance      $954,157,432

Total Number of Loans                      1,737

Average Loan Principal Balance      $    549,313      $200,872 to $1,480,000

WA Gross Coupon                            4.385%            3.125% to 5.500%

WA FICO                                      741                  621 to 817

WA Original Term (mos.)                      359                  120 to 360

WA Remaining Term (mos.)                     358                  119 to 360

WA OLTV                                    66.53%             8.36% to 95.00%

WA Months to First Rate
   Adjustment Date                     59 months             50 to 60 months

Gross Margin                               2.250%

WA Rate Ceiling                            9.385%           8.125% to 10.500%
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   68.22%
Properties (Top 5 States) based on the Aggregate   IL    6.34%
Stated Principal Balance                           FL    4.21%
                                                   VA    2.02%
                                                   NC    1.86%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                    1,625      $892,483,169.35        93.54%
Second Home                            102        56,273,380.95         5.90
Investor Property                       10         5,400,881.64         0.57
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence              1,122      $623,861,283.11        65.38%
PUD-Detached                           365       205,358,196.79        21.52
Condominium                            206       103,515,804.90        10.85
PUD-Attached                            29        13,323,201.63         1.40
2-Family                                 8         4,436,707.50         0.46
3-Family                                 4         2,628,235.01         0.28
Townhouse                                3         1,034,003.00         0.11
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                    915      $520,149,757.55        54.51%
Purchase                               561       299,424,761.37        31.38
Refinance-Cashout                      261       134,582,913.02        14.10
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                           1,175      $650,878,691.30        68.22%
Illinois                               103        60,479,601.76         6.34
Florida                                 76        40,143,849.20         4.21
Virginia                                41        19,232,482.24         2.02
North Carolina                          33        17,771,120.91         1.86
Nevada                                  25        14,543,646.19         1.52
Colorado                                26        14,260,031.68         1.49
Maryland                                32        13,796,172.92         1.45
Massachusetts                           25        13,470,921.59         1.41
South Carolina                          23        12,869,486.89         1.35
Washington                              22        12,125,110.79         1.27
Georgia                                 18        10,839,994.23         1.14
Texas                                   22        10,413,369.48         1.09
District of Columbia                    20        10,080,071.44         1.06
Arizona                                 18         9,490,369.18         0.99
Minnesota                               13         7,053,777.57         0.74
Missouri                                11         6,448,819.41         0.68
Connecticut                              7         4,192,008.20         0.44
Michigan                                 5         3,432,000.00         0.36
New Jersey                               6         3,233,841.02         0.34
Oregon                                   5         3,055,689.90         0.32
Tennessee                                5         2,448,345.10         0.26
New York                                 4         2,114,920.60         0.22
Montana                                  2         1,799,000.00         0.19
Hawaii                                   1         1,480,000.00         0.16
Wisconsin                                3         1,305,728.52         0.14
Kansas                                   2         1,287,023.41         0.13
Ohio                                     3         1,205,373.25         0.13
Pennsylvania                             2           938,249.39         0.10
Delaware                                 2           907,311.13         0.10
New Mexico                               1           480,000.00         0.05
Utah                                     1           440,000.00         0.05
Rhode Island                             1           427,461.51         0.04
Arkansas                                 1           399,950.00         0.04
Louisiana                                1           390,000.00         0.04
Indiana                                  1           363,013.13         0.04
Oklahoma                                 1           360,000.00         0.04
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.38% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

---------------------------------------------------------------------------------------
                                                                           % of
                                                  Aggregate            Cut-Off Date
                                   Number Of   Stated Principal       Pool Principal
                                    Mortgage     Balance as of    Balance of California
California State Distribution        Loans       Cut-Off Date         Mortgage Loans
---------------------------------------------------------------------------------------
Northern California                    681      $364,600,036.41            56.02%
Southern California                    494       286,278,654.89            43.98
---------------------------------------------------------------------------------------
Total:                               1,175      $650,878,691.30           100.00%
=======================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/
--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
200,000.01 - 250,000.00                  1      $    200,871.97         0.02%
300,000.01 - 350,000.00                 92        31,484,292.59         3.30
350,000.01 - 400,000.00                301       113,831,259.81        11.93
400,000.01 - 450,000.00                275       117,419,947.70        12.31
450,000.01 - 500,000.00                260       124,527,975.15        13.05
500,000.01 - 550,000.00                173        90,986,805.48         9.54
550,000.01 - 600,000.00                151        87,321,462.25         9.15
600,000.01 - 650,000.00                107        67,606,188.10         7.09
650,000.01 - 700,000.00                 71        48,010,203.67         5.03
700,000.01 - 750,000.00                 69        50,343,071.20         5.28
750,000.01 - 800,000.00                 40        31,254,069.56         3.28
800,000.01 - 850,000.00                 37        30,525,148.89         3.20
850,000.01 - 900,000.00                 28        24,581,430.70         2.58
900,000.01 - 950,000.00                 27        25,203,074.18         2.64
950,000.01 - 1,000,000.00               68        67,346,384.68         7.06
1,000,000.01 - 1,500,000.00             37        43,515,246.01         4.56
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $549,313.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loans To-Value             Mortgage    Balance as of     Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
5.01 - 10.00                             2      $    836,300.10         0.09%
10.01 - 15.00                            4         2,467,360.11         0.26
15.01 - 20.00                            4         2,864,940.78         0.30
20.01 - 25.00                           10         4,997,436.85         0.52
25.01 - 30.00                           24        13,797,784.85         1.45
30.01 - 35.00                           31        18,791,201.36         1.97
35.01 - 40.00                           41        24,900,435.92         2.61
40.01 - 45.00                           48        30,197,381.06         3.16
45.01 - 50.00                           92        57,277,753.62         6.00
50.01 - 55.00                           64        39,827,981.36         4.17
55.01 - 60.00                          143        82,056,403.02         8.60
60.01 - 65.00                          156        95,026,335.09         9.96
65.01 - 70.00                          167        95,802,559.86        10.04
70.01 - 75.00                          205       112,282,210.10        11.77
75.01 - 80.00                          718       361,434,318.11        37.88
80.01 - 85.00                            5         2,348,170.10         0.25
85.01 - 90.00                           12         4,719,552.06         0.49
90.01 - 95.00                           11         4,529,307.59         0.47
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.53%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.001 - 3.250                            2      $  1,261,902.81         0.13%
3.251 - 3.500                            5         2,220,618.49         0.23
3.501 - 3.750                           45        24,411,581.75         2.56
3.751 - 4.000                          149        83,279,618.29         8.73
4.001 - 4.250                          486       272,824,306.51        28.59
4.251 - 4.500                          623       344,106,965.89        36.06
4.501 - 4.750                          310       162,396,487.97        17.02
4.751 - 5.000                          100        54,865,350.93         5.75
5.001 - 5.250                           11         5,630,885.72         0.59
5.251 - 5.500                            6         3,159,713.58         0.33
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.385% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                1,737      $954,157,431.94       100.00%
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                          201      $111,173,721.34        11.65%
9.001 - 10.000                       1,519       834,193,111.30        87.43
10.001 - 11.000                         17         8,790,599.30         0.92
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.385% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
July 1, 2008                             1      $    381,598.00         0.04%
October 1, 2008                          1           824,999.10         0.09
December 1, 2008                         1           500,000.00         0.05
January 1, 2009                          1           331,614.44         0.03
February 1, 2009                         2           529,516.51         0.06
March 1, 2009                           12         5,508,775.60         0.58
April 1, 2009                        1,131       616,743,869.18        64.64
May 1, 2009                            588       329,337,059.11        34.52
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
101 - 120                                1      $    462,035.82         0.05%
161 - 180                                6         3,239,781.95         0.34
221 - 240                                1           474,500.00         0.05
281 - 300                                2           982,709.72         0.10
341 - 360                            1,727       948,998,404.45        99.46
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               51      $ 27,716,041.59         2.90%
751 - 800                              776       434,724,992.47        45.56
701 - 750                              571       307,679,381.26        32.25
651 - 700                              279       154,065,528.28        16.15
601 - 650                               58        28,911,488.34         3.03
Not Scored                               2         1,060,000.00         0.11
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of conforming 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. All of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at anytime without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                        Collateral Summary   Range (if applicable)
                                                        ------------------   ---------------------
Total Outstanding Loan Balance                             $229,042,792
Total Number of Loans                                             1,068
Average Loan Principal Balance                             $    214,460       $48,500 to $333,547
WA Gross Coupon                                                   4.501%          3.500% to 5.500%
WA FICO                                                             738                620 to 817
WA Original Term (mos.)                                             360
WA Remaining Term (mos.)                                            359                350 to 360
WA OLTV                                                           71.68%          11.62% to 95.00%
WA Months to First Rate Adjustment Date                       59 months           50 to 60 months
Gross Margin                                                      2.250%
WA Rate Ceiling                                                   9.501%         8.500% to 10.500%
Geographic Concentration of Mortgaged              CA             40.48%
Properties (Top 5 States) based on the Aggregate   FL             14.25%
Stated Principal Balance                           VA              4.72%
                                                   SC              4.26%
                                                   GA              4.20%

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                      903      $194,896,533.35        85.09%
Second Home                            127        26,923,812.66        11.75
Investor Property                       38         7,222,445.68         3.15
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                593      $128,645,832.78        56.17%
Condominium                            242        51,531,711.20        22.50
PUD-Detached                           192        40,745,541.81        17.79
PUD-Attached                            34         7,060,300.90         3.08
Townhouse                                7         1,059,405.00         0.46
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                               515      $109,664,605.82        47.88%
Refinance-Rate/Term                    334        71,201,663.67        31.09
Refinance-Cashout                      219        48,176,522.20        21.03
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
California                             377      $ 92,711,074.00        40.48%
Florida                                167        32,631,896.75        14.25
Virginia                                49        10,808,707.18         4.72
South Carolina                          49         9,757,945.41         4.26
Georgia                                 48         9,611,088.27         4.20
Arizona                                 52         8,894,138.79         3.88
Nevada                                  44         8,420,265.00         3.68
North Carolina                          40         7,235,742.57         3.16
Colorado                                34         7,138,067.97         3.12
Illinois                                28         6,683,284.47         2.92
Maryland                                25         5,309,159.33         2.32
Texas                                   29         5,287,894.16         2.31
Washington                              24         4,934,286.72         2.15
District of Columbia                    11         2,914,905.00         1.27
Minnesota                               13         2,433,570.00         1.06
Ohio                                    11         2,039,080.00         0.89
Oregon                                  10         1,739,932.00         0.76
Michigan                                 8         1,520,500.00         0.66
Missouri                                 8         1,310,000.00         0.57
Tennessee                                5         1,287,500.00         0.56
New York                                 5         1,046,200.00         0.46
Indiana                                  6           991,301.49         0.43
New Mexico                               4           845,515.00         0.37
Connecticut                              3           579,000.00         0.25
Pennsylvania                             4           569,500.00         0.25
Arkansas                                 3           500,500.00         0.22
Iowa                                     2           313,562.58         0.14
New Jersey                               1           310,000.00         0.14
Idaho                                    1           239,200.00         0.10
Vermont                                  1           225,000.00         0.10
Kansas                                   2           208,300.00         0.09
West Virginia                            1           145,600.00         0.06
Kentucky                                 1           144,500.00         0.06
Louisiana                                1           131,575.00         0.06
Wisconsin                                1           124,000.00         0.05
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.03% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                                             % of
                                                   Aggregate             Cut-Off Date
                                   Number Of   Stated Principal         Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date           Mortgage Loans
-------------------------------------------------------------------------------------------
Southern California                   201       $49,830,279.08              53.75%
Northern California                   176        42,880,794.92              46.25
-------------------------------------------------------------------------------------------
Total:                                377       $92,711,074.00             100.00%
===========================================================================================

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
0.01 - 50,000.00                         1      $     48,500.00         0.02%
50,000.01 - 100,000.00                  55         4,610,397.86         2.01
100,000.01 - 150,000.00                178        22,594,135.06         9.86
150,000.01 - 200,000.00                245        43,521,008.26        19.00
200,000.01 - 250,000.00                231        52,476,621.32        22.91
250,000.01 - 300,000.00                198        54,581,676.03        23.83
300,000.01 - 350,000.00                160        51,210,453.16        22.36
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $214,460.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)    Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
10.01 - 15.00                            4      $    752,842.00         0.33%
15.01 - 20.00                            2           301,520.00         0.13
20.01 - 25.00                           11         1,754,382.74         0.77
25.01 - 30.00                            9         1,545,509.70         0.67
30.01 - 35.00                           14         2,366,872.76         1.03
35.01 - 40.00                           19         3,784,601.54         1.65
40.01 - 45.00                           26         5,268,217.00         2.30
45.01 - 50.00                           42         9,415,555.13         4.11
50.01 - 55.00                           43         9,203,060.23         4.02
55.01 - 60.00                           43         9,204,456.20         4.02
60.01 - 65.00                           64        14,606,255.00         6.38
65.01 - 70.00                           70        15,610,186.05         6.82
70.01 - 75.00                          121        27,766,082.54        12.12
75.01 - 80.00                          477       103,928,224.54        45.38
80.01 - 85.00                           12         2,353,128.63         1.03
85.01 - 90.00                           52        10,446,975.47         4.56
90.01 - 95.00                           59        10,734,922.16         4.69
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.68%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
3.251 - 3.500                            2      $    362,400.00         0.16%
3.501 - 3.750                           19         3,949,110.46         1.72
3.751 - 4.000                           88        18,959,511.03         8.28
4.001 - 4.250                          163        35,629,608.54        15.56
4.251 - 4.500                          369        80,714,173.94        35.24
4.501 - 4.750                          241        51,425,825.63        22.45
4.751 - 5.000                          136        28,480,155.04        12.43
5.001 - 5.250                           38         7,483,989.94         3.27
5.251 - 5.500                           12         2,038,017.11         0.89
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 4.501%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margins (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                1,068      $229,042,791.69       100.00%
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                          109      $ 23,271,021.49        10.16%
9.001 - 10.000                         909       196,249,763.15        85.68
10.001 - 11.000                         50         9,522,007.05         4.16
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 9.501% per annum.

          First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal     Cut-Off Date
                                    Mortgage      Balance as of   Pool Principal
First Adjustment Date                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
July 1, 2008                             1      $     93,000.00         0.04%
September 1, 2008                        1           330,000.00         0.14
November 1, 2008                         1           198,000.00         0.09
December 1, 2008                         1           246,905.00         0.11
January 1, 2009                         18         5,740,498.97         2.51
February 1, 2009                        34         7,923,305.35         3.46
March 1, 2009                          298        63,802,973.14        27.86
April 1, 2009                          603       126,702,067.53        55.32
May 1, 2009                            111        24,006,041.70        10.48
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Remaining Terms of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
341 - 360                            1,068      $229,042,791.69       100.00%
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage      Balance as of   Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               50      $  9,366,770.82         4.09%
751 - 800                              432        93,494,028.97        40.82
701 - 750                              357        76,809,364.33        33.53
651 - 700                              188        40,761,565.57        17.80
601 - 650                               41         8,611,062.00         3.76
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                   Collateral Summary    Range (if applicable)
                                   ------------------    ---------------------
Total Outstanding Loan Balance           $65,077,153
Total Number of Loans                            121
Average Loan Principal Balance           $   537,828    $338,000 to $1,048,000
WA Gross Coupon                                4.894%          4.000% to 5.750%
WA FICO                                          747                652 to 816
WA Original Term (mos.)                          359         180 to 360 months
WA Remaining Term (mos.)                         358         179 to 360 months
WA OLTV                                        68.75%          30.00% to 90.00%
WA Months to First Adjustment
   Date                                           83           83 to 84 months
Gross Margin                                   2.250%
WA Rate Ceiling                                9.894%         9.000% to 10.750%
Geographic Concentration of         CA         64.09%
   Mortgaged Properties             IL          5.18%
   (Top 5 States) based on the      VA          4.47%
   Aggregate Stated Principal       WA          3.96%
   Balance                          MD          3.71%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     112       $59,746,109.08         91.81%
Second Home                             7         4,589,430.65          7.05
Investor Property                       2           741,613.00          1.14
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                81       $42,997,904.92         66.07%
PUD-Detached                           27        15,292,438.58         23.50
Condominium                             9         4,596,558.47          7.06
PUD-Attached                            4         2,190,250.76          3.37
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                               46       $26,908,421.01         41.35%
Refinance-Rate/Term                    51        26,518,597.14         40.75
Refinance-Cashout                      24        11,650,134.58         17.90
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                             75       $41,706,017.06         64.09%
Illinois                                8         3,372,173.91          5.18
Virginia                                6         2,906,247.40          4.47
Washington                              4         2,580,025.89          3.96
Maryland                                4         2,416,526.88          3.71
Florida                                 4         1,997,956.46          3.07
Arizona                                 3         1,885,538.88          2.90
Colorado                                3         1,270,535.39          1.95
North Carolina                          2         1,223,502.20          1.88
District of Columbia                    3         1,210,135.54          1.86
Georgia                                 2         1,019,178.73          1.57
Texas                                   2           850,388.23          1.31
Kansas                                  1           700,000.00          1.08
Nevada                                  1           589,291.08          0.91
Wyoming                                 1           494,100.00          0.76
Wisconsin                               1           460,000.00          0.71
South Carolina                          1           395,535.08          0.61
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/  As of the Cut-Off Date, no more than approximately 2.77% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                                            % of
                                                   Aggregate            Cut-Off Date
                                   Number Of   Stated Principal        Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date          Mortgage Loans
-------------------------------------------------------------------------------------------
Northern California                   43        $23,730,685.71              56.90%
Southern California                   32         17,975,331.35              43.10
-------------------------------------------------------------------------------------------
Total:                                75        $41,706,017.06             100.00%
===========================================================================================

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                 7       $ 2,413,610.11          3.71%
350,000.01 - 400,000.00                16         6,103,862.73          9.38
400,000.01 - 450,000.00                27        11,508,326.29         17.68
450,000.01 - 500,000.00                22        10,515,410.61         16.16
500,000.01 - 550,000.00                 8         4,228,850.58          6.50
550,000.01 - 600,000.00                 9         5,234,613.57          8.04
600,000.01 - 650,000.00                 5         3,111,735.20          4.78
650,000.01 - 700,000.00                 9         6,145,623.37          9.44
700,000.01 - 750,000.00                 4         2,978,004.53          4.58
750,000.01 - 800,000.00                 2         1,560,000.00          2.40
800,000.01 - 850,000.00                 2         1,634,657.13          2.51
850,000.01 - 900,000.00                 2         1,741,250.00          2.68
900,000.01 - 950,000.00                 1           918,868.78          1.41
950,000.01 - 1,000,000.00               6         5,934,339.83          9.12
1,000,000.01 - 1,500,000.00             1         1,048,000.00          1.61
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $537,828.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
   Ratios (%)                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
25.01 - 30.00                           1       $   404,502.01          0.62%
30.01 - 35.00                           2         1,052,919.10          1.62
40.01 - 45.00                           3         1,234,250.73          1.90
45.01 - 50.00                           7         3,741,592.21          5.75
50.01 - 55.00                           5         2,607,888.35          4.01
55.01 - 60.00                          15         8,772,087.61         13.48
60.01 - 65.00                          11         5,898,306.13          9.06
65.01 - 70.00                           6         3,329,591.67          5.12
70.01 - 75.00                          16         9,318,829.58         14.32
75.01 - 80.00                          54        28,314,545.30         43.51
85.01 - 90.00                           1           402,640.04          0.62
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 68.75%.

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.751 - 4.000                           3       $ 1,377,090.15          2.12%
4.251 - 4.500                          13         7,440,491.57         11.43
4.501 - 4.750                          26        14,570,345.07         22.39
4.751 - 5.000                          44        24,287,211.17         37.32
5.001 - 5.250                          26        12,787,629.71         19.65
5.251 - 5.500                           6         3,428,236.67          5.27
5.501 - 5.750                           3         1,186,148.39          1.82
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 4.894%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margins (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                 121       $65,077,152.73        100.00%
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                           3       $ 1,377,090.15          2.12%
9.001 - 10.000                         83        46,298,047.81         71.14
10.001 - 11.000                        35        17,402,014.77         26.74
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 9.894% per annum.

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Adjustment Date                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
April 1, 2011                          72       $38,309,335.73         58.87%
May 1, 2011                            49        26,767,817.00         41.13
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
161 - 180                               1       $   530,985.00          0.82%
341 - 360                             120        64,546,167.73         99.18
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               6       $ 2,819,031.58          4.33%
751 - 800                              59        31,665,233.61         48.66
701 - 750                              40        22,401,891.70         34.42
651 - 700                              16         8,190,995.84         12.59
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                        [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-E
$1,511,195,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and 4-A-1
(Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

May 18, 2004

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                To Roll /(1)/
------------------------------------------------------------------------------------------------------------
                                                                            Expected
                                                       Est.   Est. Prin.   Maturity to            Expected
            Approx.                                    WAL      Window      Roll @ 20    Delay     Ratings
Class     Size /(2)/     Interest - Principal Type    (yrs)      (mos)        CPR         Days   (S&P/Fitch)
-----    ------------   ---------------------------   -----   ----------   -----------   -----   -----------
Offered Certificates
1-A-1    $297,871,000     Variable - Pass-thru/(3)/    2.09      1 - 35      04/25/07      24     AAA / AAA
2-A-1     127,837,000    Variable - Sequential/(4)/    0.50      1 - 12      05/25/05       0     AAA / AAA
2-A-2      57,949,000    Variable - Sequential/(4)/    1.25     12 - 18      11/25/05       0     AAA / AAA
2-A-3      95,454,000    Variable - Sequential/(4)/    2.00     18 - 30      11/25/06      24     AAA / AAA
2-A-4      73,520,000    Variable - Sequential/(5)/    3.00     30 - 42      11/25/07      24     AAA / AAA
2-A-5      72,932,000    Variable - Sequential/(5)/    4.16     42 - 59      04/25/09      24     AAA / AAA
2-A-6     199,749,000    Variable - Sequential/(5)/    4.91     59 - 59      04/25/09      24     AAA / AAA
2-A-7     300,000,000     Variable - Pass-thru/(5)/    2.92      1 - 59      04/25/09      24     AAA / AAA
3-A-1     222,629,000     Variable - Pass-thru/(6)/    2.96      1 - 59      04/25/09      24     AAA / AAA
4-A-1      63,254,000     Variable - Pass-thru/(7)/    3.34      1 - 83      04/25/11      24     AAA / AAA

Not Offered Hereunder
B-1      $ 21,768,000                                                                                N.A.
B-2         7,774,000                                                                                N.A.
B-3         4,664,000                                                                                N.A.
B-4         4,664,000                                                                                N.A.
B-5         3,110,000                                                                                N.A.
B-6         1,554,988                                                                                N.A.
1-A-R             100                                                                                N.A.
2-A-IO            TBD    Variable-Interest Only                                                      N.A.

SES               TBD        Interest Only/(8)/                                                      N.A.

------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, April 2009, April 2009 and April 2011, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to May 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) and (2) [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after May 2009, interest will accrue on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date, interest will accrue on the Class 2-A-4, Class
     2-A-5, Class 2-A-6 and Class 2-A-7 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date, interest will accrue on the Class SES
     Component for Group 1 at a rate equal to 0.325% per annum and for Group 2, Group 3 and Group 4 at a rate equal to 0.200% per annum.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                   To Maturity
----------------------------------------------------------------------------------------------------------------
                                                      Est.    Est. Prin.      Expected                Expected
           Approx.                                    WAL      Window          Final        Delay     Ratings
Class    Size /(1)/     Interest - Principal Type    (yrs)   (mos) /(2)/   Maturity /(2)/    Days   (S&P/ Fitch)
-----   ------------   ---------------------------   -----   -----------   --------------   -----   ------------
Offered Certificates
1-A-1   $297,871,000     Variable - Pass-thru/(3)/    4.02     1 - 360        05/25/34        24      AAA / AAA
2-A-1    127,837,000    Variable - Sequential/(4)/    0.50     1 - 360        05/25/34         0      AAA / AAA
2-A-2     57,949,000    Variable - Sequential/(4)/    1.25     1 - 360        05/25/34         0      AAA / AAA
2-A-3     95,454,000    Variable - Sequential/(4)/    2.00     1 - 360        05/25/34        24      AAA / AAA
2-A-4     73,520,000    Variable - Sequential/(5)/    3.00     1 - 360        05/25/34        24      AAA / AAA
2-A-5     72,932,000    Variable - Sequential/(5)/    4.16     1 - 360        05/25/34        24      AAA / AAA
2-A-6    199,749,000    Variable - Sequential/(5)/    8.80     1 - 360        05/25/34        24      AAA / AAA
2-A-7    300,000,000     Variable - Pass-thru/(5)/    4.16     1 - 360        05/25/34        24      AAA / AAA
3-A-1    222,629,000     Variable - Pass-thru/(6)/    4.25     1 - 360        05/25/34        24      AAA / AAA
4-A-1     63,254,000     Variable - Pass-thru/(7)/    4.05     1 - 360        05/25/34        24      AAA / AAA
----------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to May 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) and (2) [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after May 2009, interest will accrue on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date, interest will accrue on the Class 2-A-4, Class
     2-A-5, Class 2-A-6 and Class 2-A-7 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                          Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass-Through Certificates, Series
                                      2004-E

Lead Manager (Book Runner):           Banc of America Securities LLC

Co-Managers:                          Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                  Bank of America, N.A.

Trustee:                              Wells Fargo Bank, National Association
                                      ("WFB")

Rating Agencies:                      Standard & Poor's (Class A Certificates
                                      and Subordinate Certificates except for
                                      the Class B-6 Certificates) and Fitch
                                      Ratings (Class A Certificates and the
                                      Class B-2 Certificates).

Transaction Size:                     $1,554,730,088

Securities Offered:                   $297,871,000 Class 1-A-1 Certificates
                                      $127,837,000 Class 2-A-1 Certificates
                                      $57,949,000 Class 2-A-2 Certificates
                                      $95,454,000 Class 2-A-3 Certificates
                                      $73,520,000 Class 2-A-4 Certificates
                                      $72,932,000 Class 2-A-5 Certificates
                                      $199,749,000 Class 2-A-6 Certificates
                                      $300,000,000 Class 2-A-7 Certificates
                                      $222,629,000 Class 3-A-1 Certificates
                                      $63,254,000 Class 4-A-1 Certificates

Group 1 Collateral:                   3/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 1
                                      Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      jumbo balance, fully amortizing,
                                      one-to-four family, first lien mortgage
                                      loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 59.50% of the Group 2
                                      Mortgage Loans require only payments of
                                      interest until the month following the
                                      first rate adjustment date. Approximately
                                      0.24% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      conforming balance, fully amortizing,
                                      one-to-four family, first lien mortgage
                                      loans. The Group 3 Mortgage Loans have a
                                      fixed interest rate for approximately 5
                                      years and thereafter the Mortgage Loans
                                      have a variable interest rate. All of the
                                      Group 3 Mortgage Loans require only
                                      payments of interest until the month
                                      following the first rate adjustment date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Group 4 Collateral:                   7/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 4
                                      Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Expected Pricing Date:                Week of May 17, 2004

Expected Closing Date:                May 27, 2004

Collection Period:                    The calendar month preceding the current
                                      Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:                    25th of each month, or the next succeeding
                                      business day (First Payment Date: June 25,
                                      2004).

Cut-Off Date:                         May 1, 2004

Class A Certificates:                 Class 1-A-1, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
                                      2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-IO, 3-A-1
                                      and 4-A-1 Certificates (the "Class A
                                      Certificates"). The Class 2-A-IO
                                      Certificates are not offered hereunder.

Subordinate Certificates:             Class B-1, B-2, B-3, B-4, B-5 and B-6
                                      Certificates (the "Class B Certificates").
                                      The Subordinate Certificates are not
                                      offered hereunder.

Group 1-A Certificates:               Class 1-A-1 and 1-A-R

Group 2-A Certificates:               Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                      2-A-6, 2-A-7 and 2-A-IO

Group 3-A Certificates:               Class 3-A-1

Group 4-A Certificates:               Class 4-A-1

Day Count:                            30/360

Group 1, Group 2, Group 3 and         20% CPR
Group 4 Prepayment Speed:

Clearing:                             DTC, Clearstream and Euroclear

Denominations:                          Original
                                      Certificate     Minimum      Incremental
                                         Form      Denominations  Denominations
                                      -----------  -------------  -------------
   Class 1-A, 2-A, 3-A and 4-A         Book Entry      $1,000           $1
      Offered Certificates

SMMEA Eligibility:                    The Class A Certificates and the Class B-1
                                      Certificates are expected to constitute
                                      "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                    All of the Offered Certificates are
                                      expected to be ERISA eligible.

Tax Structure:                        REMIC

Optional Clean-up Call:               Any Distribution Date on or after which
                                      the Aggregate Principal Balance of the
                                      Mortgage Loans declines to 10% or less of
                                      the Aggregate Principal Balance as of the
                                      Cut-Off Date ("Cut-Off Date Pool Principal
                                      Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:               Principal will be allocated to the
                                      certificates according to the Priority of
                                      Distributions: The Group 1 Senior
                                      Principal Distribution Amount will
                                      generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balance has been reduced to zero. The Group 2
                                      Senior Principal Distribution Amount will generally be allocated to the Group 2-A
                                      Certificates as follows: concurrently,
                                      approximately [67.6529288656]% to the
                                      Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5
                                      and 2-A-6 Certificates, sequentially, and approximately [32.3470711344]% to the
                                      Class 2-A-7 Certificates, pro-rata, until their class balances have been reduced to zero. The Group 3 Senior Principal
                                      Distribution Amount will generally be
                                      allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Group 4 Senior Principal
                                      Distribution Amount will generally be
                                      allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The Subordinate Principal
                                      Distribution Amount will generally be
                                      allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations.
                                      After the class balance of the Class A
                                      Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:                     Interest will accrue on the Class 1-A-1,
                                      1-A-R, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7,
                                      3-A-1 and 4-A-1 Certificates during each
                                      one-month period ending on the last day of
                                      the month preceding the month in which
                                      each Distribution Date occurs (each, a
                                      "Regular Interest Accrual Period"). The
                                      initial Regular Interest Accrual Period
                                      will be deemed to have commenced on May 1,
                                      2004. Interest will accrue on the Class
                                      2-A-1 and 2-A-2 Certificates during each
                                      one-month period commencing on the 25th
                                      day of the month preceding the month in
                                      which each Distribution Date occurs and
                                      ending on the 24th day of the month in
                                      which such Distribution Date occurs (the
                                      "Class 2-A-1 Interest Accrual Period" and
                                      "Class 2-A-2 Interest Accrual Period,"
                                      respectively, and together with the
                                      Regular Interest Accrual Period, an
                                      "Interest Accrual Period"). The initial
                                      Class 2-A-1 Interest Accrual Period and
                                      2-A-2 Interest Accrual Period will be
                                      deemed to have commenced on May 25, 2004.
                                      Interest which accrues on such class of
                                      Certificates during an Interest Accrual
                                      Period will be calculated on the
                                      assumption that distributions which reduce
                                      the principal balances thereof on the
                                      Distribution Date in that Interest Accrual
                                      Period are made on the first day of the
                                      Interest Accrual Period. Interest will be
                                      calculated on the basis of a 360-day year
                                      consisting of twelve 30-day months.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:                   The Administrative Fees with respect to
                                      the Trust are payable out of the interest payments received on each Mortgage Loan.
                                      The "Administrative Fees" consist of (a) servicing compensation payable to the
                                      Servicer in respect of its servicing
                                      activities (the "Servicing Fee") and (b) fees paid to the Trustee. The
                                      Administrative Fees will accrue on the
                                      Stated Principal Balance of each Mortgage
                                      Loan at a rate (the "Administrative Fee
                                      Rate") equal to the sum of the Servicing
                                      Fee Rate for such Mortgage Loan and the
                                      Trustee Fee Rate. The "Trustee Fee Rate" will be [0.002%] per annum. The Servicing
                                      Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:                The aggregate servicing fee payable to the
                                      Servicer for any month and the interest
                                      payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such
                                      Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage
                                      Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:           As to any Mortgage Loan and Distribution
                                      Date, the excess of its mortgage interest
                                      rate over the sum of (i) the
                                      Administrative Fee Rate and (ii) the
                                      pass-through rate of the Class SES
                                      Component in the related Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:             The Pool Distribution Amount for each Loan
                                      Group with respect to any Distribution
                                      Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                                      Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the
                                      Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection
                                      Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection
                                      Period; and (iv) any substitution
                                      adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                      Date or amounts received in connection
                                      with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                                      Agreement. The Pool Distribution Amount
                                      will not include any profit received by
                                      the Servicer on the foreclosure of a
                                      Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:                    The Senior Percentage for a Loan Group on
                                      any Distribution Date will equal (i) the aggregate principal balance of the Class A
                                      Certificates of such Group immediately
                                      prior to such date, divided by (ii) the
                                      aggregate principal balance of the related
                                      Loan Group for such date.

Subordinate Percentage:               The Subordinate Percentage for a Loan
                                      Group for any Distribution Date will equal
                                      100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:    The Subordinate Prepayment Percentage for
                                      a Loan Group for any Distribution Date
                                      will equal 100% minus the Senior
                                      Prepayment Percentage for such Loan Group
                                      for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Loan Group 1, Loan Group 2, Loan           For the following Distribution Dates,
Group 3 and Loan Group 4 Senior            will be as follows:
Prepayment Percentage:
                                                               Senior Prepayment
                                           Distribution Date   Percentage
                                           -----------------   -----------------
                                           June 2004 through   100%;
                                              May 2011

                                           June 2011 through   the applicable
                                              May 2012         Senior Percentage
                                                               plus, 70% of the
                                                               applicable
                                                               Subordinate
                                                               Percentage;
                                           June 2012 through   the applicable
                                              May 2013         Senior Percentage
                                                               plus, 60% of the
                                                               applicable
                                                               Subordinate
                                                               Percentage;
                                           June 2013 through   the applicable
                                              May 2014         Senior Percentage
                                                               plus, 40% of the
                                                               applicable
                                                               Subordinate
                                                               Percentage;
                                           June 2014 through   the applicable
                                              May 2015         Senior Percentage
                                                               plus, 20% of the
                                                               applicable
                                                               Subordinate
                                                               Percentage;
                                           June 2015 and       the applicable
                                              thereafter       Senior
                                                               Percentage;

                                           provided, however,

                                      (i)  if on any Distribution Date the
                                           percentage equal to (x) the sum of
                                           the class balances of the Class A
                                           Certificates of all the Loan Groups
                                           divided by (y) the aggregate Pool
                                           Principal Balance of all the Loan
                                           Groups (such percentage, the "Total
                                           Senior Percentage") exceeds such
                                           percentage calculated as of the
                                           Closing Date, then the Senior
                                           Prepayment Percentage for all the
                                           Loan Groups for such Distribution
                                           Date will equal 100%,

                                      (ii) if for each Group of Certificates on
                                           any Distribution Date prior to the
                                           June 2007 Distribution Date, prior to
                                           giving effect to any distributions,
                                           the percentage equal to the aggregate
                                           class balance of the Subordinate
                                           Certificates divided by the aggregate
                                           Pool Principal Balance of all the
                                           Loan Groups (the "Aggregate
                                           Subordinate Percentage") is greater
                                           than or equal to twice such
                                           percentage calculated as of the
                                           Closing Date, then the Senior
                                           Prepayment Percentage for each Loan
                                           Group for that Distribution Date will
                                           equal the applicable Senior
                                           Percentage for each Loan Group plus
                                           50% of the Subordinate Percentage for
                                           each Loan Group, and

                                      (iii) if for each Group of Certificates on
                                           or after the June 2007 Distribution
                                           Date, prior to giving effect to any
                                           distributions, the Aggregate
                                           Subordinate Percentage is greater
                                           than or equal to twice such
                                           percentage calculated as of the
                                           Closing Date, then the Senior
                                           Prepayment Percentage for each Loan
                                           Group for that Distribution Date will
                                           equal the Senior Percentage for each
                                           Loan Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                     The Principal Amount for any Distribution
                                      Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated
                                      Principal Balance, as of the date of
                                      repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such
                                      Distribution Date, (c) any substitution
                                      adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                      Date, (d) any liquidation proceeds
                                      allocable to recoveries of principal of
                                      any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution
                                      Date, (e) with respect to each Mortgage
                                      Loan in such Loan Group that became a
                                      liquidated Mortgage Loan during the
                                      calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                                      Date with respect to such Mortgage Loan
                                      and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution         The Senior Principal Distribution Amount
Amount:                               for a Loan Group for any Distribution Date
                                      will equal the sum of (i) the Senior
                                      Percentage for such Loan Group of all
                                      amounts described in clauses (a) through
                                      (d) of the definition of "Principal
                                      Amount" for such Loan Group and such
                                      Distribution Date and (ii) the Senior
                                      Prepayment Percentage of the amounts
                                      described in clauses (e) and (f) of the
                                      definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution    The Subordinate Principal Distribution
Amount:                               Amount for a Loan Group for any
                                      Distribution Date will equal the sum of
                                      (i) the Subordinate Percentage for such
                                      Loan Group of the amounts described in
                                      clauses (a) and (d) of the definition of
                                      "Principal Amount" for such Loan Group and
                                      such Distribution Date and (ii) the
                                      Subordinate Prepayment Percentage for such
                                      Loan Group of the amounts described in
                                      clauses (e) and (f) of the definition of
                                      "Principal Amount" for such Loan Group and
                                      such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (2.80%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.40%)
                      -------------------------------------
                                    Class B-2
    Priority of              Credit Support (0.90%)              Order of
      Payment         -------------------------------------        Loss
                                    Class B-3                   Allocation
                             Credit Support (0.60%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.30%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.10%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
--------------------------------------------------------------------------------
                             First, to the Trustee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Second, to the Class SES Certificates to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Fourth, to the Class A Certificates of each Group to pay Principal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

Bank of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

                           Bond Summary to Roll /(1)/

1-A-1

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%           15%          20%          25%          30%          40%         50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 99-10                           3.769        3.799        3.816        3.835        3.857        3.908        3.973
Average Life (Years)                     2.635        2.261        2.088        1.923        1.767        1.482        1.227
Modified Duration                        2.464        2.119        1.959        1.806        1.662        1.398        1.161
First Principal Payment Date          06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date           04/25/2007   04/25/2007   04/25/2007   04/25/2007   04/25/2007   04/25/2007   04/25/2007
Principal Payment Window (Months)         35           35           35           35           35           35           35

2-A-1

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%           15%          20%          25%          30%          40%         50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                          2.041        2.042        2.042        2.042        2.042        2.042        2.042
Average Life (Years)                     1.867        0.666        0.500        0.398        0.330        0.243        0.190
Modified Duration                        1.803        0.654        0.492        0.392        0.326        0.240        0.188
First Principal Payment Date          06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date           03/25/2008   09/25/2005   05/25/2005   03/25/2005   01/25/2005   11/25/2004   09/25/2004
Principal Payment Window (Months)         46           16           12           10            8            6            4

2-A-2

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%           15%          20%          25%          30%          40%         50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                          3.224        3.224        3.224        3.224        3.224        3.224        3.224
Average Life (Years)                     4.605        1.684        1.250        0.985        0.804        0.575        0.434
Modified Duration                        4.217        1.615        1.207        0.956        0.782        0.562        0.425
First Principal Payment Date          03/25/2008   09/25/2005   05/25/2005   03/25/2005   01/25/2005   11/25/2004   09/25/2004
Last Principal Payment Date           04/25/2009   06/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Principal Payment Window (Months)         14           10            7           5             5            3            3

2-A-3

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%           15%          20%          25%          30%          40%         50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                          3.965        3.920        3.885        3.848        3.809        3.723        3.624
Average Life (Years)                     4.911        2.703        2.000        1.570        1.278        0.909        0.681
Modified Duration                        4.381        2.514        1.887        1.495        1.224        0.878        0.661
First Principal Payment Date          04/25/2009   06/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Last Principal Payment Date           04/25/2009   10/25/2007   11/25/2006   05/25/2006   12/25/2005   07/25/2005   03/25/2005
Principal Payment Window (Months)          1           17           13           11            8            7            5

2-A-4

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%           15%          20%          25%          30%          40%         50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 98-28                           4.364        4.401        4.477        4.557        4.642        4.831        5.050
Average Life (Years)                     4.911        4.056        3.000        2.351        1.912        1.353        1.010
Modified Duration                        4.355        3.655        2.761        2.192        1.798        1.286        0.966
First Principal Payment Date          04/25/2009   10/25/2007   11/25/2006   05/25/2006   12/25/2005   07/25/2005   03/25/2005
Last Principal Payment Date           04/25/2009   02/25/2009   11/25/2007   02/25/2007   08/25/2006   12/25/2005   07/25/2005
Principal Payment Window (Months)          1           17           13           10            9            6            5

--------------------------------------------------------------------------------

Bank of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

2-A-5

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%           15%          20%          25%          30%          40%         50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 96-20                           4.892        4.893        5.010        5.228        5.461        5.972        6.574
Average Life (Years)                     4.911        4.904        4.162        3.247        2.630        1.857        1.381
Modified Duration                        4.337        4.331        3.726        2.959        2.426        1.736        1.300
First Principal Payment Date          04/25/2009   02/25/2009   11/25/2007   02/25/2007   08/25/2006   12/25/2005   07/25/2005
Last Principal Payment Date           04/25/2009   04/25/2009   04/25/2009   03/25/2008   06/25/2007   07/25/2006   12/25/2005
Principal Payment Window (Months)          1           3            18           14           11            8            6

2-A-6

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%           15%          20%          25%          30%          40%         50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 96-10                           4.966        4.966        4.966        4.992        5.050        5.234        5.498
Average Life (Years)                     4.911        4.911        4.911        4.747        4.409        3.607        2.858
Modified Duration                        4.334        4.334        4.334        4.201        3.920        3.241        2.594
First Principal Payment Date          04/25/2009   04/25/2009   04/25/2009   03/25/2008   06/25/2007   07/25/2006   12/25/2005
Last Principal Payment Date           04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009
Principal Payment Window (Months)          1           1             1           14           23           34           41

2-A-7

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%           15%          20%          25%          30%          40%         50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 98-16                           4.492        4.582        4.636        4.696        4.765        4.929        5.138
Average Life (Years)                     4.263        3.311        2.920        2.575        2.269        1.764        1.371
Modified Duration                        3.791        2.965        2.624        2.322        2.054        1.609        1.261
First Principal Payment Date          06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date           04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009
Principal Payment Window (Months)         59           59           59           59           59           59           59

Bank of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

3-A-1

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 99-02                           4.454       4.502         4.531       4.563         4.599       4.687         4.798
Average Life (Years)                     4.333       3.360         2.961       2.609         2.297       1.782         1.383
Modified Duration                        3.846       3.007         2.661       2.355         2.083       1.631         1.278
First Principal Payment Date          06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date           04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009   04/25/2009
Principal Payment Window (Months)         59           59           59           59           59           59           59

4-A-1

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 98-28                           4.864       4.929         4.969       5.013         5.064       5.183         5.331
Average Life (Years)                     5.490       3.924         3.343       2.858         2.451       1.829         1.387
Modified Duration                        4.645       3.380         2.905       2.505         2.168       1.644         1.266
First Principal Payment Date          06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date           04/25/2011   04/25/2011   04/25/2011   04/25/2011   04/25/2011   04/25/2011   04/25/2011
Principal Payment Window (Months)         83           83           83           83           83           83           83

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, April 2009, April 2009 and April 2011, respectively.

Banc of America Mortgage Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 99-10                           3.778       3.790         3.801       3.816         3.834       3.884         3.953
Average Life (Years)                    10.853       5.242         4.016       3.199         2.621       1.865         1.391
Modified Duration                        8.042       4.350         3.448       2.814         2.348       1.713         1.298
First Principal Payment Date          06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date           04/25/2034   04/25/2034   04/25/2034   04/25/2034   04/25/2034   04/25/2034   02/25/2033
Principal Payment Window (Months)         359         359           359         359           359         359           345

2-A-1

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                          2.041       2.042         2.042       2.042         2.042       2.042         2.042
Average Life (Years)                     1.867       0.666         0.500       0.398         0.330       0.243         0.190
Modified Duration                        1.803       0.654         0.492       0.392         0.326       0.240         0.188
First Principal Payment Date          06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date           03/25/2008   09/25/2005   05/25/2005   03/25/2005   01/25/2005   11/25/2004   09/25/2004
Principal Payment Window (Months)         46           16           12           10            8           6             4

2-A-2

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                          3.246       3.224         3.224       3.224         3.224       3.224         3.224
Average Life (Years)                     4.773       1.684         1.250       0.985         0.804       0.575         0.434
Modified Duration                        4.357       1.615         1.207       0.956         0.782       0.562         0.425
First Principal Payment Date          03/25/2008   09/25/2005   05/25/2005   03/25/2005   01/25/2005   11/25/2004   09/25/2004
Last Principal Payment Date           01/25/2010   06/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Principal Payment Window (Months)         23           10            7           5             5           3             3

2-A-3

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                          3.950       3.920         3.885       3.848         3.809       3.723         3.624
Average Life (Years)                     7.142       2.703         2.000       1.570         1.278       0.909         0.681
Modified Duration                        6.095       2.514         1.887       1.495         1.224       0.878         0.661
First Principal Payment Date          01/25/2010   06/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Last Principal Payment Date           02/25/2013   10/25/2007   11/25/2006   05/25/2006   12/25/2005   07/25/2005   03/25/2005
Principal Payment Window (Months)         38           17           13           11            8           7             5

2-A-4

----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%          15%           20%         25%           30%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 98-28                         4.155       4.401         4.477       4.557         4.642       4.831         5.050
Average Life (Years)                  10.085       4.056         3.000       2.351         1.912       1.353         1.010
Modified Duration                      8.094       3.655         2.761       2.192         1.798       1.286         0.966
First Principal Payment Date        02/25/2013   10/25/2007   11/25/2006   05/25/2006   12/25/2005   07/25/2005   03/25/2005
Last Principal Payment Date         11/25/2015   02/25/2009   11/25/2007   02/25/2007   08/25/2006   12/25/2005   07/25/2005
Principal Payment Window (Months)       34           17           13           10            9           6             5

Banc of America Mortgage Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

2-A-5

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 96-20                           4.339       4.788         5.010       5.228         5.461       5.972         6.574
Average Life (Years)                    13.154       5.572         4.162       3.247         2.630       1.857         1.381
Modified Duration                        9.927       4.853         3.726       2.959         2.426       1.736         1.300
First Principal Payment Date          11/25/2015   02/25/2009   11/25/2007   02/25/2007   08/25/2006   12/25/2005   07/25/2005
Last Principal Payment Date           04/25/2019   10/25/2010   04/25/2009   03/25/2008   06/25/2007   07/25/2006   12/25/2005
Principal Payment Window (Months)         42           21           18           14           11           8             6

2-A-6

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 96-10                           4.243       4.440         4.564       4.695         4.829       5.116         5.442
Average Life (Years)                    21.310       11.395        8.801       7.019         5.737       4.047         2.989
Modified Duration                       13.746       8.611         6.984       5.773         4.848       3.549         2.685
First Principal Payment Date          04/25/2019   10/25/2010   04/25/2009   03/25/2008   06/25/2007   07/25/2006   12/25/2005
Last Principal Payment Date           05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   12/25/2033
Principal Payment Window (Months)         182         284           302         315           324         335           337

2-A-7

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 98-16                           4.181       4.365         4.459       4.557         4.657       4.869         5.110
Average Life (Years)                    11.402       5.453         4.159       3.298         2.692       1.904         1.413
Modified Duration                        8.115       4.366         3.454       2.816         2.346       1.706         1.290
First Principal Payment Date          06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date           05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   03/25/2033
Principal Payment Window (Months)         360         360           360         360           360         360           346

3-A-1

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 99-02                           4.161       4.308         4.377       4.444         4.510       4.640         4.776
Average Life (Years)                    11.737       5.580         4.245       3.358         2.735       1.927         1.426
Modified Duration                        8.319       4.463         3.526       2.870         2.388       1.734         1.308
First Principal Payment Date          06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date           05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   12/25/2032
Principal Payment Window (Months)         360         360           360         360           360         360           343

4-A-1

------------------------------------------------------------------------------------------------------------------------------
CPR                                       5%          15%           20%         25%           30%         40%           50%
------------------------------------------------------------------------------------------------------------------------------
Yield at 98-28                           4.491       4.734         4.834       4.923         5.006       5.161         5.324
Average Life (Years)                    10.994       5.295         4.051       3.223         2.638       1.874         1.396
Modified Duration                        7.576       4.154         3.313       2.719         2.278       1.671         1.271
First Principal Payment Date          06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004   06/25/2004
Last Principal Payment Date           05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   07/25/2031
Principal Payment Window (Months)         360         360           360         360           360         360           326

Banc of America Mortgage Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                   Collateral Summary    Range (if applicable)
                                   ------------------   ----------------------
Total Outstanding Loan
   Balance                           $306,452,712
Total Number of Loans                         567
Average Loan Principal
   Balance                           $    540,481       $335,547 to $1,108,000
WA Gross Coupon                             3.936%             2.875% to 4.875%
WA FICO                                       746                   624 to 821
WA Original Term (mos.)                       359                   120 to 360
WA Remaining Term (mos.)                      359                   119 to 360
WA OLTV                                     65.09%             12.50% to 90.00%
WA Months to First Rate
   Adjustment Date                      35 months              34 to 36 months
Gross Margin                                2.250%
WA Rate Ceiling                             9.936%            8.875% to 10.875%
Geographic Concentration of
   Mortgaged                  CA            79.27%
Properties (Top 5 States)
   based on the Aggregate     IL            8.12%
Stated Principal Balance      CO            2.76%
                              FL            1.53%
                              MA            0.81%
--------------------------------------------------------------------------------

Banc of America Mortgage Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     547       $295,878,529.24        96.55%
Second Home                            16          8,835,350.10         2.88
Investor Property                       4          1,738,832.62         0.57
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence               378       $210,316,331.30        68.63%
PUD-Detached                          112         59,069,212.25        19.28
Condominium                            45         20,998,746.56         6.85
PUD-Attached                           20          9,058,503.53         2.96
2-Family                               10          5,980,461.41         1.95
4-Family                                1            680,000.00         0.22
3-Family                                1            349,456.91         0.11
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                   420       $229,216,809.77        74.80%
Purchase                               90         48,604,895.66        15.86
Refinance-Cashout                      57         28,631,006.53         9.34
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

Banc of America Mortgage Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
       Geographic Area               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                            449       $242,938,609.54        79.27%
Illinois                               45         24,877,948.53         8.12
Colorado                               15          8,468,630.82         2.76
Florida                                 8          4,679,855.57         1.53
Massachusetts                           4          2,494,148.17         0.81
Virginia                                5          2,020,292.07         0.66
Wisconsin                               4          1,951,866.32         0.64
North Carolina                          3          1,778,945.62         0.58
Connecticut                             2          1,380,743.46         0.45
Arizona                                 3          1,348,623.45         0.44
Michigan                                3          1,277,337.06         0.42
Minnesota                               2          1,258,037.05         0.41
Missouri                                2          1,175,020.99         0.38
Kansas                                  2          1,171,272.59         0.38
Indiana                                 2          1,051,605.20         0.34
Washington                              1          1,000,000.00         0.33
Nevada                                  2            997,272.07         0.33
Delaware                                2            780,373.36         0.25
Maryland                                2            688,061.06         0.22
Hawaii                                  1            659,096.14         0.22
New York                                1            635,000.00         0.21
Oklahoma                                1            579,253.41         0.19
Kentucky                                1            493,255.95         0.16
Texas                                   1            449,351.63         0.15
South Carolina                          1            419,434.25         0.14
Vermont                                 1            399,200.00         0.13
Montana                                 1            380,025.16         0.12
New Jersey                              1            379,452.49         0.12
Ohio                                    1            360,000.00         0.12
Rhode Island                            1            360,000.00         0.12
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 5.60% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Mortgage Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                                             % of
                                                   Aggregate            Cut-Off Date
                                   Number Of   Stated Principal        Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date          Mortgage Loans
-------------------------------------------------------------------------------------------
Northern California                   354       $190,318,342.55             78.34%
Southern California                    95         52,620,266.99             21.66
-------------------------------------------------------------------------------------------
Total:                                449       $242,938,609.54            100.00%
===========================================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
      Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
     Principal Balances ($)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                17       $  5,849,609.94         1.91%
350,000.01 - 400,000.00               104         39,454,837.18        12.87
400,000.01 - 450,000.00                90         38,293,382.65        12.50
450,000.01 - 500,000.00                85         40,532,563.26        13.23
500,000.01 - 550,000.00                59         31,215,613.88        10.19
550,000.01 - 600,000.00                58         33,477,328.40        10.92
600,000.01 - 650,000.00                46         29,187,848.24         9.52
650,000.01 - 700,000.00                26         17,697,588.57         5.77
700,000.01 - 750,000.00                18         13,055,452.35         4.26
750,000.01 - 800,000.00                14         10,998,963.08         3.59
800,000.01 - 850,000.00                11          9,188,824.09         3.00
850,000.01 - 900,000.00                 8          7,082,163.07         2.31
900,000.01 - 950,000.00                 6          5,540,641.02         1.81
950,000.01 - 1,000,000.00              24         23,769,896.23         7.76
1,000,000.01 - 1,500,000.00             1          1,108,000.00         0.36
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $540,481.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
        Ratios(%)                    Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
10.01 - 15.00                           1       $    600,000.00         0.20%
15.01 - 20.00                           1            737,911.29         0.24
20.01 - 25.00                           3          2,137,056.25         0.70
30.01 - 35.00                          12          7,139,875.92         2.33
35.01 - 40.00                          12          7,780,289.17         2.54
40.01 - 45.00                          15          9,552,643.81         3.12
45.01 - 50.00                          30         17,614,742.79         5.75
50.01 - 55.00                          39         23,191,298.21         7.57
55.01 - 60.00                          34         18,711,438.50         6.11
60.01 - 65.00                          89         51,406,322.65        16.77
65.01 - 70.00                          76         39,882,314.36        13.01
70.01 - 75.00                          81         42,809,690.96        13.97
75.01 - 80.00                         171         83,402,620.79        27.22
85.01 - 90.00                           3          1,486,507.26         0.49
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.09%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates(%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.751 - 3.000                           1       $    498,623.45         0.16%
3.251 - 3.500                          15          9,441,672.98         3.08
3.501 - 3.750                         174         99,066,384.76        32.33
3.751 - 4.000                         199        105,148,651.12        34.31
4.001 - 4.250                         131         67,512,280.57        22.03
4.251 - 4.500                          43         22,385,281.10         7.30
4.501 - 4.750                           3          1,800,555.73         0.59
4.751 - 5.000                           1            599,262.25         0.20
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 3.936% per annum.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                 567       $306,452,711.96       100.00%
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                           1       $    498,623.45         0.16%
9.001 - 10.000                        388        213,656,708.86       69.72
10.001 - 11.000                       178         92,297,379.65       30.12
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 9.936% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
      First Rate Adjustment         Mortgage     Balance as of    Pool Principal
              Date                   Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
March 1, 2007                           1       $    648,205.77         0.21%
April 1, 2007                         311        168,312,518.19        54.92
May 1, 2007                           255        137,491,988.00        44.87
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
101 - 120                               1           $659,096.14         0.22%
161 - 180                               1            638,200.00        0.21
341 - 360                             565        305,155,415.82       99.58
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Credit Scores                        Loans        Cut-Off Date       Balance
--------------------------------------------------------------------------------
801 - 850                              13         $7,275,738.84         2.37%
751 - 800                             286        154,936,417.11        50.56
701 - 750                             189        103,286,543.95        33.70
651 - 700                              70         35,865,846.80        11.70
601 - 650                               9          5,088,165.26         1.66
--------------------------------------------------------------------------------
Total:                                567       $306,452,711.96       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of jumbo 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 59.50% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.24% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                    Collateral Summary    Range (if applicable)
                                    ------------------   -----------------------
Total Outstanding Loan Balance        $954,157,432
Total Number of Loans                        1,737
Average Loan Principal Balance            $549,313       $200,872 to $1,480,000
WA Gross Coupon                              4.385%             3.125% to 5.500%
WA FICO                                        741                   621 to 817
WA Original Term (mos.)                        359                   120 to 360
WA Remaining Term (mos.)                       358                   119 to 360
WA OLTV                                      66.53%              8.36% to 95.00%
WA Months to First Rate Adjustment
   Date                                  59 months              50 to 60 months
Gross Margin                                 2.250%
WA Rate Ceiling                              9.385%            8.125% to 10.500%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   68.22%
Properties (Top 5 States) based on the Aggregate   IL    6.34%
Stated Principal Balance                           FL    4.21%
                                                   VA    2.02%
                                                   NC    1.86%
--------------------------------------------------------------------------------

     Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal   Cut-Off Date
                                   Mortgage     Balance as of     Pool Principal
Occupancy                            Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Primary Residence                    1,625      $892,483,169.35        93.54%
Second Home                            102        56,273,380.95         5.90
Investor Property                       10         5,400,881.64         0.57
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Single Family Residence              1,122     $623,861,283.11         65.38%
PUD-Detached                           365      205,358,196.79         21.52
Condominium                            206      103,515,804.90         10.85
PUD-Attached                            29       13,323,201.63          1.40
2-Family                                 8        4,436,707.50          0.46
3-Family                                 4        2,628,235.01          0.28
Townhouse                                3        1,034,003.00          0.11
--------------------------------------------------------------------------------
Total:                               1,737     $954,157,431.94        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                    915      $520,149,757.55        54.51%
Purchase                               561       299,424,761.37        31.38
Refinance-Cashout                      261       134,582,913.02        14.10
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

          Geographical Distribution of the Mortgage Properties of the
                           Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
      Geographic Area                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                           1,175      $650,878,691.30        68.22%
Illinois                               103        60,479,601.76         6.34
Florida                                 76        40,143,849.20         4.21
Virginia                                41        19,232,482.24         2.02
North Carolina                          33        17,771,120.91         1.86
Nevada                                  25        14,543,646.19         1.52
Colorado                                26        14,260,031.68         1.49
Maryland                                32        13,796,172.92         1.45
Massachusetts                           25        13,470,921.59         1.41
South Carolina                          23        12,869,486.89         1.35
Washington                              22        12,125,110.79         1.27
Georgia                                 18        10,839,994.23         1.14
Texas                                   22        10,413,369.48         1.09
District of Columbia                    20        10,080,071.44         1.06
Arizona                                 18         9,490,369.18         0.99
Minnesota                               13         7,053,777.57         0.74
Missouri                                11         6,448,819.41         0.68
Connecticut                              7         4,192,008.20         0.44
Michigan                                 5         3,432,000.00         0.36
New Jersey                               6         3,233,841.02         0.34
Oregon                                   5         3,055,689.90         0.32
Tennessee                                5         2,448,345.10         0.26
New York                                 4         2,114,920.60         0.22
Montana                                  2         1,799,000.00         0.19
Hawaii                                   1         1,480,000.00         0.16
Wisconsin                                3         1,305,728.52         0.14
Kansas                                   2         1,287,023.41         0.13
Ohio                                     3         1,205,373.25         0.13
Pennsylvania                             2           938,249.39         0.10
Delaware                                 2           907,311.13         0.10
New Mexico                               1           480,000.00         0.05
Utah                                     1           440,000.00         0.05
Rhode Island                             1           427,461.51         0.04
Arkansas                                 1           399,950.00         0.04
Louisiana                                1           390,000.00         0.04
Indiana                                  1           363,013.13         0.04
Oklahoma                                 1           360,000.00         0.04
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.38% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

         California State Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                                       % of
                                                                   Cut-Off Date
                                                   Aggregate      Pool Principal
                                   Number Of   Stated Principal   Balance of the
                                    Mortgage     Balance as of      California
California State Distribution        Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------------------------------------------
Northern California                    681      $364,600,036.41        56.02%
Southern California                    494       286,278,654.89        43.98
--------------------------------------------------------------------------------
Total:                               1,175      $650,878,691.30       100.00%
================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
   Current Mortgage Loan            Mortgage     Balance as of    Pool Principal
   Principal Balances ($)            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
200,000.01 - 250,000.00                  1      $    200,871.97         0.02%
300,000.01 - 350,000.00                 92        31,484,292.59         3.30
350,000.01 - 400,000.00                301       113,831,259.81        11.93
400,000.01 - 450,000.00                275       117,419,947.70        12.31
450,000.01 - 500,000.00                260       124,527,975.15        13.05
500,000.01 - 550,000.00                173        90,986,805.48         9.54
550,000.01 - 600,000.00                151        87,321,462.25         9.15
600,000.01 - 650,000.00                107        67,606,188.10         7.09
650,000.01 - 700,000.00                 71        48,010,203.67         5.03
700,000.01 - 750,000.00                 69        50,343,071.20         5.28
750,000.01 - 800,000.00                 40        31,254,069.56         3.28
800,000.01 - 850,000.00                 37        30,525,148.89         3.20
850,000.01 - 900,000.00                 28        24,581,430.70         2.58
900,000.01 - 950,000.00                 27        25,203,074.18         2.64
950,000.01 - 1,000,000.00               68        67,346,384.68         7.06
1,000,000.01 - 1,500,000.00             37        43,515,246.01         4.56
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $549,313.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
   Current Mortgage Loan            Mortgage     Balance as of    Pool Principal
   Principal Balances ($)            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
5.01 - 10.00                             2      $    836,300.10         0.09%
10.01 - 15.00                            4         2,467,360.11         0.26
15.01 - 20.00                            4         2,864,940.78         0.30
20.01 - 25.00                           10         4,997,436.85         0.52
25.01 - 30.00                           24        13,797,784.85         1.45
30.01 - 35.00                           31        18,791,201.36         1.97
35.01 - 40.00                           41        24,900,435.92         2.61
40.01 - 45.00                           48        30,197,381.06         3.16
45.01 - 50.00                           92        57,277,753.62         6.00
50.01 - 55.00                           64        39,827,981.36         4.17
55.01 - 60.00                          143        82,056,403.02         8.60
60.01 - 65.00                          156        95,026,335.09         9.96
65.01 - 70.00                          167        95,802,559.86        10.04
70.01 - 75.00                          205       112,282,210.10        11.77
75.01 - 80.00                          718       361,434,318.11        37.88
80.01 - 85.00                            5         2,348,170.10         0.25
85.01 - 90.00                           12         4,719,552.06         0.49
90.01 - 95.00                           11         4,529,307.59         0.47
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.53%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
3.001 - 3.250                            2      $  1,261,902.81         0.13%
3.251 - 3.500                            5         2,220,618.49         0.23
3.501 - 3.750                           45        24,411,581.75         2.56
3.751 - 4.000                          149        83,279,618.29         8.73
4.001 - 4.250                          486       272,824,306.51        28.59
4.251 - 4.500                          623       344,106,965.89        36.06
4.501 - 4.750                          310       162,396,487.97        17.02
4.751 - 5.000                          100        54,865,350.93         5.75
5.001 - 5.250                           11         5,630,885.72         0.59
5.251 - 5.500                            6         3,159,713.58         0.33
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.385% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                1,737      $954,157,431.94       100.00%
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                          201      $111,173,721.34        11.65%
9.001 - 10.000                       1,519       834,193,111.30        87.43
10.001 - 11.000                         17         8,790,599.30         0.92
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.385% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
July 1, 2008                             1      $    381,598.00         0.04%
October 1, 2008                          1           824,999.10         0.09
December 1, 2008                         1           500,000.00         0.05
January 1, 2009                          1           331,614.44         0.03
February 1, 2009                         2           529,516.51         0.06
March 1, 2009                           12         5,508,775.60         0.58
April 1, 2009                        1,131       616,743,869.18        64.64
May 1, 2009                            588       329,337,059.11        34.52
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
101 - 120                                1      $    462,035.82         0.05%
161 - 180                                6         3,239,781.95         0.34
221 - 240                                1           474,500.00         0.05
281 - 300                                2           982,709.72         0.10
341 - 360                            1,727       948,998,404.45        99.46
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               51      $ 27,716,041.59         2.90%
751 - 800                              776       434,724,992.47        45.56
701 - 750                              571       307,679,381.26        32.25
651 - 700                              279       154,065,528.28        16.15
601 - 650                               58        28,911,488.34         3.03
Not Scored                               2         1,060,000.00         0.11
--------------------------------------------------------------------------------
Total:                               1,737      $954,157,431.94       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of conforming 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. All of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at anytime without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                      Collateral Summary  Range (if applicable)
                                      ------------------  ---------------------
Total Outstanding Loan Balance           $229,042,792

Total Number of Loans                           1,068

Average Loan Principal Balance               $214,460      $48,500 to $333,547

WA Gross Coupon                                 4.501%         3.500% to 5.500%

WA FICO                                           738               620 to 817

WA Original Term (mos.)                           360

WA Remaining Term (mos.)                          359               350 to 360

WA OLTV                                         71.68%         11.62% to 95.00%

WA Months to First Rate
   Adjustment Date                          59 months          50 to 60 months

Gross Margin                                    2.250%

WA Rate Ceiling                                 9.501%        8.500% to 10.500%

Geographic Concentration of
   Mortgaged                      CA            40.48%
Properties (Top 5 States) based
   on the Aggregate               FL            14.25%
Stated Principal Balance          VA             4.72%
                                  SC             4.26%
                                  GA             4.20%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

     Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     903       $194,896,533.35        85.09%
Second Home                           127         26,923,812.66        11.75
Investor Property                      38          7,222,445.68         3.15
--------------------------------------------------------------------------------
Total:                              1,068       $229,042,791.69       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence               593       $128,645,832.78        56.17%
Condominium                           242         51,531,711.20        22.50
PUD-Detached                          192         40,745,541.81        17.79
PUD-Attached                           34          7,060,300.90         3.08
Townhouse                               7          1,059,405.00         0.46
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                              515       $109,664,605.82        47.88%
Refinance-Rate/Term                   334         71,201,663.67        31.09
Refinance-Cashout                     219         48,176,522.20        21.03
--------------------------------------------------------------------------------
Total:                              1,068       $229,042,791.69       100.00%
================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Geographic Area                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                             377      $ 92,711,074.00        40.48%
Florida                                167        32,631,896.75        14.25
Virginia                                49        10,808,707.18         4.72
South Carolina                          49         9,757,945.41         4.26
Georgia                                 48         9,611,088.27         4.20
Arizona                                 52         8,894,138.79         3.88
Nevada                                  44         8,420,265.00         3.68
North Carolina                          40         7,235,742.57         3.16
Colorado                                34         7,138,067.97         3.12
Illinois                                28         6,683,284.47         2.92
Maryland                                25         5,309,159.33         2.32
Texas                                   29         5,287,894.16         2.31
Washington                              24         4,934,286.72         2.15
District of Columbia                    11         2,914,905.00         1.27
Minnesota                               13         2,433,570.00         1.06
Ohio                                    11         2,039,080.00         0.89
Oregon                                  10         1,739,932.00         0.76
Michigan                                 8         1,520,500.00         0.66
Missouri                                 8         1,310,000.00         0.57
Tennessee                                5         1,287,500.00         0.56
New York                                 5         1,046,200.00         0.46
Indiana                                  6           991,301.49         0.43
New Mexico                               4           845,515.00         0.37
Connecticut                              3           579,000.00         0.25
Pennsylvania                             4           569,500.00         0.25
Arkansas                                 3           500,500.00         0.22
Iowa                                     2           313,562.58         0.14
New Jersey                               1           310,000.00         0.14
Idaho                                    1           239,200.00         0.10
Vermont                                  1           225,000.00         0.10
Kansas                                   2           208,300.00         0.09
West Virginia                            1           145,600.00         0.06
Kentucky                                 1           144,500.00         0.06
Louisiana                                1           131,575.00         0.06
Wisconsin                                1           124,000.00         0.05
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.03% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
California State Distribution        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Southern California                   201       $49,830,279.08         53.75%
Northern California                   176        42,880,794.92         46.25
--------------------------------------------------------------------------------
Total:                                377       $92,711,074.00        100.00%
================================================================================

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------------------
                                                                              % of
                                                   Aggregate              Cut-Off Date
                                   Number Of    Stated Principal         Pool Principal
Current Mortgage Loan               Mortgage     Balance as of     Balance of the California
Principal Balances($)                Loans        Cut-Off Date           Mortgage Loan
--------------------------------------------------------------------------------------------
0.01 - 50,000.00                         1           $48,500.00               0.02%
50,000.01 - 100,000.00                  55         4,610,397.86               2.01
100,000.01 - 150,000.00                178        22,594,135.06               9.86
150,000.01 - 200,000.00                245        43,521,008.26              19.00
200,000.01 - 250,000.00                231        52,476,621.32              22.91
250,000.01 - 300,000.00                198        54,581,676.03              23.83
300,000.01 - 350,000.00                160        51,210,453.16              22.36
--------------------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69             100.00%
============================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $214,460.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000(approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
   Ratios (%)                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
10.01 - 15.00                            4      $    752,842.00         0.33%
15.01 - 20.00                            2           301,520.00         0.13
20.01 - 25.00                           11         1,754,382.74         0.77
25.01 - 30.00                            9         1,545,509.70         0.67
30.01 - 35.00                           14         2,366,872.76         1.03
35.01 - 40.00                           19         3,784,601.54         1.65
40.01 - 45.00                           26         5,268,217.00         2.30
45.01 - 50.00                           42         9,415,555.13         4.11
50.01 - 55.00                           43         9,203,060.23         4.02
55.01 - 60.00                           43         9,204,456.20         4.02
60.01 - 65.00                           64        14,606,255.00         6.38
65.01 - 70.00                           70        15,610,186.05         6.82
70.01 - 75.00                          121        27,766,082.54        12.12
75.01 - 80.00                          477       103,928,224.54        45.38
80.01 - 85.00                           12         2,353,128.63         1.03
85.01 - 90.00                           52        10,446,975.47         4.56
90.01 - 95.00                           59        10,734,922.16         4.69
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.68%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.251 - 3.500                            2      $    362,400.00         0.16%
3.501 - 3.750                           19         3,949,110.46         1.72
3.751 - 4.000                           88        18,959,511.03         8.28
4.001 - 4.250                          163        35,629,608.54        15.56
4.251 - 4.500                          369        80,714,173.94        35.24
4.501 - 4.750                          241        51,425,825.63        22.45
4.751 - 5.000                          136        28,480,155.04        12.43
5.001 - 5.250                           38         7,483,989.94         3.27
5.251 - 5.500                           12         2,038,017.11         0.89
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 4.501%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000(approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margins (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                1,068      $229,042,791.69       100.00%
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                          109      $ 23,271,021.49        10.16%
9.001 - 10.000                         909       196,249,763.15        85.68
10.001 - 11.000                         50         9,522,007.05         4.16
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 9.501% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Adjustment Date                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
July 1, 2008                             1      $     93,000.00         0.04%
September 1, 2008                        1           330,000.00         0.14
November 1, 2008                         1           198,000.00         0.09
December 1, 2008                         1           246,905.00         0.11
January 1, 2009                         18         5,740,498.97         2.51
February 1, 2009                        34         7,923,305.35         3.46
March 1, 2009                          298        63,802,973.14        27.86
April 1, 2009                          603       126,702,067.53        55.32
May 1, 2009                            111        24,006,041.70        10.48
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000(approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
341 - 360                            1,068      $229,042,791.69       100.00%
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
          Credit Scores              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               50      $  9,366,770.82         4.09%
751 - 800                              432        93,494,028.97        40.82
701 - 750                              357        76,809,364.33        33.53
651 - 700                              188        40,761,565.57        17.80
601 - 650                               41         8,611,062.00         3.76
--------------------------------------------------------------------------------
Total:                               1,068      $229,042,791.69       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000(approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                   Collateral Summary    Range (if applicable)
                                   ------------------    ---------------------
Total Outstanding Loan Balance           $65,077,153
Total Number of Loans                            121
Average Loan Principal Balance           $   537,828    $338,000 to $1,048,000
WA Gross Coupon                                4.894%          4.000% to 5.750%
WA FICO                                          747                652 to 816
WA Original Term (mos.)                          359         180 to 360 months
WA Remaining Term (mos.)                         358         179 to 360 months
WA OLTV                                        68.75%          30.00% to 90.00%
WA Months to First Adjustment
   Date                                           83           83 to 84 months
Gross Margin                                   2.250%
WA Rate Ceiling                                9.894%         9.000% to 10.750%
Geographic Concentration of         CA         64.09%
   Mortgaged Properties             IL          5.18%
   (Top 5 States) based on the      VA          4.47%
   Aggregate Stated Principal       WA          3.96%
   Balance                          MD          3.71%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000(approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     112       $59,746,109.08         91.81%
Second Home                             7         4,589,430.65          7.05
Investor Property                       2           741,613.00          1.14
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                81       $42,997,904.92         66.07%
PUD-Detached                           27        15,292,438.58         23.50
Condominium                             9         4,596,558.47          7.06
PUD-Attached                            4         2,190,250.76          3.37
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                               46       $26,908,421.01         41.35%
Refinance-Rate/Term                    51        26,518,597.14         40.75
Refinance-Cashout                      24        11,650,134.58         17.90
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000(approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
         Geographic Area             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                             75       $41,706,017.06        64.09%
Illinois                                8         3,372,173.91         5.18
Virginia                                6         2,906,247.40         4.47
Washington                              4         2,580,025.89         3.96
Maryland                                4         2,416,526.88         3.71
Florida                                 4         1,997,956.46         3.07
Arizona                                 3         1,885,538.88         2.90
Colorado                                3         1,270,535.39         1.95
North Carolina                          2         1,223,502.20         1.88
District of Columbia                    3         1,210,135.54         1.86
Georgia                                 2         1,019,178.73         1.57
Texas                                   2           850,388.23         1.31
Kansas                                  1           700,000.00         1.08
Nevada                                  1           589,291.08         0.91
Wyoming                                 1           494,100.00         0.76
Wisconsin                               1           460,000.00         0.71
South Carolina                          1           395,535.08         0.61
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.77% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
California State Distribution        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Northern California                    43       $23,730,685.71        56.90%
Southern California                    32        17,975,331.35        43.10
--------------------------------------------------------------------------------
Total:                                 75       $41,706,017.06       100.00%
================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                7        $ 2,413,610.11          3.71%
350,000.01 - 400,000.00               16          6,103,862.73          9.38
400,000.01 - 450,000.00               27         11,508,326.29         17.68
450,000.01 - 500,000.00               22         10,515,410.61         16.16
500,000.01 - 550,000.00                8          4,228,850.58          6.50
550,000.01 - 600,000.00                9          5,234,613.57          8.04
600,000.01 - 650,000.00                5          3,111,735.20          4.78
650,000.01 - 700,000.00                9          6,145,623.37          9.44
700,000.01 - 750,000.00                4          2,978,004.53          4.58
750,000.01 - 800,000.00                2          1,560,000.00          2.40
800,000.01 - 850,000.00                2          1,634,657.13          2.51
850,000.01 - 900,000.00                2          1,741,250.00          2.68
900,000.01 - 950,000.00                1            918,868.78          1.41
950,000.01 - 1,000,000.00              6          5,934,339.83          9.12
1,000,000.01 - 1,500,000.00            1          1,048,000.00          1.61
--------------------------------------------------------------------------------
Total:                               121        $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $537,828.

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)    Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
25.01 - 30.00                          1        $   404,502.01          0.62%
30.01 - 35.00                          2          1,052,919.10          1.62
40.01 - 45.00                          3          1,234,250.73          1.90
45.01 - 50.00                          7          3,741,592.21          5.75
50.01 - 55.00                          5          2,607,888.35          4.01
55.01 - 60.00                         15          8,772,087.61         13.48
60.01 - 65.00                         11          5,898,306.13          9.06
65.01 - 70.00                          6          3,329,591.67          5.12
70.01 - 75.00                         16          9,318,829.58         14.32
75.01 - 80.00                         54         28,314,545.30         43.51
85.01 - 90.00                          1            402,640.04          0.62
--------------------------------------------------------------------------------
Total:                               121        $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 68.75%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
3.751 - 4.000                          3        $ 1,377,090.15          2.12%
4.251 - 4.500                         13          7,440,491.57         11.43
4.501 - 4.750                         26         14,570,345.07         22.39
4.751 - 5.000                         44         24,287,211.17         37.32
5.001 - 5.250                         26         12,787,629.71         19.65
5.251 - 5.500                          6          3,428,236.67          5.27
5.501 - 5.750                          3          1,186,148.39          1.82
--------------------------------------------------------------------------------
Total:                               121        $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 4.894%.

                   Gross Margins of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margins (%)                    Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.250                                 121       $65,077,152.73        100.00%
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
8.001 - 9.000                           3       $ 1,377,090.15          2.12%
9.001 - 10.000                         83        46,298,047.81         71.14
10.001 - 11.000                        35        17,402,014.77         26.74
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 9.894% per annum.

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,511,195,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Adjustment Date                Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
April 1, 2011                          72       $38,309,335.73         58.87%
May 1, 2011                            49        26,767,817.00         41.13
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
161 - 180                               1       $   530,985.00          0.82%
341 - 360                             120        64,546,167.73         99.18
--------------------------------------------------------------------------------
Total:                                121       $65,077,152.73        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
801 - 850                              6        $ 2,819,031.58          4.33%
751 - 800                             59         31,665,233.61         48.66
701 - 750                             40         22,401,891.70         34.42
651 - 700                             16          8,190,995.84         12.59
--------------------------------------------------------------------------------
Total:                               121        $65,077,152.73        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS_2004-E-Marketing - BOND_CASHFLOW Report  [LOGO] Banc of America Securities

Closing Date 20040527
Prepay: 20 CPR
Default: 0 CDR, Loss Severity: 0%, Lag: 0 months
Run To CALL
LIBOR_1YR=1.88125

Period     Date     2A1 Interest    2A1 Principal     2A1 Balance
------   --------   ------------   --------------   --------------
 Total              1,313,903.84   127,837,000.00

0        May27,04           0.00             0.00   127,837,000.00
1        Jun25,04     216,577.18    12,229,805.52   115,607,194.48
2        Jul25,04     195,857.86    11,999,136.70   103,608,057.78
3        Aug25,04     175,529.32    11,772,792.75    91,835,265.03
4        Sep25,04     155,584.24    11,550,692.85    80,284,572.18
5        Oct25,04     136,015.45    11,332,757.72    68,951,814.46
6        Nov25,04     116,815.87    11,118,909.51    57,832,904.95
7        Dec25,04      97,978.58    10,909,071.88    46,923,833.07
8        Jan25,05      79,496.79    10,703,169.85    36,220,663.22
9        Feb25,05      61,363.84    10,501,129.88    25,719,533.34
10       Mar25,05      43,573.18    10,302,879.79    15,416,653.54
11       Apr25,05      26,118.38    10,108,348.74     5,308,304.81
12       May25,05       8,993.15     5,308,304.81             0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS_2004-E-Marketing - Price/Yield - 2A2

Balance $57,949,000.00   Delay          0          Formula  IF CURDATE LE 20090425 then min  WAC(2)   4.385237655 WAM(2)  358
                                                            (3.913,COLL_NETRATE(2)) ELSE
Coupon  3.913            Dated          5/25/2004  NET(2)   4.133237655                      WALA(2)            1
Settle  5/27/2004        First Payment  6/25/2004

Price                          1               2               3               4                5
                                 Yield           Yield           Yield           Yield           Yield
             100-24.00           3.775           3.765           3.479           3.322           3.159

                   WAL           4.911           4.605           1.684           1.250           0.985
              Mod Durn           4.394           4.142           1.604           1.202           0.953
Principal Window Begin      04/25/2009      03/25/2008      09/25/2005      05/25/2005      03/25/2005
  Principal Window End      04/25/2009      04/25/2009      06/25/2006      11/25/2005      07/25/2005
    Principal # Months               1              14              10               7               5

             LIBOR_1YR         1.88125         1.88125         1.88125         1.88125         1.88125
                Prepay           0 CPR           5 CPR          15 CPR          20 CPR          25 CPR
   Optional Redemption   Call (Y,Y,Y,Y)  Call (Y,Y,Y,Y)  Call (Y,Y,Y,Y)  Call (Y,Y,Y,Y)  Call (Y,Y,Y,Y)

Price                          6               7               8
                                 Yield           Yield           Yield
             100-24.00           2.986           2.612           2.186

                   WAL           0.804           0.575           0.434
              Mod Durn           0.781           0.563           0.427
Principal Window Begin      01/25/2005      11/25/2004      09/25/2004
  Principal Window End      05/25/2005      01/25/2005      11/25/2004
    Principal # Months               5               3               3

             LIBOR_1YR         1.88125         1.88125         1.88125
                Prepay          30 CPR          40 CPR          50 CPR
   Optional Redemption   Call (Y,Y,Y,Y)  Call (Y,Y,Y,Y)  Call (Y,Y,Y,Y)

                 Swap Mat 0.5YR 1.25YR   2YR   3YR   4YR   5YR
                      Yld 1.645  2.375 2.937 3.587 4.055 4.402

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

! B04E_CALL.CDI #CMOVER_3.0E WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.275 , subroutines 3.1
!!    05/18/2004 8:55 AM
!
! Modeled in the Intex CMO Modeling Language, (B000BDB448D23)
! which is copyright (c) 2004 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
!
!The tables and other statistical analyses (the "Hypothetical Performance
Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical

!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
 COLLAT_GROUPS 1 2 3 4
!
!
  DEFINE CONSTANT #OrigCollBal = 1554730088.32
  DEFINE CONSTANT #OrigCollBal1 = 306452711.96
  DEFINE CONSTANT #OrigCollBal2 = 954157431.94
  DEFINE CONSTANT #OrigCollBal3 = 229042791.69
  DEFINE CONSTANT #OrigCollBal4 = 65077152.73

!
  DEFINE CONSTANT #OrigBondBal = 1554730088.32
  DEFINE CONSTANT #OrigBondBal1 = 306452711.96
  DEFINE CONSTANT #OrigBondBal2 = 954157431.94
  DEFINE CONSTANT #OrigBondBal3 = 229042791.69
  DEFINE CONSTANT #OrigBondBal4 = 65077152.73
!
  DEFINE #BondBal1                       = 341406088.32
  DEFINE #BondBal2                       = 970975988.32
  DEFINE #BondBal3                       = 266163988.32
  DEFINE #BondBal4                       = 106788988.32
  DEFINE #BondBal                        = 1685335053.28
!
   FULL_DEALNAME:        b04e_call
!
   DEAL SIZE:            $ 1554730088.32
   PRICING SPEED:        20% CPR
!  ISSUE DATE:           20040501
   SETTLEMENT DATE:      20040527
!
  Record date delay:     24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%","SHIFT4%"
!
  TRUSTEE_FEE    GROUP 1     0.002
!
  TRUSTEE_FEE    GROUP 2     0.002
!
  TRUSTEE_FEE    GROUP 3     0.002
!
  TRUSTEE_FEE    GROUP 4     0.002
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040501 _
       DEAL_FIRSTPAY_DATE         20040625
!
!
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) /
COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) /
COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) /
COLL_PREV_BAL(3) * 1200
  DEFINE DYNAMIC STICKY #NetRate4 = ( COLL_I_MISC("COUPON",4) ) /
COLL_PREV_BAL(4) * 1200
!
  DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

!
  DEFINE TABLE "SI_2TIMESLOSSAgg" (6, 2) = "MONTH" "PCT"
       36.1   20%
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
      360.1   2
!
  DEFINE #COUPON_SUBS = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR       1.88125
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4", "1AR", "1A1", "2A1", "2A2", "2A3", "2A4", "2A5", "2A6", "2A7", "3A1", "4A1", "SUBS", "2WAC-IO"
!
!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block  8581611.96 FLOAT GROUP 1 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate1 )
     0     999
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 26716431.94 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate2 )
     0     999
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 6413791.69 FLOAT GROUP 3 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate3 )
     0     999
!
Tranche "SUBORD_4" MODELING EXCHANGE
   Block 1823152.73 FLOAT GROUP 4 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate4 )
     0     999
!
Tranche "1AR" SEN_WAC
   Block 100.00 FLOAT GROUP 1 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate1 )

     0     999
!
Tranche "1A1" SEN_WAC
   Block 297871000.00 FLOAT GROUP 1 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate1 )
     0     999
!
Tranche "2A1" SEN_FLT
   Block  127837000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0 Dated 20040525 Next 20040625
     (IF CURDATE LE 20090425 THEN min(2.033,COLL_NETRATE(2)) ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block  57949000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0 Dated 20040525 Next 20040625
     (IF CURDATE LE 20090425 then min(3.203,COLL_NETRATE(2)) ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A3" SEN_FLT
   Block  95454000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040501 Next 20040625
     (IF CURDATE LE 20090425 THEN min(3.993,COLL_NETRATE(2)) ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A4" SEN_WAC
   Block 73520000.00 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate2 )
     0     999
!
Tranche "2A5" SEN_WAC
   Block 72932000.00 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate2 )
     0     999
!
Tranche "2A6" SEN_WAC
   Block 199749000.00 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate2 )
     0     999
!
Tranche "2A7" SEN_WAC
   Block 300000000.00 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _

          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate2 )
     0     999
!
Tranche "3A1" SEN_WAC
   Block 222629000.00 FLOAT GROUP 3 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate3 )
     0     999
!
Tranche "4A1" SEN_WAC
   Block 63254000.00 FLOAT GROUP 4 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate4 )
     0     999
!
Tranche "SUBS" JUN_WAC
   Block 43534988.32 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
     ( #COUPON_SUBS )
    0    999
!
Tranche "2WAC-IO" SEN_FLT_IO
   Block 281240000.00 GROUP 2 FREQ M FLOAT RESET M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2A3#1") ELSE 0 ); _
                                                              END ( IF
CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","2A3#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
     (IF CURDATE LE 20090325 THEN ((COLL_NETRATE(2)-0)*BBAL("2A1","2A2","2A3")-
COUPON("2A1")*BBAL("2A1")  - COUPON("2A2")*BBAL("2A2") -
COUPON("2A3")*BBAL("2A3"))/BBAL("2A1","2A2","2A3") else 0)
     0     999
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040527
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040527
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040527
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040527
DEFINE PSEUDO_TRANCHE COLLAT GROUP 4 _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040527
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
!
ifdef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}
!
ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =
!

  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "2WAC-IO"   NO_BUILD_TRANCHE _
                    = "2WAC-IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _
                    = "2A3"
  CLASS "2A4"       NO_BUILD_TRANCHE _
                    = "2A4"
  CLASS "2A5"       NO_BUILD_TRANCHE _
                    = "2A5"
  CLASS "2A6"       NO_BUILD_TRANCHE _
                    = "2A6"
  CLASS "2A7"       NO_BUILD_TRANCHE _
                    = "2A7"
  CLASS "3A1"       NO_BUILD_TRANCHE _
                    = "3A1"
  CLASS "4A1"       NO_BUILD_TRANCHE _
                    = "4A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "SUBORD_4"  DISTRIB_CLASS RULES _
                    = "SUBORD_4"
  CLASS "SEQ" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
                    = "2A1" "2A2" "2A3" "2A4" "2A5" "2A6"
  CLASS "NODE"_
                    = "2A7"
  CLASS "SUBS"      NO_BUILD_TRANCHE _
                    = "SUBS", _
    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2" "SUBORD_3" "SUBORD_4"
  CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal1); _
                    = "1AR" "1A1" , SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal2); _
                    = "SEQ" "NODE"  "2WAC-IO", SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_3"     ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1" , SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_4"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal4); _
                    = "4A1" , SUPPORT_CLASSES = "SUBS"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "SNR_1" "SUBORD_1"
  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "SNR_3" "SUBORD_3"
  CLASS "GRP4" _
                 DISTRIB_CLASS RULES _
                   = "SNR_4" "SUBORD_4"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3" "GRP4"
!
  GROUP 0       ROOT      = 1 2 3 4
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SEQ"          Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "NODE"         Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_3"        Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_4"        Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_4"     Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3")) DEFINE DYNAMIC STICKY #OrigSubBal4 = #OrigCollBal4 - ORIG_BBAL("SNR_4") DEFINE DYNAMIC STICKY #SubBal4 = MAX(0, COLL_PREV_BAL(4) - BBAL("SNR_4"))

  DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPctAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSSAgg", "MONTH", "PCT" )
!
TRIGGER "CumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM/ ORIG_BBAL("SUBS")); _
        TARGETVAL       ( #ReduceTestAAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTriggerAgg" _
        FULL_NAME   "Shifting Interest Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50% _
The above calculations will be done based on all crossed mortgage loan groups."
-
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLossAgg","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM/(#OrigSubBal1 + #OrigSubBal2 +
#OrigSubBal3 + #OrigSubBal4)); _
        TARGETVAL       ( #Sub2TimesLossPctAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTriggerAgg" _
        FULL_NAME   "Sub Two Times Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_

        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLossAgg","TRIGVAL"));
!
!
  DEFINE DYNAMIC STICKY #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") * 36000 / NDAYS_ACCRUE_INT("SUBS#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          COLL_FRAC 10% _
                          PRICE_P ( COLL_BAL );
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 4 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("SUBS") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #OrigSenPct3  = ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 1
!

   calculate : #OrigSenPct4  = ORIG_BBAL("SNR_4") / #OrigCollBal4
!
   calculate : #SenPct4 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_4") / COLL_PREV_BAL(4)) _
               ELSE 1
!
   calculate : #OrigSenPctAgg = ORIG_BBAL("SNR_1","SNR_2","SNR_3","SNR_4") / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3 + #OrigCollBal4)
   calculate : #SenPctAgg      = MIN(1, BBAL("SNR_1","SNR_2","SNR_3","SNR_4") /
(COLL_PREV_BAL))
!
   calculate : #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")
!
!
   calculate : #Sub2TimesTriggerAgg = NOT TRIGGER("TwoTimesTriggerAgg") calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3",
"SUBORD_4") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3",
"SUBORD_3", "SNR_4", "SUBORD_4") _
                                   GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3", "SUBORD_4")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3", "SNR_4", "SUBORD_4") AND _
                                    #Sub2TimesTriggerAgg
!
   calculate : #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)
!
   calculate : #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate : #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate : #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate : #SenPrep4 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct4 + SHIFT%(4) * (1-#SenPct4), _
   Reduce_SHIFT%_when GROUP 4 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
!
   calculate : #SenPrep1 = _
               IF #SenPctFailAgg _

               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate : #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate : #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (1-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate : #SenPrep4 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct4 + (50% * (1-#SenPct4)) _
                        ELSE #SenPct4 _
                   ELSE #SenPrep4
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
   calculate : #SENRECOV4 = #SenPrep4 * DELINQ_RECOVER(4)
!
calculate:  "SNR_1" _
   NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _
   NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT #PRP11 = #SenPrep1 , _
   NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1
!
calculate:  "SNR_2" _
   NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
   NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT #PRP22 = #SenPrep2 , _
   NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2
!
calculate:  "SNR_3" _
   NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT #SCH33 = #SenPct3 , _
   NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT #PRP33 = #SenPrep3 , _
   NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT #REC33 = #SENRECOV3
!

calculate:  "SNR_4" _
   NO_CHECK SCHEDULED     GROUP 4  FRACTION LIMIT #SCH44 = #SenPct4 , _
   NO_CHECK PREPAY        GROUP 4  FRACTION LIMIT #PRP44 = #SenPrep4 , _
   NO_CHECK RECOVER       GROUP 4  AMOUNT   LIMIT #REC44 = #SENRECOV4
!
   calculate : #SenSchedAlloc1   = #SCH11 * COLL_P_SCHED(1)
   calculate : #SenPrepayAlloc1  = #PRP11 * COLL_P_PREPAY(1)
   calculate : #SenRecoverAlloc1 = #REC11
   calculate : #SenSchedAlloc2   = #SCH22 * COLL_P_SCHED(2)
   calculate : #SenPrepayAlloc2  = #PRP22 * COLL_P_PREPAY(2)
   calculate : #SenRecoverAlloc2 = #REC22
   calculate : #SenSchedAlloc3   = #SCH33 * COLL_P_SCHED(3)
   calculate : #SenPrepayAlloc3  = #PRP33 * COLL_P_PREPAY(3)
   calculate : #SenRecoverAlloc3 = #REC33
   calculate : #SenSchedAlloc4   = #SCH44 * COLL_P_SCHED(4)
   calculate : #SenPrepayAlloc4  = #PRP44 * COLL_P_PREPAY(4)
   calculate : #SenRecoverAlloc4 = #REC44
!
!! **************************** CROSS SENIORS DUE TO RAPID PREPAYS
****************************
!
   calculate : #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )
!
   calculate : #CrossTestAgg = ((#SubBal1 + #SubBal2 + #SubBal3 + #SubBal4) / (COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3) + COLL_PREV_BAL(4)) LT _
               #SubMultipleAgg * (#OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3 + #OrigSubBal4) / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3 + #OrigCollBal4)) !
   calculate : #CrossTest1 =  _
               BBAL("SNR_1") LT 0.01 AND #CrossTestAgg
!
   calculate : #CrossTest2 = _
               BBAL("SNR_2") LT 0.01 AND #CrossTestAgg
!
   calculate : #CrossTest3  = _
               BBAL("SNR_3") LT 0.01 AND #CrossTestAgg
!
   calculate : #CrossTest4  = _
               BBAL("SNR_4") LT 0.01 AND #CrossTestAgg
!
   calculate: "SNR_1" _
   SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_3","SNR_4")   ELSE 0 ; _
   PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2)  - #SenPrepayAlloc2) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_3","SNR_4")  ELSE 0 ; _
   RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH1 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_4")   ELSE 0 ; _
   PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP1 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3)  - #SenPrepayAlloc3) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_4")  ELSE 0 ; _

   RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC1 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0 ; _
   SCHEDULED     GROUP 4   AMOUNT LIMIT #CROSS4SCH1 = IF #CrossTest4 THEN
(COLL_P_SCHED(4)   - #SenSchedAlloc4) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_3")   ELSE 0 ; _
   PREPAY        GROUP 4   AMOUNT LIMIT #CROSS4PRP1 = IF #CrossTest4 THEN
(COLL_P_PREPAY(4)  - #SenPrepayAlloc4) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_3")  ELSE 0 ; _
   RECOVER       GROUP 4   AMOUNT LIMIT #CROSS4REC1 = IF #CrossTest4 THEN
(DELINQ_RECOVER(4) - #SenRecoverAlloc4) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0
!
 calculate:  "SNR_2" _
   SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) *
BBAL("SNR_2")/BBAL("SNR_2","SNR_3","SNR_4")   ELSE 0 ; _
   PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1)  - #SenPrepayAlloc1) *
BBAL("SNR_2")/BBAL("SNR_2","SNR_3","SNR_4")  ELSE 0 ; _
   RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) *
BBAL("SNR_2")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH2 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) *
BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_4")   ELSE 0 ; _
   PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP2 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3)  - #SenPrepayAlloc3) *
BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_4")  ELSE 0 ; _
   RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC2 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) *
BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0 ; _
   SCHEDULED     GROUP 4   AMOUNT LIMIT #CROSS4SCH2 = IF #CrossTest4 THEN
(COLL_P_SCHED(4)   - #SenSchedAlloc4) *
BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_3")   ELSE 0 ; _
   PREPAY        GROUP 4   AMOUNT LIMIT #CROSS4PRP2 = IF #CrossTest4 THEN
(COLL_P_PREPAY(4)  - #SenPrepayAlloc4) *
BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_3")  ELSE 0 ; _
   RECOVER       GROUP 4   AMOUNT LIMIT #CROSS4REC2 = IF #CrossTest4 THEN
(DELINQ_RECOVER(4) - #SenRecoverAlloc4) *
BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0
!
 calculate:  "SNR_3" _
   SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH3 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) *
BBAL("SNR_3")/BBAL("SNR_2","SNR_3","SNR_4")   ELSE 0 ; _
   PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP3 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1)  - #SenPrepayAlloc1) *
BBAL("SNR_3")/BBAL("SNR_2","SNR_3","SNR_4")  ELSE 0 ; _
   RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC3 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) *
BBAL("SNR_3")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH3 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2) *
BBAL("SNR_3")/BBAL("SNR_1","SNR_3","SNR_4")   ELSE 0 ; _

   PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP3 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2)  - #SenPrepayAlloc2) *
BBAL("SNR_3")/BBAL("SNR_1","SNR_3","SNR_4")  ELSE 0 ; _
   RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC3 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) *
BBAL("SNR_3")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED     GROUP 4   AMOUNT LIMIT #CROSS4SCH3 = IF #CrossTest4 THEN
(COLL_P_SCHED(4)   - #SenSchedAlloc4) *
BBAL("SNR_3")/BBAL("SNR_1","SNR_2","SNR_3")   ELSE 0 ; _
   PREPAY        GROUP 4   AMOUNT LIMIT #CROSS4PRP3 = IF #CrossTest4 THEN
(COLL_P_PREPAY(4)  - #SenPrepayAlloc4) *
BBAL("SNR_3")/BBAL("SNR_1","SNR_2","SNR_3")  ELSE 0 ; _
   RECOVER       GROUP 4   AMOUNT LIMIT #CROSS4REC3 = IF #CrossTest4 THEN
(DELINQ_RECOVER(4) - #SenRecoverAlloc4) *
BBAL("SNR_3")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0
!
 calculate:  "SNR_4" _
   SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH4 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) *
BBAL("SNR_4")/BBAL("SNR_2","SNR_3","SNR_4")   ELSE 0 ; _
   PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP4 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1)  - #SenPrepayAlloc1) *
BBAL("SNR_4")/BBAL("SNR_2","SNR_3","SNR_4")  ELSE 0 ; _
   RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC4 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) *
BBAL("SNR_4")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH4 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2) *
BBAL("SNR_4")/BBAL("SNR_1","SNR_3","SNR_4")   ELSE 0 ; _
   PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP4 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2)  - #SenPrepayAlloc2) *
BBAL("SNR_4")/BBAL("SNR_1","SNR_3","SNR_4")  ELSE 0 ; _
   RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC4 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) *
BBAL("SNR_4")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH4 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) *
BBAL("SNR_4")/BBAL("SNR_1","SNR_2","SNR_4")   ELSE 0 ; _
   PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP4 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3)  - #SenPrepayAlloc3) *
BBAL("SNR_4")/BBAL("SNR_1","SNR_2","SNR_4")  ELSE 0 ; _
   RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC4 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) *
BBAL("SNR_4")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0
!
  calculate : #SenSchedAlloc1 = #SenSchedAlloc1 + #CROSS1SCH2 + #CROSS1SCH3
+ #CROSS1SCH4
  calculate : #SenPrepayAlloc1 = #SenPrepayAlloc1 + #CROSS1PRP2 + #CROSS1PRP3
+ #CROSS1PRP4
  calculate : #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2 + #CROSS1REC3 + #CROSS1REC4
!
  calculate : #SenSchedAlloc2 = #SenSchedAlloc2 + #CROSS2SCH1 + #CROSS2SCH3
+ #CROSS2SCH4
  calculate : #SenPrepayAlloc2 = #SenPrepayAlloc2 + #CROSS2PRP1 + #CROSS2PRP3
+ #CROSS2PRP4
  calculate : #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1 + #CROSS2REC3 + #CROSS2REC4
!
  calculate : #SenSchedAlloc3 = #SenSchedAlloc3 + #CROSS3SCH1 + #CROSS3SCH2
+ #CROSS3SCH4
  calculate : #SenPrepayAlloc3 = #SenPrepayAlloc3 + #CROSS3PRP1 + #CROSS3PRP2
+ #CROSS3PRP4
  calculate : #SenRecoverAlloc3 = #SenRecoverAlloc3 + #CROSS3REC1 + #CROSS3REC2 + #CROSS3REC4
!
  calculate : #SenSchedAlloc4 = #SenSchedAlloc4 + #CROSS4SCH1 + #CROSS4SCH2
+ #CROSS4SCH3
  calculate : #SenPrepayAlloc4 = #SenPrepayAlloc4 + #CROSS4PRP1 + #CROSS4PRP2
+ #CROSS4PRP3
  calculate : #SenRecoverAlloc4 = #SenRecoverAlloc4 + #CROSS4REC1 + #CROSS4REC2 + #CROSS4REC3
!
!! ************************** END CROSS SENIORS DUE TO RAPID PREPAYS
***************************
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched4 = MAX( 0, COLL_P_SCHED(4) - #SenSchedAlloc4 ) calculate : #SubPrepay4 = MAX( 0, COLL_P_PREPAY(4) - #SenPrepayAlloc4 ) calculate : #SubRecov4 = MAX( 0, DELINQ_RECOVER(4) - #SenRecoverAlloc4 )
!
 calculate:  "SUBORD_4" _
  NO_CHECK SCHEDULED     GROUP 4  AMOUNT             = #SubSched4 , _
  NO_CHECK PREPAY        GROUP 4  AMOUNT             = #SubPrepay4 , _
  NO_CHECK RECOVER       GROUP 4  AMOUNT             = #SubRecov4
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 + #SubSched4 calculate : #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 + #SubRecov4 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3 +
#SubPrepay4
!
 calculate:  "SUBS" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("SUBS")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub3 = #ExcessSub * BBAL("SNR_3") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub4 = #ExcessSub * BBAL("SNR_4") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
!
  calculate : "SNR_1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "SNR_2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "SNR_3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
  calculate : "SNR_4" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS4 = #ExcessSub4
!
   calculate : #SubExcessSub1    = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1)
   calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1
   calculate : #RemSubOptPrinc1  = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1
   calculate : #SubExcessSub2    = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2)
   calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2
   calculate : #RemSubOptPrinc2  = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2
   calculate : #SubExcessSub3    = MIN(OPTIMAL_PRINCPMT("SUBORD_3"), #VS3)
   calculate : #RemSubExcessSub3 = #VS3 - #SubExcessSub3
   calculate : #RemSubOptPrinc3  = OPTIMAL_PRINCPMT("SUBORD_3") - #SubExcessSub3
   calculate : #SubExcessSub4    = MIN(OPTIMAL_PRINCPMT("SUBORD_4"), #VS4)
   calculate : #RemSubExcessSub4 = #VS4 - #SubExcessSub4
   calculate : #RemSubOptPrinc4 = OPTIMAL_PRINCPMT("SUBORD_4") - #SubExcessSub4 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 +
#RemSubExcessSub3 + #RemSubExcessSub4
   calculate : #RemSubOptPrinc = #RemSubOptPrinc1 + #RemSubOptPrinc2 + #RemSubOptPrinc3 + #RemSubOptPrinc4
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
   calculate : #TotSubExcessSub4 = -1 * (#SubExcessSub4 + #RemSubExcessSub * #RemSubOptPrinc4/#RemSubOptPrinc)
!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub3
!
  calculate : "SUBORD_4" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub4
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_4" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_4" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_4" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_4" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_4" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4" )
         pay : CLASS INTEREST PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
         pay : CLASS INTSHORT PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
------------------------------------
        from :  CLASS ( "GRP1" ; "GRP2" ; "GRP3" ; "GRP4" )
         pay :  CLASS ENTIRETY PRO_RATA ( "SNR_1" ; "SNR_2" ; "SNR_3" ; "SNR_4"
)
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )

------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_4" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4" )
         pay : CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "SEQ"; "NODE"; "2WAC-IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SEQ"; "NODE"; "2WAC-IO" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "SEQ" ; "NODE" )
------------------------------------
!
        from :  CLASS ( "SEQ" )
         pay : CLASS INTEREST PRO_RATA ( "2A1"; "2A2"; "2A3"; "2A4"; "2A5"; "2A6" ) pay : CLASS INTSHORT PRO_RATA ( "2A1"; "2A2"; "2A3"; "2A4"; "2A5"; "2A6" )
------------------------------------
        from :  CLASS ( "SEQ" )
         pay : CLASS BALANCE SEQUENTIAL ( "2A1", "2A2", "2A3", "2A4", "2A5", "2A6" )
------------------------------------
!
        from :  CLASS ( "NODE" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A7" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A7" )
------------------------------------
        from :  CLASS ( "NODE" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2A7" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
-------------------------------------
         from :  CLASS ( "2A2" )
          pay :  SEQUENTIAL ( "2A2#1" )
-------------------------------------
         from :  CLASS ( "2A3" )
          pay :  SEQUENTIAL ( "2A3#1" )
-------------------------------------
         from :  CLASS ( "2A4" )
          pay :  SEQUENTIAL ( "2A4#1" )
-------------------------------------
         from :  CLASS ( "2A5" )
          pay :  SEQUENTIAL ( "2A5#1" )
-------------------------------------
         from :  CLASS ( "2A6" )
          pay :  SEQUENTIAL ( "2A6#1" )
-------------------------------------
         from :  CLASS ( "2A7" )
          pay :  SEQUENTIAL ( "2A7#1" )
-------------------------------------
   subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
          pay :  SEQUENTIAL ( "SUBORD_2#1")
-------------------------------------
!
    calculate :  #P_SNR_3 = BBAL("3A1") - BBAL("SNR_3")
-------------------------------------
         from :  CLASS ( "SNR_3" )
          pay :  CLASS INTEREST SEQUENTIAL ( "3A1" )
          pay :  CLASS INTSHORT SEQUENTIAL ( "3A1" )
-------------------------------------
         from :  CLASS ( "SNR_3" )
         from :  SUBACCOUNT ( #P_SNR_3 )
          pay :  CLASS BALANCE  SEQUENTIAL ( "3A1" )
-------------------------------------
!
-------------------------------------
         from :  CLASS ( "3A1" )
          pay :  SEQUENTIAL ( "3A1#1" )
-------------------------------------
   subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1")
-------------------------------------
!
         from :  CLASS ( "SNR_4" )
          pay :  CLASS INTEREST PRO_RATA  ( "4A1" )
          pay :  CLASS INTSHORT PRO_RATA  ( "4A1" )
-------------------------------------
         from :  CLASS ( "SNR_4" )
          pay :  CLASS BALANCE SEQUENTIAL ( "4A1" )
-------------------------------------
!
-------------------------------------
         from :  CLASS ( "4A1" )
          pay :  SEQUENTIAL ( "4A1#1" )
-------------------------------------
   subject to : CEILING ( (BBAL("SUBORD_4#1")-BBAL("SUBORD_4")) ) pay : SEQUENTIAL ( "SUBORD_4#1")

-------------------------------------
-------------------------------------
   calculate  :  #P_SUBS =
PRINCPMT("SUBORD_1#1","SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1")
-------------------------------------
         from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" )
          pay :  CLASS INTEREST PRO_RATA  ( "SUBS" )
          pay :  CLASS INTSHORT PRO_RATA  ( "SUBS" )
-------------------------------------
         from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" ) subject to : CEILING ( #P_SUBS )
          pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
-------------------------------------
         from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" )
          pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
-------------------------------------
!
-------------------------------------
         from :  CLASS ( "SUBS" )
          pay :  SEQUENTIAL ( "SUBS#1" )
-------------------------------------
!
-------------------------------------PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce = BBAL("SUBS#1") - BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4")
   calculate : #SubPrinc1 = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
   calculate : #SubPrinc2 = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
   calculate : #SubPrinc3 = BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
   calculate : #SubPrinc4 = BBAL("SUBORD_4#1") - BBAL("SUBORD_4")
   calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 + #SubPrinc3 + #SubPrinc4 calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg calculate : #PrincReduce4 = #PrincReduce * #SubPrinc4 / #SubPrincAgg
-------------------------------------
   subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
          pay :  SEQUENTIAL ( "SUBORD_1#1" )
-------------------------------------
   subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
          pay :  SEQUENTIAL ( "SUBORD_2#1" )
-------------------------------------
   subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
          pay :  SEQUENTIAL ( "SUBORD_3#1" )
-------------------------------------
   subject to :  CEILING ( ( #SubPrinc4 - #PrincReduce4 ) )
          pay :  SEQUENTIAL ( "SUBORD_4#1" )
-------------------------------------
!
------------------------------------- MANUAL WRITEDOWNS

   calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "1AR#1", "1A1#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1" ) -
COLL_BAL(2)))
   calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
   calculate : #ReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL( "4A1#1", "SUBORD_4#1" ) - COLL_BAL(4)))
   calculate : #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 + #ReduceSubord3 + #ReduceSubord4
-------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
-------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1AR#1", "1A1#1", "SUBORD_1#1" )))
-------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
-------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
-------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1",
"SUBORD_2#1" )))
-------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
-------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
-------------------------------------
   calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
-------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
-------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #ReduceSubord4 )
-------------------------------------
   calculate : #IncreaseSubord4 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(4) - BBAL( "4A1#1", "SUBORD_4#1" )))
-------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_4#1", BY #IncreaseSubord4 )
-------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * (BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
   calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
   calculate : #MoreReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL("SUBORD_4#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT
 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
 0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
 0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #MoreReduceSubord4 )
------------------------------------
   calculate : #WriteDown = MAX(0, BBAL( "1AR#1", "1A1#1", "SUBS#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "4A1#1" ) -
COLL_BAL(1,2,3,4))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL(
"1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1",
"3A1#1", "4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2A5#1", "2A6#1", "2A7#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1",
"1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1",
"4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown4 = MAX(0, BBAL( "4A1#1" ) / BBAL( "1AR#1",
"1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1",
"4A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1";
"2A5#1"; "2A6#1"; "2A7#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
        from : SUBACCOUNT ( #WriteDown, #SenWriteDown4 ) pay : WRITEDOWN SEQUENTIAL ( "4A1#1" )

------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    =
 BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","SUBORD_3#1")
------------------------------------
   calculate : #BondBal4    = BBAL("4A1#1","SUBORD_4#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2 + #BondBal3 + #BondBal4
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT4%"
Declare
SHIFTINT GROUP 4
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!

!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040501    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "1"       WL    00    WAC       4.2500000000 (       648205.77 /
648205.77 );       648205.77                      0.3750000000 0.3750000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    35
12 SYNC_INT     10.2500000000    2.0000000000    2.2500000000         0      0
GROUP 1       TEASER
M        2     "1"       WL    00    WAC       3.9879974137 (    168312518.19 /
168312518.19 );    168312518.19                      0.3750000000 0.3750000000
358:1     358:1       359 NO_CHECK ARM LIBOR_1YR             2.2500000000    36
12 SYNC_INT      9.9879974137    2.0000000000    2.2500000000         0      0
GROUP 1       TEASER
M        3     "1"       WL    00    WAC       3.8716785183 (    137491988.00 /
137491988.00 );    137491988.00                      0.3750000000 0.3750000000
359:0     359:0       359 NO_CHECK ARM LIBOR_1YR             2.2500000000    37
12 SYNC_INT      9.8716785183    2.0000000000    2.2500000000         0      0
GROUP 1       TEASER
M        4     "2"       WL    00    WAC       4.6847844276 (      1605891.89 /
1605891.89 );      1605891.89                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59
12 SYNC_INT      9.6847844276    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000                            GROUP 2       TEASER
M        5     "2"       WL    00    WAC       4.4602482241 (    268135286.53 /
268135286.53 );    268135286.53                      0.2500000000 0.2500000000
356:1     356:1       357 NO_CHECK ARM LIBOR_1YR             2.2500000000    60
12 SYNC_INT      9.4602482241    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000                            GROUP 2       TEASER
M        6     "2"       WL    00    WAC       4.3832390561 (    116646121.31 /
116646121.31 );    116646121.31                      0.2500000000 0.2500000000
359:0     359:0       359 NO_CHECK ARM LIBOR_1YR             2.2500000000    61
12 SYNC_INT      9.3832390561    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000                            GROUP 2       TEASER
M        7     "2-IO"    WL    00    WAC       4.7500000000 (       381598.00 /
381598.00 );       381598.00                      0.2500000000 0.2500000000
350:10    350:10       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    51
12 SYNC_INT      9.7500000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        8     "2-IO"    WL    00    WAC       4.5000000000 (       824999.10 /
824999.10 );       824999.10                      0.2500000000 0.2500000000
353:7     353:7       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    54
12 SYNC_INT      9.5000000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        9     "2-IO"    WL    00    WAC       4.8750000000 (       500000.00 /
500000.00 );       500000.00                      0.2500000000 0.2500000000
355:5     355:5       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    56
12 SYNC_INT      9.8750000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER

M 10 "2-IO" WL 00 WAC 4.7500000000 ( 331614.44 / 331614.44 ); 331614.44
0.2500000000 0.2500000000 356:4 356:4 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 57
12 SYNC_INT 9.7500000000 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 2 TEASER
M 11 "2-IO" WL 00 WAC 4.5474187221 ( 529516.51 / 529516.51 ); 529516.51
0.2500000000 0.2500000000 357:3 357:3 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 58
12 SYNC_INT 9.5474187221 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 2 TEASER
M 12 "2-IO" WL 00 WAC 4.3791611165 ( 3902883.71 / 3902883.71 ); 3902883.71
0.2500000000 0.2500000000 358:2 358:2 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 59
12 SYNC_INT 9.3791611165 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 2 TEASER
M 13 "2-IO" WL 00 WAC 4.3905785263 ( 348608582.65 / 348608582.65 ); 348608582.65
0.2500000000 0.2500000000 359:1 359:1 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 60
12 SYNC_INT 9.3905785263 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 2 TEASER
M 14 "2-IO" WL 00 WAC 4.2776419100 ( 212690937.80 / 212690937.80 ); 212690937.80
0.2500000000 0.2500000000 360:0 360:0 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 61
12 SYNC_INT 9.2776419100 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 2 TEASER
M 15 "3-IO" WL 00 WAC 4.8750000000 ( 93000.00 / 93000.00 ); 93000.00
0.2500000000 0.2500000000 350:10 350:10 360 NO_CHECK ARM LIBOR_1YR 2.2500000000
51 12 SYNC_INT 9.8750000000 2.0000000000 2.2500000000 0 0 INIT_PERCAP
5.0000000000 AMORT NONE FOR 60 GROUP 3 TEASER
M 16 "3-IO" WL 00 WAC 5.0000000000 ( 330000.00 / 330000.00 ); 330000.00
0.2500000000 0.2500000000 352:8 352:8 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 53
12 SYNC_INT 10.0000000000 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 3 TEASER
M 17 "3-IO" WL 00 WAC 5.0000000000 ( 198000.00 / 198000.00 ); 198000.00
0.2500000000 0.2500000000 354:6 354:6 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 55
12 SYNC_INT 10.0000000000 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 3 TEASER
M 18 "3-IO" WL 00 WAC 5.1250000000 ( 246905.00 / 246905.00 ); 246905.00
0.2500000000 0.2500000000 355:5 355:5 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 56
12 SYNC_INT 10.1250000000 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 3 TEASER
M 19 "3-IO" WL 00 WAC 4.5855241339 ( 5740498.97 / 5740498.97 ); 5740498.97
0.2500000000 0.2500000000 356:4 356:4 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 57
12 SYNC_INT 9.5855241339 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 3 TEASER
M 20 "3-IO" WL 00 WAC 4.6465998540 ( 7923305.35 / 7923305.35 ); 7923305.35
0.2500000000 0.2500000000 357:3 357:3 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 58
12 SYNC_INT 9.6465998540 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 3 TEASER
M 21 "3-IO" WL 00 WAC 4.5783369392 ( 63802973.14 / 63802973.14 ); 63802973.14
0.2500000000 0.2500000000

358:2  358:2 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 59 12 SYNC_INT 9.5783369392
2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000 AMORT NONE FOR 60 GROUP 3
TEASER
M 22 "3-IO" WL 00 WAC 4.4714144467 ( 126702067.53 / 126702067.53 ); 126702067.53
0.2500000000 0.2500000000 359:1 359:1 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 60
12 SYNC_INT 9.4714144467 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 3 TEASER
M 23 "3-IO" WL 00 WAC 4.3612796982 ( 24006041.70 / 24006041.70 ); 24006041.70
0.2500000000 0.2500000000 360:0 360:0 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 61
12 SYNC_INT 9.3612796982 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
AMORT NONE FOR 60 GROUP 3 TEASER
M 24 "4" WL 00 WAC 4.9708347444 ( 38309335.73 / 38309335.73 ); 38309335.73
0.2500000000 0.2500000000 357:1 357:1 358 NO_CHECK ARM LIBOR_1YR 2.2500000000 84
12 SYNC_INT 9.9708347444 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
GROUP 4 TEASER
M 25 "4" WL 00 WAC 4.7851571535 ( 26767817.00 / 26767817.00 ); 26767817.00
0.2500000000 0.2500000000 360:0 360:0 360 NO_CHECK ARM LIBOR_1YR 2.2500000000 85
12 SYNC_INT 9.7851571535 2.0000000000 2.2500000000 0 0 INIT_PERCAP 5.0000000000
GROUP 4 TEASER

! B04E_ROLL.CDI #CMOVER_3.0E WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.275 , subroutines 3.1
!! 05/18/2004 8:56 AM
!
! Modeled in the Intex CMO Modeling Language, (B000BDB448D23)
! which is copyright (c) 2004 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
!
!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical

!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
 COLLAT_GROUPS 1 2 3 4
!
!
  DEFINE CONSTANT #OrigCollBal = 1554730088.32
  DEFINE CONSTANT #OrigCollBal1 = 306452711.96
  DEFINE CONSTANT #OrigCollBal2 = 954157431.94
  DEFINE CONSTANT #OrigCollBal3 = 229042791.69
  DEFINE CONSTANT #OrigCollBal4 = 65077152.73

!
  DEFINE CONSTANT #OrigBondBal = 1554730088.32
  DEFINE CONSTANT #OrigBondBal1 = 306452711.96
  DEFINE CONSTANT #OrigBondBal2 = 954157431.94
  DEFINE CONSTANT #OrigBondBal3 = 229042791.69
  DEFINE CONSTANT #OrigBondBal4 = 65077152.73
!
  DEFINE #BondBal1                       = 341406088.32
  DEFINE #BondBal2                       = 970975988.32
  DEFINE #BondBal3                       = 266163988.32
  DEFINE #BondBal4                       = 106788988.32
  DEFINE #BondBal                        = 1685335053.28
!
   FULL_DEALNAME:        b04e_call
!
   DEAL SIZE:            $ 1554730088.32
   PRICING SPEED:        20% CPR
!  ISSUE DATE:           20040501
   SETTLEMENT DATE:      20040527
!
  Record date delay:     24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%","SHIFT4%"
!
  TRUSTEE_FEE    GROUP 1     0.002
!
  TRUSTEE_FEE    GROUP 2     0.002
!
  TRUSTEE_FEE    GROUP 3     0.002
!
  TRUSTEE_FEE    GROUP 4     0.002
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040501 _
       DEAL_FIRSTPAY_DATE         20040625
!
!
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) /
COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) /
COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) /
COLL_PREV_BAL(3) * 1200
  DEFINE DYNAMIC STICKY #NetRate4 = ( COLL_I_MISC("COUPON",4) ) /
COLL_PREV_BAL(4) * 1200
!
  DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

!
  DEFINE TABLE "SI_2TIMESLOSSAgg" (6, 2) = "MONTH" "PCT"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
      360.1   2
!
  DEFINE #COUPON_SUBS = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR       1.88125
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4", "1AR", "1A1", "2A1", "2A2", "2A3", "2A4", "2A5", "2A6", "2A7", "3A1", "4A1", "SUBS", "2WAC-IO"
!
!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block  8581611.96 FLOAT GROUP 1 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate1 )
     0     999
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 26716431.94 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate2 )
     0     999
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 6413791.69 FLOAT GROUP 3 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate3 )
     0     999
!
Tranche "SUBORD_4" MODELING EXCHANGE
   Block 1823152.73 FLOAT GROUP 4 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate4 )
     0     999
!
Tranche "1AR" SEN_WAC
   Block 100.00 FLOAT GROUP 1 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate1 )

     0     999
!
Tranche "1A1" SEN_WAC
   Block 297871000.00 FLOAT GROUP 1 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next
          20040625
    ( #NetRate1 )
     0     999
!
Tranche "2A1" SEN_FLT
   Block  127837000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0 Dated 20040525 Next 20040625
     (IF CURDATE LE 20090425 THEN min(2.033,COLL_NETRATE(2)) ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block  57949000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 0 Dated 20040525 Next 20040625
     (IF CURDATE LE 20090425 then min(3.203,COLL_NETRATE(2)) ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A3" SEN_FLT
   Block  95454000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 24 Dated 20040501 Next 20040625
     (IF CURDATE LE 20090425 THEN min(3.993,COLL_NETRATE(2)) ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A4" SEN_WAC
   Block 73520000.00 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next
          20040625
    ( #NetRate2 )
    0     999
!
Tranche "2A5" SEN_WAC
   Block 72932000.00 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next
          20040625
    ( #NetRate2 )
     0     999
!
Tranche "2A6" SEN_WAC
   Block 199749000.00 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next
          20040625
    ( #NetRate2 )
     0     999
!
Tranche "2A7" SEN_WAC
   Block 300000000.00 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _

          Delay 24 Dated 20040501 Next
          20040625
    ( #NetRate2 )
     0     999
!
Tranche "3A1" SEN_WAC
   Block 222629000.00 FLOAT GROUP 3 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate3 )
     0     999
!
Tranche "4A1" SEN_WAC
   Block 63254000.00 FLOAT GROUP 4 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
    ( #NetRate4 )
     0     999
!
Tranche "SUBS" JUN_WAC
   Block 43534988.32 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040501 Next 20040625
     ( #COUPON_SUBS )
    0    999
!
Tranche "2WAC-IO" SEN_FLT_IO
   Block 281240000.00 GROUP 2 FREQ M FLOAT RESET M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2A3#1") ELSE 0 ); _
                                                                 END ( IF
CURMONTH  LT 59 THEN  BBAL("2A1#1","2A2#1","2A3#1")  ELSE 0 ); _
          DAYCOUNT  30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040501 Next 20040625
    (IF CURDATE LE 20090325 THEN ((COLL_NETRATE(2)-0)*BBAL("2A1","2A2","2A3")-
COUPON("2A1")*BBAL("2A1")  - COUPON("2A2")*BBAL("2A2") -
COUPON("2A3")*BBAL("2A3"))/BBAL("2A1","2A2","2A3") else 0)
     0     999
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040527
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040527
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040527
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040527
DEFINE PSEUDO_TRANCHE COLLAT GROUP 4 _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040527
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
!
ifdef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}
!
ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =
!

  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "2WAC-IO"   NO_BUILD_TRANCHE _
                    = "2WAC-IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _
                    = "2A3"
  CLASS "2A4"       NO_BUILD_TRANCHE _
                    = "2A4"
  CLASS "2A5"       NO_BUILD_TRANCHE _
                    = "2A5"
  CLASS "2A6"       NO_BUILD_TRANCHE _
                    = "2A6"
  CLASS "2A7"       NO_BUILD_TRANCHE _
                    = "2A7"
  CLASS "3A1"       NO_BUILD_TRANCHE _
                    = "3A1"
  CLASS "4A1"       NO_BUILD_TRANCHE _
                    = "4A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "SUBORD_4"  DISTRIB_CLASS RULES _
                    = "SUBORD_4"
  CLASS "SEQ" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
                    = "2A1" "2A2" "2A3" "2A4" "2A5" "2A6"
  CLASS "NODE"_
                    = "2A7"
  CLASS "SUBS"      NO_BUILD_TRANCHE _
                    = "SUBS", _
    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2" "SUBORD_3" "SUBORD_4"
CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal1); _
                    = "1AR" "1A1" , SUPPORT_CLASSES = "SUBS"
 CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal2); _
                    = "SEQ" "NODE"  "2WAC-IO", SUPPORT_CLASSES = "SUBS"
 CLASS "SNR_3"     ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1" , SUPPORT_CLASSES = "SUBS"
 CLASS "SNR_4"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal4); _
                    = "4A1" , SUPPORT_CLASSES = "SUBS"
!
!
 CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "SNR_1" "SUBORD_1"
 CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "SNR_3" "SUBORD_3"
  CLASS "GRP4" _
                 DISTRIB_CLASS RULES _
                   = "SNR_4" "SUBORD_4"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3" "GRP4"
!
  GROUP 0       ROOT      = 1 2 3 4
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"     Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1" Delay 24 Dated 20040501 Next 20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"     Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2" Delay 24 Dated 20040501 Next 20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SEQ"       Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "NODE"      Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_3"     Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3" Delay 24 Dated 20040501 Next 20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_4"     Delay 24  Dated 20040501  Next
20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_4" Delay 24 Dated 20040501 Next 20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3")) DEFINE DYNAMIC STICKY #OrigSubBal4 = #OrigCollBal4 - ORIG_BBAL("SNR_4") DEFINE DYNAMIC STICKY #SubBal4 = MAX(0, COLL_PREV_BAL(4) - BBAL("SNR_4"))

  DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPctAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSSAgg", "MONTH", "PCT" )
!
TRIGGER "CumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM/ ORIG_BBAL("SUBS")); _
        TARGETVAL       ( #ReduceTestAAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTriggerAgg" _
        FULL_NAME   "Shifting Interest Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50% _
The above calculations will be done based on all crossed mortgage loan groups."
-
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLossAgg","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM/(#OrigSubBal1 + #OrigSubBal2 +
#OrigSubBal3 + #OrigSubBal4)); _
        TARGETVAL       ( #Sub2TimesLossPctAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTriggerAgg" _
        FULL_NAME   "Sub Two Times Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_

        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLossAgg","TRIGVAL"));
!
!
  DEFINE DYNAMIC STICKY #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") * 36000 / NDAYS_ACCRUE_INT("SUBS#1")
!
  OPTIONAL REDEMPTION:    "Grp_1_Call" _
                          DATE 20070401 _
                                TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:    "Grp_2_Call" _
                          DATE 20090425 _
                                TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"
!
  OPTIONAL REDEMPTION:    "Grp_3_Call" _
                          DATE 20090425 _
                                TARGET GROUP 3 _
                          PRICE_P ( COLL_BAL(3) ); _
                          DISTR_P RULES "OPTR_GROUP_3"
!
  OPTIONAL REDEMPTION:    "Grp_4_Call" _
                          DATE 20110425 _
                                TARGET GROUP 4 _
                          PRICE_P ( COLL_BAL(4) ); _
                          DISTR_P RULES "OPTR_GROUP_4"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 4 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("SUBS") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1

!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #OrigSenPct3  = ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 1
!
   calculate :  #OrigSenPct4  = ORIG_BBAL("SNR_4") / #OrigCollBal4
!
   calculate :  #SenPct4 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_4") / COLL_PREV_BAL(4)) _
               ELSE 1
!
   calculate : #OrigSenPctAgg = ORIG_BBAL("SNR_1","SNR_2","SNR_3","SNR_4") / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3 + #OrigCollBal4)
   calculate :  #SenPctAgg      = MIN(1, BBAL("SNR_1","SNR_2","SNR_3","SNR_4") /
(COLL_PREV_BAL))
!
   calculate :  #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")
!
!
   calculate : #Sub2TimesTriggerAgg = NOT TRIGGER("TwoTimesTriggerAgg") calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3",
"SUBORD_4") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3",
"SUBORD_3", "SNR_4", "SUBORD_4") _
                                   GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3", "SUBORD_4")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3", "SNR_4", "SUBORD_4") AND _
                                    #Sub2TimesTriggerAgg
!
   calculate :  #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _

   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate :  #SenPrep3 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate :  #SenPrep4 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct4 + SHIFT%(4) * (1-#SenPct4), _
   Reduce_SHIFT%_when GROUP 4 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (1-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate :  #SenPrep4 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct4 + (50% * (1-#SenPct4)) _
                        ELSE #SenPct4 _
                   ELSE #SenPrep4
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)

!
   calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
   calculate : #SENRECOV4 = #SenPrep4 * DELINQ_RECOVER(4)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT #PRP11 = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT #PRP22 = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT #SCH33 = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT #PRP33 = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT #REC33 = #SENRECOV3
!
 calculate:  "SNR_4" _
  NO_CHECK SCHEDULED     GROUP 4  FRACTION LIMIT #SCH44 = #SenPct4 , _
  NO_CHECK PREPAY        GROUP 4  FRACTION LIMIT #PRP44 = #SenPrep4 , _
  NO_CHECK RECOVER       GROUP 4  AMOUNT   LIMIT #REC44 = #SENRECOV4
!
calculate : #SenSchedAlloc1 = #SCH11 * COLL_P_SCHED(1)
calculate : #SenPrepayAlloc1 = #PRP11 * COLL_P_PREPAY(1)
calculate : #SenRecoverAlloc1 = #REC11
calculate : #SenSchedAlloc2 = #SCH22 * COLL_P_SCHED(2)
calculate : #SenPrepayAlloc2 = #PRP22 * COLL_P_PREPAY(2)
calculate : #SenRecoverAlloc2 =  #REC22
calculate : #SenSchedAlloc3 = #SCH33 * COLL_P_SCHED(3)
calculate : #SenPrepayAlloc3 = #PRP33 * COLL_P_PREPAY(3)
calculate : #SenRecoverAlloc3 =  #REC33
calculate : #SenSchedAlloc4 = #SCH44 * COLL_P_SCHED(4)
calculate : #SenPrepayAlloc4 = #PRP44 * COLL_P_PREPAY(4)
calculate : #SenRecoverAlloc4 = #REC44
!
!! **************************** CROSS SENIORS DUE TO RAPID PREPAYS
****************************
!
   calculate :  #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH ,
"CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )
!
   calculate   : #CrossTestAgg = ((#SubBal1 + #SubBal2 + #SubBal3 + #SubBal4) /
               (COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3) +
               COLL_PREV_BAL(4)) LT _ #SubMultipleAgg * (#OrigSubBal1 +
               #OrigSubBal2 + #OrigSubBal3 + #OrigSubBal4) / (#OrigCollBal1 +
               #OrigCollBal2 + #OrigCollBal3 + #OrigCollBal4))
!
   calculate : #CrossTest1 =  _
              BBAL("SNR_1") LT 0.01 AND #CrossTestAgg
!
   calculate : #CrossTest2 = _
              BBAL("SNR_2") LT 0.01 AND #CrossTestAgg
!
   calculate : #CrossTest3 = _
              BBAL("SNR_3") LT 0.01 AND #CrossTestAgg

! calculate : #CrossTest4 = _
   BBAL("SNR_4") LT 0.01 AND #CrossTestAgg

!
 calculate: "SNR_1" _
   SCHEDULED GROUP 2 AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN (COLL_P_SCHED(2) - #SenSchedAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   PREPAY GROUP 2 AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN (COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   RECOVER GROUP 2 AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN (DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED GROUP 3 AMOUNT LIMIT #CROSS3SCH1 = IF #CrossTest3 THEN (COLL_P_SCHED(3) - #SenSchedAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0 ; _
   PREPAY GROUP 3 AMOUNT LIMIT #CROSS3PRP1 = IF #CrossTest3 THEN (COLL_P_PREPAY(3) - #SenPrepayAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0 ; _
   RECOVER GROUP 3 AMOUNT LIMIT #CROSS3REC1 = IF #CrossTest3 THEN (DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0 ; _
   SCHEDULED GROUP 4 AMOUNT LIMIT #CROSS4SCH1 = IF #CrossTest4 THEN (COLL_P_SCHED(4) - #SenSchedAlloc4) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0 ; _
   PREPAY GROUP 4 AMOUNT LIMIT #CROSS4PRP1 = IF #CrossTest4 THEN (COLL_P_PREPAY(4) - #SenPrepayAlloc4) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0 ; _
   RECOVER GROUP 4 AMOUNT LIMIT #CROSS4REC1 = IF #CrossTest4 THEN (DELINQ_RECOVER(4) - #SenRecoverAlloc4) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0

!
 calculate:  "SNR_2" _
   SCHEDULED GROUP 1 AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN (COLL_P_SCHED(1) - #SenSchedAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   PREPAY GROUP 1 AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN (COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   RECOVER GROUP 1 AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN (DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED GROUP 3 AMOUNT LIMIT #CROSS3SCH2 = IF #CrossTest3 THEN (COLL_P_SCHED(3) - #SenSchedAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0 ; _
   PREPAY GROUP 3 AMOUNT LIMIT #CROSS3PRP2 = IF #CrossTest3 THEN (COLL_P_PREPAY(3) - #SenPrepayAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0 ; _
   RECOVER GROUP 3 AMOUNT LIMIT #CROSS3REC2 = IF #CrossTest3 THEN (DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0 ; _
   SCHEDULED GROUP 4 AMOUNT LIMIT #CROSS4SCH2 = IF #CrossTest4 THEN (COLL_P_SCHED(4) - #SenSchedAlloc4) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0 ; _

   PREPAY GROUP 4 AMOUNT LIMIT #CROSS4PRP2 = IF #CrossTest4 THEN (COLL_P_PREPAY(4) - #SenPrepayAlloc4) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0 ; _
   RECOVER GROUP 4 AMOUNT LIMIT #CROSS4REC2 = IF #CrossTest4 THEN (DELINQ_RECOVER(4) - #SenRecoverAlloc4) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0
!
 calculate:  "SNR_3" _
   SCHEDULED GROUP 1 AMOUNT LIMIT #CROSS1SCH3 = IF #CrossTest1 THEN (COLL_P_SCHED(1) - #SenSchedAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   PREPAY GROUP 1 AMOUNT LIMIT #CROSS1PRP3 = IF #CrossTest1 THEN (COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   RECOVER GROUP 1 AMOUNT LIMIT #CROSS1REC3 = IF #CrossTest1 THEN (DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED GROUP 2 AMOUNT LIMIT #CROSS2SCH3 = IF #CrossTest2 THEN (COLL_P_SCHED(2) - #SenSchedAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   PREPAY GROUP 2 AMOUNT LIMIT #CROSS2PRP3 = IF #CrossTest2 THEN (COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   RECOVER GROUP 2 AMOUNT LIMIT #CROSS2REC3 = IF #CrossTest2 THEN (DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED GROUP 4 AMOUNT LIMIT #CROSS4SCH3 = IF #CrossTest4 THEN (COLL_P_SCHED(4) - #SenSchedAlloc4) * BBAL("SNR_3")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0 ; _
   PREPAY GROUP 4 AMOUNT LIMIT #CROSS4PRP3 = IF #CrossTest4 THEN (COLL_P_PREPAY(4) - #SenPrepayAlloc4) * BBAL("SNR_3")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0 ; _
   RECOVER GROUP 4 AMOUNT LIMIT #CROSS4REC3 = IF #CrossTest4 THEN (DELINQ_RECOVER(4) - #SenRecoverAlloc4) * BBAL("SNR_3")/BBAL("SNR_1","SNR_2","SNR_3") ELSE 0
!
 calculate:  "SNR_4" _
   SCHEDULED GROUP 1 AMOUNT LIMIT #CROSS1SCH4 = IF #CrossTest1 THEN (COLL_P_SCHED(1) - #SenSchedAlloc1) * BBAL("SNR_4")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   PREPAY GROUP 1 AMOUNT LIMIT #CROSS1PRP4 = IF #CrossTest1 THEN (COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_4")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   RECOVER GROUP 1 AMOUNT LIMIT #CROSS1REC4 = IF #CrossTest1 THEN (DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_4")/BBAL("SNR_2","SNR_3","SNR_4") ELSE 0 ; _
   SCHEDULED GROUP 2 AMOUNT LIMIT #CROSS2SCH4 = IF #CrossTest2 THEN (COLL_P_SCHED(2) - #SenSchedAlloc2) * BBAL("SNR_4")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   PREPAY GROUP 2 AMOUNT LIMIT #CROSS2PRP4 = IF #CrossTest2 THEN (COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_4")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _
   RECOVER GROUP 2 AMOUNT LIMIT #CROSS2REC4 = IF #CrossTest2 THEN (DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_4")/BBAL("SNR_1","SNR_3","SNR_4") ELSE 0 ; _

   SCHEDULED GROUP 3 AMOUNT LIMIT #CROSS3SCH4 = IF #CrossTest3 THEN (COLL_P_SCHED(3) - #SenSchedAlloc3) * BBAL("SNR_4")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0 ; _
   PREPAY GROUP 3 AMOUNT LIMIT #CROSS3PRP4 = IF #CrossTest3 THEN (COLL_P_PREPAY(3) - #SenPrepayAlloc3) * BBAL("SNR_4")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0 ; _
   RECOVER GROUP 3 AMOUNT LIMIT #CROSS3REC4 = IF #CrossTest3 THEN (DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_4")/BBAL("SNR_1","SNR_2","SNR_4") ELSE 0
!
  calculate : #SenSchedAlloc1 = #SenSchedAlloc1 + #CROSS1SCH2 + #CROSS1SCH3 + #CROSS1SCH4 calculate : #SenPrepayAlloc1 = #SenPrepayAlloc1 + #CROSS1PRP2 + #CROSS1PRP3 + #CROSS1PRP4 calculate : #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2 + #CROSS1REC3 + #CROSS1REC4
!
  calculate : #SenSchedAlloc2 = #SenSchedAlloc2 + #CROSS2SCH1 + #CROSS2SCH3 + #CROSS2SCH4 calculate : #SenPrepayAlloc2 = #SenPrepayAlloc2 + #CROSS2PRP1 + #CROSS2PRP3 + #CROSS2PRP4 calculate : #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1 + #CROSS2REC3 + #CROSS2REC4
!
  calculate : #SenSchedAlloc3 = #SenSchedAlloc3 + #CROSS3SCH1 + #CROSS3SCH2 + #CROSS3SCH4 calculate : #SenPrepayAlloc3 = #SenPrepayAlloc3 + #CROSS3PRP1 + #CROSS3PRP2 + #CROSS3PRP4 calculate : #SenRecoverAlloc3 = #SenRecoverAlloc3 + #CROSS3REC1 + #CROSS3REC2 + #CROSS3REC4
!
  calculate : #SenSchedAlloc4 = #SenSchedAlloc4 + #CROSS4SCH1 + #CROSS4SCH2 + #CROSS4SCH3 calculate : #SenPrepayAlloc4 = #SenPrepayAlloc4 + #CROSS4PRP1 + #CROSS4PRP2 + #CROSS4PRP3 calculate : #SenRecoverAlloc4 = #SenRecoverAlloc4 + #CROSS4REC1 + #CROSS4REC2 + #CROSS4REC3
!
!! ************************** END CROSS SENIORS DUE TO RAPID PREPAYS
***************************

!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT                 = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT                 = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT                 = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
   calculate:  "SUBORD_2" _
      NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
      NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _

NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED   GROUP 3   AMOUNT   = #SubSched3 , _
  NO_CHECK PREPAY      GROUP 3   AMOUNT   = #SubPrepay3 , _
  NO_CHECK RECOVER     GROUP 3   AMOUNT   = #SubRecov3
!
   calculate : #SubSched4 = MAX( 0, COLL_P_SCHED(4) - #SenSchedAlloc4 ) calculate : #SubPrepay4 = MAX( 0, COLL_P_PREPAY(4) - #SenPrepayAlloc4 ) calculate : #SubRecov4 = MAX( 0, DELINQ_RECOVER(4) - #SenRecoverAlloc4 )
!
 calculate:  "SUBORD_4" _
  NO_CHECK SCHEDULED   GROUP 4   AMOUNT   = #SubSched4 , _
  NO_CHECK PREPAY      GROUP 4   AMOUNT   = #SubPrepay4 , _
  NO_CHECK RECOVER     GROUP 4   AMOUNT   = #SubRecov4
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 + #SubSched4 calculate : #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 + #SubRecov4 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3 + #SubPrepay4
!
 calculate:  "SUBS" _
  NO_CHECK SCHEDULED   AMOUNT   = #SubSched , _
  NO_CHECK PREPAY      AMOUNT   = #SubPrepay , _
  NO_CHECK RECOVER     AMOUNT   = #SubRecov
!
   calculate : #ExcessSub = EXCESS_SUB_AMT
!
   calculate : #ExcessSub = EXCESS_SUB_AMT("SUBS")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub3 = #ExcessSub * BBAL("SNR_3") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub4 = #ExcessSub * BBAL("SNR_4") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
!
   calculate : "SNR_1" _
      NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
   calculate : "SNR_2" _
      NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
   calculate : "SNR_3" _
      NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
   calculate : "SNR_4" _
      NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS4 = #ExcessSub4
!
   calculate : #SubExcessSub1 = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1) calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1 calculate : #RemSubOptPrinc1 = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1 calculate : #SubExcessSub2 = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2) calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2 calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2 calculate : #SubExcessSub3 = MIN(OPTIMAL_PRINCPMT("SUBORD_3"), #VS3) calculate : #RemSubExcessSub3 = #VS3 - #SubExcessSub3 calculate : #RemSubOptPrinc3 = OPTIMAL_PRINCPMT("SUBORD_3") - #SubExcessSub3 calculate : #SubExcessSub4 = MIN(OPTIMAL_PRINCPMT("SUBORD_4"), #VS4) calculate : #RemSubExcessSub4 = #VS4 - #SubExcessSub4 calculate : #RemSubOptPrinc4 = OPTIMAL_PRINCPMT("SUBORD_4") - #SubExcessSub4 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 +
#RemSubExcessSub3 + #RemSubExcessSub4
   calculate : #RemSubOptPrinc = #RemSubOptPrinc1 + #RemSubOptPrinc2 + #RemSubOptPrinc3 + #RemSubOptPrinc4
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
   calculate : #TotSubExcessSub4 = -1 * (#SubExcessSub4 + #RemSubExcessSub * #RemSubOptPrinc4/#RemSubOptPrinc)
!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT   = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT   = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT   = #TotSubExcessSub3
!
  calculate : "SUBORD_4" _
   NO_CHECK NEG_OK CUSTOM AMOUNT   = #TotSubExcessSub4
!
------------------------------------
   pay : CLASS INTEREST  PRO_RATA ("SNR_1" )
   pay : CLASS INTSHORT  PRO_RATA ("SNR_1" )
   pay : CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
-----------------------------
   pay : CLASS INTEREST  PRO_RATA ("SNR_2" )
   pay : CLASS INTSHORT  PRO_RATA ("SNR_2" )
   pay : CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
-----------------------------
   pay : CLASS INTEREST  PRO_RATA ("SNR_3" )
   pay : CLASS INTSHORT  PRO_RATA ("SNR_3" )
   pay : CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
-----------------------------
   pay : CLASS INTEREST  PRO_RATA ("SNR_4" )
   pay : CLASS INTSHORT  PRO_RATA ("SNR_4" )
   pay : CLASS PRINCIPAL SEQUENTIAL ( "SNR_4" )
-----------------------------
   pay : CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
   pay : CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
-----------------------------
   pay : CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
   pay : CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
-----------------------------
   pay : CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
   pay : CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
-----------------------------
   pay : CLASS INTEREST  PRO_RATA ( "SUBORD_4" )
   pay : CLASS INTSHORT  PRO_RATA ( "SUBORD_4" )
------------------------------------
   from :  CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4" )
    pay : CLASS INTEREST PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
    pay : CLASS INTSHORT PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
-------------------------------
   from :  CLASS ( "GRP1" ; "GRP2" ; "GRP3" ; "GRP4" )
    pay :  CLASS ENTIRETY PRO_RATA ( "SNR_1" ; "SNR_2" ; "SNR_3" ; "SNR_4"  )
-------------------------------
    pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
-------------------------------
    pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
-------------------------------
    pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
-------------------------------
    pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_4" )
-------------------------------
   from :  CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4" )
    pay : CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
-------------------------------
   from :  CLASS ( "SNR_1" )
    pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
    pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
-------------------------------
   from :  CLASS ( "SNR_1" )
    pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
-------------------------------
!
-------------------------------
   from :  CLASS ( "1AR" )
    pay :  SEQUENTIAL ( "1AR#1" )
-------------------------------
   from :  CLASS ( "1A1" )
    pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
   pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------
!
   from :  CLASS ( "SNR_2" )
    pay :  CLASS INTEREST PRO_RATA  ( "SEQ"; "NODE"; "2WAC-IO" )
    pay :  CLASS INTSHORT PRO_RATA  ( "SEQ"; "NODE"; "2WAC-IO" )
-------------------------------
   from :  CLASS ( "SNR_2" )
    pay :  CLASS BALANCE PRO_RATA ( "SEQ" ; "NODE" )
-------------------------------
!

      from :  CLASS ( "SEQ" )
       pay : CLASS INTEREST PRO_RATA ( "2A1"; "2A2"; "2A3"; "2A4"; "2A5";
       "2A6" ) pay : CLASS INTSHORT PRO_RATA ( "2A1"; "2A2"; "2A3"; "2A4"; "2A5"; "2A6" )
----------------------------------
      from :  CLASS ( "SEQ" )
       pay :  CLASS BALANCE SEQUENTIAL ( "2A1", "2A2", "2A3", "2A4", "2A5",
"2A6" )
----------------------------------
!
      from :  CLASS ( "NODE" )
       pay :  CLASS INTEREST PRO_RATA  ( "2A7" )
       pay :  CLASS INTSHORT PRO_RATA  ( "2A7" )
----------------------------------
      from :  CLASS ( "NODE" )
       pay :  CLASS BALANCE SEQUENTIAL ( "2A7" )
----------------------------------
!
----------------------------------
      from :  CLASS ( "2A1" )
       pay :  SEQUENTIAL ( "2A1#1" )
----------------------------------
      from :  CLASS ( "2A2" )
       pay :  SEQUENTIAL ( "2A2#1" )
----------------------------------
      from :  CLASS ( "2A3" )
       pay :  SEQUENTIAL ( "2A3#1" )
----------------------------------
      from :  CLASS ( "2A4" )
       pay :  SEQUENTIAL ( "2A4#1" )
----------------------------------
      from :  CLASS ( "2A5" )
       pay :  SEQUENTIAL ( "2A5#1" )
----------------------------------
      from :  CLASS ( "2A6" )
       pay :  SEQUENTIAL ( "2A6#1" )
----------------------------------
      from :  CLASS ( "2A7" )
       pay :  SEQUENTIAL ( "2A7#1" )
----------------------------------
subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
       pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
!
 calculate :  #P_SNR_3 = BBAL("3A1") - BBAL("SNR_3")
----------------------------------
      from :  CLASS ( "SNR_3" )
       pay :  CLASS INTEREST SEQUENTIAL ( "3A1" )
       pay :  CLASS INTSHORT SEQUENTIAL ( "3A1" )
----------------------------------
      from :  CLASS ( "SNR_3" )
      from :  SUBACCOUNT ( #P_SNR_3 )
       pay :  CLASS BALANCE  SEQUENTIAL ( "3A1" )
----------------------------------
!
----------------------------------
      from :  CLASS ( "3A1" )
       pay :  SEQUENTIAL ( "3A1#1" )
----------------------------------
subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
       pay :  SEQUENTIAL ( "SUBORD_3#1")
----------------------------------
!
      from :  CLASS ( "SNR_4" )
       pay :  CLASS INTEREST PRO_RATA  ( "4A1" )
       pay :  CLASS INTSHORT PRO_RATA  ( "4A1" )
----------------------------------
      from :  CLASS ( "SNR_4" )
       pay :  CLASS BALANCE SEQUENTIAL ( "4A1" )
----------------------------------
!
----------------------------------
      from :  CLASS ( "4A1" )
       pay :  SEQUENTIAL ( "4A1#1" )
----------------------------------
subject to :  CEILING ( (BBAL("SUBORD_4#1")-BBAL("SUBORD_4")) )
       pay :  SEQUENTIAL ( "SUBORD_4#1")
------------------------------------
------------------------------------
 calculate :  #P_SUBS =
PRINCPMT("SUBORD_1#1","SUBORD_2#1","SUBORD_3#1","SUBORD_4#1")
---------------------------------
      from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" )
       pay :  CLASS INTEREST PRO_RATA  ( "SUBS" )
       pay :  CLASS INTSHORT PRO_RATA  ( "SUBS" )
---------------------------------
      from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" ) subject to : CEILING ( #P_SUBS )
       pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
      from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" )
       pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
      from :  CLASS ( "SUBS" )
       pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
 calculate : #PrincReduce = BBAL("SUBS#1") - BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") calculate : #SubPrinc1 = BBAL("SUBORD_1#1") - BBAL("SUBORD_1") calculate : #SubPrinc2 = BBAL("SUBORD_2#1") -
 BBAL("SUBORD_2") calculate : #SubPrinc3 = BBAL("SUBORD_3#1") -
 BBAL("SUBORD_3") calculate : #SubPrinc4 = BBAL("SUBORD_4#1") -
 BBAL("SUBORD_4") calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 + #SubPrinc3 + #SubPrinc4
 calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg
 calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg
 calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg
 calculate : #PrincReduce4 = #PrincReduce * #SubPrinc4 / #SubPrincAgg
------------------------------------
subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
       pay :  SEQUENTIAL ( "SUBORD_1#1" )
----------------------------------
subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
       pay :  SEQUENTIAL ( "SUBORD_2#1" )
----------------------------------
subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
       pay :  SEQUENTIAL ( "SUBORD_3#1" )
----------------------------------
subject to :  CEILING ( ( #SubPrinc4 - #PrincReduce4 ) )
       pay :  SEQUENTIAL ( "SUBORD_4#1" )
----------------------------------
!
---------------------------------- MANUAL WRITEDOWNS
 calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "1AR#1", "1A1#1", "SUBORD_1#1" ) - COLL_BAL(1)))
 calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1" ) -
COLL_BAL(2)))
 calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
 calculate : #ReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL( "4A1#1", "SUBORD_4#1" ) - COLL_BAL(4)))
 calculate : #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 +
#ReduceSubord3 + #ReduceSubord4
------------------------------------
      when :  IS_THERE ( "SUBS#1" )
       pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
----------------------------------
 calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1AR#1", "1A1#1", "SUBORD_1#1" )))
------------------------------------
      when :  IS_THERE ( "SUBS#1" )
       pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
      when :  IS_THERE ( "SUBS#1" )
       pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
 calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1",
"SUBORD_2#1" )))
------------------------------------
      when :  IS_THERE ( "SUBS#1" )
       pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
      when :  IS_THERE ( "SUBS#1" )
       pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
 calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
------------------------------------
      when :  IS_THERE ( "SUBS#1" )
       pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
      when :  IS_THERE ( "SUBS#1" )
       pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #ReduceSubord4 )
------------------------------------
   calculate : #IncreaseSubord4 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(4) - BBAL( "4A1#1", "SUBORD_4#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_4#1", BY #IncreaseSubord4 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
   calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
   calculate : #MoreReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL("SUBORD_4#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #MoreReduceSubord4 )
------------------------------------
   calculate : #WriteDown = MAX(0, BBAL( "1AR#1", "1A1#1", "SUBS#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "4A1#1" ) -
COLL_BAL(1,2,3,4))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1",
"4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1",
"2A5#1", "2A6#1", "2A7#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "4A1#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "4A1#1"
) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown4 = MAX(0, BBAL( "4A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "4A1#1"
) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1";
"2A5#1"; "2A6#1"; "2A7#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown4 )
         pay :  WRITEDOWN SEQUENTIAL ( "4A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    =
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1", "2A6#1","2A7#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","SUBORD_3#1")
------------------------------------
   calculate : #BondBal4    = BBAL("4A1#1","SUBORD_4#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2 + #BondBal3 + #BondBal4
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
 calculate: #CallBalGrp4 = COLL_BAL(4)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown1 = BBAL("GRP1")
------------------------------------
   calculate :  #WD_SUBORD_1 = MIN(BBAL("SUBORD_1#1"), #Writedown1)
   calculate :  #Writedown1 = #Writedown1 - #WD_SUBORD_1
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_1 )
         pay :  DECREMENT( BALANCE "SUBORD_1#1", BY #WD_SUBORD_1 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1",
"2A6#1", "2A7#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown2 = BBAL("GRP2")
------------------------------------
   calculate :  #WD_SUBORD_2 = MIN(BBAL("SUBORD_2#1"), #Writedown2)
   calculate :  #Writedown2 = #Writedown2 - #WD_SUBORD_2
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_2 )
         pay :  DECREMENT( BALANCE "SUBORD_2#1", BY #WD_SUBORD_2 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1";
"2A5#1"; "2A6#1"; "2A7#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )

------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown3 = BBAL("GRP3")
------------------------------------
   calculate : #WD_SUBORD_3 = MIN(BBAL("SUBORD_3#1"), #Writedown3) calculate : #Writedown3 = #Writedown3 - #WD_SUBORD_3
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_3 )
         pay :  DECREMENT( BALANCE "SUBORD_3#1", BY #WD_SUBORD_3 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_4"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp4)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP4" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP4" )
------------------------------------
        from :  CLASS ( "GRP4" )
         pay :  SEQUENTIAL ( "4A1#1" )
------------------------------------
        from :  CLASS ( "GRP4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_4" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_4#1")-BBAL("SUBORD_4")) )
         pay :  SEQUENTIAL ( "SUBORD_4#1" )
------------------------------------
        from :  CLASS ( "SUBORD_4" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown4 = BBAL("GRP4")
------------------------------------
   calculate : #WD_SUBORD_4 = MIN(BBAL("SUBORD_4#1"), #Writedown4) calculate : #Writedown4 = #Writedown4 - #WD_SUBORD_4
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_4 )
         pay :  DECREMENT( BALANCE "SUBORD_4#1", BY #WD_SUBORD_4 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown4 )
         pay :  WRITEDOWN SEQUENTIAL ( "4A1#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%

144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT4%"
Declare
SHIFTINT GROUP 4
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040501    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "1"       WL    00    WAC       4.2500000000 (       648205.77 /
648205.77 );       648205.77                      0.3750000000 0.3750000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    35
12 SYNC_INT     10.2500000000    2.0000000000    2.2500000000         0      0
GROUP 1       TEASER
M        2     "1"       WL    00    WAC       3.9879974137 (    168312518.19 /
168312518.19 );    168312518.19                      0.3750000000 0.3750000000
358:1     358:1       359 NO_CHECK ARM LIBOR_1YR             2.2500000000    36
12 SYNC_INT      9.9879974137    2.0000000000    2.2500000000         0      0
GROUP 1 TEASER

M        3     "1"       WL    00    WAC       3.8716785183 (    137491988.00 /
137491988.00 );    137491988.00                      0.3750000000 0.3750000000
359:0     359:0       359 NO_CHECK ARM LIBOR_1YR             2.2500000000    37
12 SYNC_INT      9.8716785183    2.0000000000    2.2500000000         0      0
GROUP 1       TEASER
M        4     "2"       WL    00    WAC       4.6847844276 (      1605891.89 /
1605891.89 );      1605891.89                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59
12 SYNC_INT      9.6847844276    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000                            GROUP 2       TEASER
M        5     "2"       WL    00    WAC       4.4602482241 (    268135286.53 /
268135286.53 );    268135286.53                      0.2500000000 0.2500000000
356:1     356:1       357 NO_CHECK ARM LIBOR_1YR             2.2500000000    60
12 SYNC_INT      9.4602482241    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000                            GROUP 2       TEASER
M        6     "2"       WL    00    WAC       4.3832390561 (    116646121.31 /
116646121.31 );    116646121.31                      0.2500000000 0.2500000000
359:0     359:0       359 NO_CHECK ARM LIBOR_1YR             2.2500000000    61
12 SYNC_INT      9.3832390561    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000                            GROUP 2       TEASER
M        7     "2-IO"    WL    00    WAC       4.7500000000 (       381598.00 /
381598.00 );       381598.00                      0.2500000000 0.2500000000
350:10    350:10       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    51
12 SYNC_INT      9.7500000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        8     "2-IO"    WL    00    WAC       4.5000000000 (       824999.10 /
824999.10 );       824999.10                      0.2500000000 0.2500000000
353:7     353:7       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    54
12 SYNC_INT      9.5000000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        9     "2-IO"    WL    00    WAC       4.8750000000 (       500000.00 /
500000.00 );       500000.00                      0.2500000000 0.2500000000
355:5     355:5       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    56
12 SYNC_INT      9.8750000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        10    "2-IO"    WL    00    WAC       4.7500000000 (       331614.44 /
331614.44 );       331614.44                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    57
12 SYNC_INT      9.7500000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        11    "2-IO"    WL    00    WAC       4.5474187221 (       529516.51 /
529516.51 );       529516.51                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    58
12 SYNC_INT      9.5474187221    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        12    "2-IO"    WL    00    WAC       4.3791611165 (      3902883.71 /
3902883.71 );      3902883.71                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59
12 SYNC_INT      9.3791611165    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        13    "2-IO"    WL    00    WAC       4.3905785263 (    348608582.65 /
348608582.65 );    348608582.65                      0.2500000000 0.2500000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    60
12 SYNC_INT      9.3905785263    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "2-IO"    WL    00    WAC       4.2776419100 (    212690937.80 /
212690937.80 );    212690937.80                      0.2500000000 0.2500000000

360:0     360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    61
12 SYNC_INT      9.2776419100    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "3-IO"    WL    00    WAC       4.8750000000 (        93000.00 /
93000.00 );        93000.00                      0.2500000000 0.2500000000
350:10    350:10       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    51
12 SYNC_INT      9.8750000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        16    "3-IO"    WL    00    WAC       5.0000000000 (       330000.00 /
330000.00 );       330000.00                      0.2500000000 0.2500000000
352:8     352:8       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    53
12 SYNC_INT     10.0000000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        17    "3-IO"    WL    00    WAC       5.0000000000 (       198000.00 /
198000.00 );       198000.00                      0.2500000000 0.2500000000
354:6     354:6       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    55
12 SYNC_INT     10.0000000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        18    "3-IO"    WL    00    WAC       5.1250000000 (       246905.00 /
246905.00 );       246905.00                      0.2500000000 0.2500000000
355:5     355:5       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    56
12 SYNC_INT     10.1250000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        19    "3-IO"    WL    00    WAC       4.5855241339 (      5740498.97 /
5740498.97 );      5740498.97                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    57
12 SYNC_INT      9.5855241339    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        20    "3-IO"    WL    00    WAC       4.6465998540 (      7923305.35 /
7923305.35 );      7923305.35                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    58
12 SYNC_INT      9.6465998540    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        21    "3-IO"    WL    00    WAC       4.5783369392 (     63802973.14 /
63802973.14 );     63802973.14                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59
12 SYNC_INT      9.5783369392    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        22    "3-IO"    WL    00    WAC       4.4714144467 (    126702067.53 /
126702067.53 );    126702067.53                      0.2500000000 0.2500000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    60
12 SYNC_INT      9.4714144467    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        23    "3-IO"    WL    00    WAC       4.3612796982 (     24006041.70 /
24006041.70 );     24006041.70                      0.2500000000 0.2500000000
360:0     360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    61
12 SYNC_INT      9.3612796982    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        24    "4"       WL    00    WAC       4.9708347444 (     38309335.73 /
38309335.73 );     38309335.73                      0.2500000000 0.2500000000
357:1     357:1       358 NO_CHECK ARM LIBOR_1YR             2.2500000000    84
12 SYNC_INT      9.9708347444    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000                            GROUP 4       TEASER
M        25    "4"       WL    00    WAC       4.7851571535 (     26767817.00 /
26767817.00 );     26767817.00                      0.2500000000 0.2500000000
360:0     360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    85

12 SYNC_INT      9.7851571535    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000                            GROUP 4       TEASER